                                                                      iShares(R)


                    2002 SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 2002


                                   [PICTURE]
                      INDUSTRIAL STRENGTH INVESTMENT TOOLS

        iShares DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND iShares DOW JONES U.S. CONSUMER CYCLICAL SECTOR INDEX FUND iShares DOW JONES U.S. CONSUMER NON-CYCLICAL SECTOR INDEX FUND iShares DOW JONES U.S. FINANCIAL SECTOR INDEX FUND iShares DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND iShares DOW JONES U.S. CHEMICALS INDEX FUND iShares DOW JONES U.S. FINANCIAL SERVICES INDEX FUND iShares DOW JONES U.S. INTERNET INDEX FUND iShares DOW JONES U.S. REAL ESTATE INDEX FUND iShares COHEN & STEERS REALTY MAJORS INDEX FUND

Table of Contents

Shareholder Letter...............................................   1
Market Overview..................................................   3
Managers' Discussion & Analysis..................................   6
Schedules of Investments.........................................  25
  iShares Dow Jones U.S. Basic Materials Sector Index Fund.......  25
  iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund.....  26
  iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index
    Fund.........................................................  30
  iShares Dow Jones U.S. Financial Sector Index Fund.............  32
  iShares Dow Jones U.S. Industrial Sector Index Fund............  36
  iShares Dow Jones U.S. Chemicals Sector Index Fund.............  40
  iShares Dow Jones U.S. Financial Services Index Fund...........  41
  iShares Dow Jones U.S. Internet Index Fund.....................  43
  iShares Dow Jones U.S. Real Estate Index Fund..................  44
  iShares Cohen & Steers Realty Majors Index Fund................  46
Financial Statements.............................................  47
Financial Highlights.............................................  55
Notes to the Financial Statements................................  60
iShares Family of Funds..........................................  66

To Our Shareholders

While the second half of 2001 was a difficult period for us all, 2002 has also been a time of tumultuous market events. As a whole, the past year has seen scores of layoffs, company closings, and corporate accounting scandals in the wake of the emotional shock of September 11.

The past year has been truly remarkable for iShares considering the market environment. By the close of our second fiscal year, most traditional mutual funds had shrunk in size, hundreds had shut down entirely,/1/ and plans for dozens of new ones were quietly put on hold.

However, iShares has followed a very different course. Instead of shrinking in size, iShares' assets under management grew to over $27.8 billion as of October 31, 2002. In fact, the iShares family of funds was the nation's third fastest growing family of equity funds/2/ during the period November 2001 through October 2002, surpassing many of the most established and best-known mutual fund groups.

In July, iShares celebrated another milestone: the launch of the first-ever fixed income exchange-traded funds. These four fixed income iShares funds -- three bond funds based on Lehman U.S. Treasury indexes, and one based on a Goldman Sachs(R) corporate bond index -- were greeted with an enthusiastic reception from the investment community. These new funds attracted $3 billion in assets in their first week of trading. That is an impressive beginning considering that total inflows for all U.S. bond mutual funds combined was $50 billion for the first six months of 2002./3/

With almost 80 different funds, iShares now gives its investors nearly four times more ways to structure their portfolios than any other provider of exchange-traded funds (ETFs). Total assets under management for all iShares funds have grown tenfold since they were first launched in May 2000. We believe this is a result of investors and their advisors recognizing that iShares are not merely an investment choice, but an important investment tool.

As 2002 comes to a close, iShares continues to innovate, refine and improve its family of funds. In fact, iShares decided to close three funds in response to investor interest in broader exposure to markets represented by other iShares funds. The three funds that are closing are the iShares S&P/TSE 60 Index Fund, the iShares Dow Jones U.S. Internet Index Fund, and the iShares Dow Jones U.S. Chemicals Index Fund. Investors in these funds who would like to achieve the broader exposure offered by other iShares funds should call iShares directly, 1-800-iShares, or speak to their financial advisor.

At BGI we consider the iShares family of funds "industrial strength" for four simple reasons. We think you should keep these reasons in mind when you and your advisor meet to discuss your investment objectives, and then evaluate, and perhaps rebalance your portfolio.

First, iShares strive to obtain a fundamental goal of institutional investing: taking less of a bite out of a fund's returns. iShares seek to achieve this by minimizing capital gains distributions and management fees. These are not insignificant savings. It's estimated that between 1994 and 1999, investors in diversified U.S. stock funds lost, on average, 15% of their annual gains to taxes./4/ iShares, on the other hand, are managed in a way that keeps capital gains distributions to a minimum. For example, during the calendar year 2001 none of the domestic iShares funds distributed any capital gains./5/ Additionally, the fees charged by the iShares Funds are typically about half of other actively managed mutual funds./6/

---------------------

/1/John Hechinger, Hey, Where Did My Mutual Fund Go?, The Wall Street Journal, April 17, 2002.

/2/Financial Research Corporation (FRC) database, BGI analysis.

/3/Financial Research Corporation (FRC) database, BGI analysis.

/4/Jonathan Clements, Fund Distributions are a Taxing Problem; How the Tax Man Dines on Your Funds, The Wall Street Journal, August 1999.

/5/Past performance is no guarantee of future results. There can be no assurance that iShares will not generate capital gains distributions in the future.

/6/Source: Morningstar Principia, BGI analysis 6/01.

Shareholder Letter                                                             1

Second, iShares embody a key tactic of institutional investors: Uncomplicated Diversification. The benefits of diversification, as compared to picking individual stocks are well documented. Although it's possible to diversify a portfolio by hand-selecting a wide variety of securities, to do it effectively is complicated and time-consuming. This is a reason why $1.56 trillion in institutional assets/7/ are invested in index funds.

Third, iShares embody a key strategy of institutional investors: Modular Asset Allocation. Each iShare fund focuses on a very specific slice of the equity and fixed income markets. With so many different iShares to choose from, investors have tremendous flexibility in structuring their portfolios to meet specific needs.

The fourth reason iShares are "industrial strength" is that they are advised by Barclays Global Investors, one of the world's largest institutional asset managers./8/ BGI manages money for over two thousand institutional clients around the world. Also, BGI has a longer index-based investing track record than any other fund manager. In fact, over thirty years ago it was BGI that created the world's first index strategy.

Throughout the coming year we will be working closely with the financial advisor community to introduce innovative strategies and structures that we have developed for their clients' portfolios. And we continue to enhance and improve the tools, data and resources on our Web site. If you haven't visited www.iShares.com in a while, we invite you to do so and learn more about iShares. In fact, Forbes Magazine named iShares.com "Best of the Web" among all ETF sites./9/

We think you'll agree everything about iShares really is industrial strength. On behalf of the iShares family of funds and our colleagues at BGI, we thank you for making iShares a part of your portfolio, and look forward to meeting your needs in the year ahead.

    /s/ Garrett F. Bouton                   /s/ Lee T. Kranefuss

    Garrett F. Bouton                       Lee T. Kranefuss
    President and Chairman of the Board     Vice President of iShares Trust
    of Trustees of iShares Trust


iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., none of which is affiliated with SEI. For complete information, including charges and expenses, request a prospectus by calling 1-800-iSHARES (1-800-474-2737). Read it carefully before you invest.

There are risks involved with investing, including possible loss of principal. Diversification may not protect against market risk. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Mutual funds and iShares are obliged to distribute portfolio gains to shareholders by year-end. These gains may be generated due to index rebalancing or to meet diversification requirements. Your own iShares trading, too, will generate tax consequences and transaction expenses. Certain traditional mutual funds can be tax efficient as well. Past performance does not guarantee future results.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "GS $ InvesTop(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co.

---------------------

/7/Source: PENSIONS & INVESTMENTS, 5/27/02.

/8/Source: PENSIONS & INVESTMENTS, 5/27/02.

/9/FORBES Winter 2001.

2                                2002 iShares Semi-Annual Report to Shareholders

Market Overview

U.S. Equity Markets

U.S. equities fell heavily in the six months under review. Stocks rallied in August, but renewed selling in September brought the market down again. By early October, the broader market indices were back languishing at six-year lows. Stocks staged another modest rally in late October on the back of some improved profits news, but the mood remained hesitant. The S&P 500 Index has almost halved in value since its peak two years ago, and some sectors, notably telecommunications and technology, have lost considerably more than that. The current bear market is now on par with the 1970s bear market in terms of the scale of decline. However, in terms of duration, this is already the longest bear market in 60 years.

With hindsight, many believe equities had become significantly overvalued during the technology bubble. Therefore, some correction was inevitable, but a number of factors have added to the gloom this year. Chief among these were the corporate accounting scandals. Sadly, these were not confined to one errant corporation but spread among many. As a result, investors have not only had to contend with a severe profits recession, but learn how to differentiate real from virtual profits. It is little wonder, given such profound uncertainties, that investors have been applying larger risk premiums to their equity valuations.

This year's further collapse in share prices, in turn, has taken a toll on investor confidence and the wider economy. The Federal Reserve Board (the "Fed") has done a remarkable job in keeping the economy moving both before and after the events of September 11. Manufacturing has been in a deep recession, but the broader economy has held up reasonably well so far. This has been due largely to continued resilient consumer spending fueled by low interest rates and a buoyant housing market. However, even with interest rates at 40-year lows, industrial production has fallen since the summer and business investment has been cut. The danger has been that, after showing some improvement earlier this year, the manufacturing sector may relapse, causing the economy to suffer a so-called "double-dip" recession.

If these factors were not enough, investors also have had to contend with the prospect of a second Gulf War. Such geopolitical risk adds greatly to market uncertainties, while the higher oil price sparked by war fears could further slow economic recovery. Against this background, forecasts for economic growth have been cut back. With profits statements remaining uniformly downbeat, investors have had little incentive to raise their risk appetite, preferring instead to seek the relative safety of bonds and cash.

U.S. Fixed Income Markets

For all the reasons equity prices have fallen this year, bond prices have risen. Due to the inverse relationship between bond prices and bond yields, yields have fallen during the period. By late September, yields on the 30-year bond were at the lowest levels recorded since they were first introduced in the 1970s. Yields on 5 and 10-year Treasuries had fallen to their lowest levels since 1958. Yields rose again in October as equities staged a rally, but the ongoing threat of war, the diminishing prospect of sustained economic recovery and the sheer distrust of equities in the present corporate climate have all added to the relative attractions of bonds.

The spike in oil prices to 19-month highs may in the past have raised the unwelcome specter of inflation and thus have been harmful to bonds. But in the low inflation environment of the reporting period, producers have had much greater difficulty passing on price increases. Therefore, rising oil prices have been much more likely to bear down on demand as consumers have absorbed higher oil prices by cutting expenditure on other discretionary purchases.

There were no changes to the targeted federal funds rate over the period, but the Fed's policy bias seemed to shift toward one of greater ease over the summer as equity prices tumbled and doubts about the strength of the economic recovery accumulated. This perceived shift helped to drag bond yields lower, particularly at the short end of the curve. So far, the prospect of increased bond supply on the back of an escalating federal budget deficit has had only limited impact on investor enthusiasm for U.S. Treasuries.

Market Overview                                                                3

International Equity Markets

The decline in U.S. equities over the period was echoed to a greater or lesser extent in markets around the world. Though the accounting scandals were confined largely to the U.S., the negative effect on investor confidence was global. The hesitant nature of the U.S. economic recovery also has had ramifications around the globe, while geopolitical risk in the Middle East and rising oil prices have affected all markets.

In Europe, economic growth has been particularly sluggish, with the German economy most seriously affected by the downturn in international trade. However, it is not just a squeeze on exports that has dampened growth. Domestic demand has fallen due to lower business investment. Consumers, too, have been reluctant to spend. High unemployment has affected large parts of the eurozone and there have been growing doubts that the operation of a single monetary policy offers sufficient flexibility to tackle the problem. Room for policy maneuver has been further constrained by the Stability and Growth Pact, which was adopted in 1997 when the monetary union was being established and limits the size of budget deficits across the zone.

While UK equities have also fallen heavily with concerns over the pensions industry and the solvency of the insurance sector, the economy has fared somewhat more favorably, helped by a more expansive fiscal policy and a strong housing market which, like the U.S., has supported consumer confidence and spending.

Japanese equities plumbed new depths over the period with the Nikkei Dow Index recording a 19-year low. Concern has again focused on the stability of the banking system and the mountain of bad debts that continued to undermine the efficient functioning of the economy. Japanese consumer prices have now fallen for three years in a row. Such deflation has raised the real value of debt and reduced the effectiveness of monetary policy. Meanwhile the government has continued to balk at the large-scale injection of public funds deemed necessary to put the banking system back on a sounder footing.

    /s/ Francis Enderle

    Francis Enderle
    Head of Indexed Investing for iShares
    Barclays Global Fund Advisors

4                                2002 iShares Semi-Annual Report to Shareholders

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Managers' Discussion & Analysis

iSHARES DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND
Performance as of 10/31/02


         Average Annual Total Returns           Cumulative Total Returns
----------------------------------------------  -------------------------
 Year Ended 10/31/02    Inception To 10/31/02     Inception To 10/31/02
----------------------  ----------------------  -------------------------
 NAV    MARKET  INDEX    NAV    MARKET  INDEX     NAV    MARKET    INDEX

(5.46)% (5.62)% (4.95)% (2.43)% (2.43)% (1.99)% (5.72)%  (5.71)%  (4.68)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (06/12/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (06/19/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                             TOP 10 INDEX HOLDINGS

                Du Pont (E.I.) de Nemours & Co.           18.40%
                Dow Chemical Co. (The)                    10.63%
                Alcoa Inc.                                 8.36%
                International Paper Co.                    6.95%
                Air Products & Chemicals Inc.              4.51%
                Weyerhaeuser Co.                           4.45%
                Praxair Inc.                               3.93%
                Newmont Mining Corp.                       3.86%
                PPG Industries Inc.                        3.58%
                Avery Dennison Corp.                       2.72%


The iShares Dow Jones U.S. Basic Materials Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Basic Materials Sector Index. For the six-month period ended October 31, 2002 (the "reporting period") the Fund declined 17.69%, while the Index declined 17.43%.

Equity markets slumped during the reporting period, facing downward pressure on economic, political and corporate fronts. Weak economic indicators continued to cloud the outlook for recovery: despite a robust first quarter GDP growth rate, second quarter growth was reported at a sluggish 1.3%. The labor market remained soft, housing starts declined, and consumer sentiment plunged to a nine-year low. Investor skepticism about corporate leadership continued: earlier investigations of Enron were mirrored in investigations of other companies, including WorldCom and Tyco. Earnings warnings also increased during the reporting period. As Americans marked the one-year anniversary of the tragic events of September 11, 2001, geopolitical tensions continued to weigh heavily on the markets. In addition, the possibility of an invasion of Iraq raised concerns about supply of oil from the area, sending the price of oil to more than $30 per barrel.

6                                2002 iShares Semi-Annual Report to Shareholders

Basic materials shares struggled during the reporting period. As global economic weakness sapped demand for commodities products such as paper, forest products, and metals, underlying stock prices sank. Those companies that depend on oil and natural gas were also hurt by elevated energy prices.

The ten largest holdings in the Index all logged negative returns for the reporting period. For example, Alcoa (8.36% of the Index as of October 31, 2002), was the hardest hit, falling 34.53%. Paper companies Weyerhaeuser (4.45% of the Index as of October 31, 2002) and International Paper (6.95% of the Index as of October 31), fell 22.29% and 14.65%, respectively. Hurt by increased energy costs, Dow Chemical (10.63% of the Index as of October 31) declined 16.46%. Gold mining company Newmont Mining Corporation (3.86% of the Index as of October 31), which had surged in the months after September 11, 2001, gave back some of those gains, losing 13.12%. Natural gas and chemicals producer Air Products & Chemicals Inc. (4.51% of the Index as of October 31) declined 7.16%.

Managers' Discussion & Analysis                                                7

Managers' Discussion & Analysis

iSHARES DOW JONES U.S. CONSUMER CYCLICAL SECTOR INDEX FUND
Performance as of 10/31/02

          Average Annual Total Returns             Cumulative Total Returns
-------------------------------------------------  -------------------------
 Year Ended 10/31/02      Inception To 10/31/02      Inception To 10/31/02
----------------------  -------------------------  -------------------------
 NAV    MARKET  INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX

(8.27)% (8.29)% (7.76)% (11.99)% (12.00)% (11.53)% (26.29)% (26.31)% (25.39)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (06/12/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (06/20/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                             TOP 10 INDEX HOLDINGS

                   Wal-Mart Stores Inc.                11.74%
                   Home Depot Inc.                      5.46%
                   Viacom Inc. "B"                      5.46%
                   Aol Time Warner Inc.                 5.08%
                   Walgreen Co.                         2.78%
                   Walt Disney Co. (The)                2.74%
                   Cardinal Health Inc.                 2.51%
                   Lowe's Companies Inc.                2.36%
                   Target Corp.                         1.99%
                   Mcdonald's Corp.                     1.85%


The iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Cyclical Sector Index. For the six-month period ended October 31, 2002 (the "reporting period"), the Fund declined 20.67%, while the Index fell 20.46%.

Market-weary investors found no relief during the reporting period. The same themes that had weighed on equity markets in recent quarters continued, eroding investor confidence and driving down stock prices. Investigations into corporate governance problems at Enron were mirrored by allegations of improprieties at Tyco, WorldCom, and others. Corporations continued to announce layoffs and issue earnings warnings at a steady rate. Meanwhile, economic news continued to portray an economy not yet out of the throes of recession. Second quarter GDP growth was a sluggish 1.3%. Consumer confidence fell during the end of the reporting period after having risen following the September 11, 2001 attacks. By October, the Conference Board's Consumer Confidence Index fell to 79.4, its lowest level in nine years. Consumer confidence is important as it provides indications of consumer spending, which generally accounts for two thirds of GDP. Indeed, consumer spending levels, which had been a bright spot on the economic landscape, appeared to have peaked early in the reporting period.

8                                2002 iShares Semi-Annual Report to Shareholders

The slowdown in consumer spending levels was widespread. On the retail level, department stores' same-store sales fell 4.8% in August, the worst drop since the 6.8% drop in September 2001. Discount stores, which had outperformed department stores early in the recession, began to feel the cutback in consumer spending.

Within the Index, all of the ten largest holdings posted declines during the reporting period. Home Depot (5.46% of the Index as of October 31, 2002) led the decline with a 37.54% loss. McDonald's (1.85% of the Index as of October 31, 2002) fell 36.23%, while Target Corporation (1.99% of the Index as of October 31, 2002) lost 30.78%. The Walt Disney Company (2.74% of the Index as of October 31, 2002) and AOL Time Warner (5.08% of the Index as of October 31, 2002) declined 27.96% and 22.45%, respectively.

Managers' Discussion & Analysis                                                9

Managers' Discussion & Analysis

iSHARES DOW JONES U.S. CONSUMER NON-CYCLICAL SECTOR INDEX FUND
Performance as of 10/31/02

        Average Annual Total Returns            Cumulative Total Returns
---------------------------------------------  --------------------------
Year Ended 10/31/02    Inception To 10/31/02     Inception To 10/31/02
--------------------  -----------------------  --------------------------
 NAV   MARKET  INDEX   NAV    MARKET   INDEX     NAV     MARKET    INDEX

1.08%  0.83%   1.66%  2.15%    2.07%   2.90%    5.22%     5.02%    7.07%

"Total returns for the period since inception" are calculated from the inception date of the Fund (06/12/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (06/16/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                             TOP 10 INDEX HOLDINGS

                 Procter & Gamble Co.                    13.58%
                 Coca-Cola Co. (The)                     12.53%
                 Philip Morris Companies Inc.            10.17%
                 Pepsico Inc.                             9.23%
                 Anheuser-Busch Companies Inc.            5.41%
                 Colgate-Palmolive Co.                    3.52%
                 Gillette Co. (The)                       3.39%
                 Kimberly-Clark Corp.                     3.14%
                 Sysco Corp.                              2.48%
                 Sara Lee Corp.                           2.00%

The iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Non-Cyclical Sector Index. For the six-month period ended October 31, 2002 (the "reporting period"), the Fund declined 12.12%, while the Index declined 11.86%.

Equity markets struggled during the reporting period. Weak economic indicators continued to cloud the outlook for recovery and weigh on markets. Investor skepticism about corporate leadership continued: earlier investigations of Enron were mirrored by investigations of WorldCom, Tyco and others. Earnings warnings also increased during the reporting period. Finally, geopolitical tensions contributed to negative investor sentiment. As the possibility of a war with Iraq raised concerns about supply of oil from the area, the price of oil surged to more than $30 per barrel.

No industry group was left untouched by the slow economic conditions. Consumer non-cyclicals, however, were one of the least affected sectors over the reporting period. Because the companies that comprise the Index produce basic goods and services that are purchased even during difficult economic times, their share prices tend to be less sensitive to economic conditions.

10                               2002 iShares Semi-Annual Report to Shareholders

Within the Index's ten largest holdings, performance was mixed for the reporting period. Philip Morris Companies (10.17% of the Index as of October 31, 2002) fell 23.12%, and Kimberly-Clark (3.14% of the Index as of October 31, 2002) lost 20.15%. Gillette Company (3.39% of the Index as of October 31, 2002) and PepsiCo (9.23% of the Index as of October 31, 2002) dropped 14.90% and 14.45%, respectively. However, some holdings delivered healthy gains: Sysco Corporation (2.48% of the Index as of October 31) climbed 9.93%, Sara Lee (2.00% of the Index as of October 31) rose 9.44%, and Colgate-Palmolive (3.52% of the Index) returned 4.42%.

Managers' Discussion & Analysis                                               11

Managers' Discussion & Analysis

iSHARES DOW JONES U.S. FINANCIAL SECTOR INDEX FUND
Performance as of 10/31/02

         Average Annual Total Returns             Cumulative Total Returns
-----------------------------------------------  --------------------------
 Year Ended 10/31/02     Inception To 10/31/02     Inception To 10/31/02
----------------------  -----------------------  --------------------------
 NAV    MARKET  INDEX    NAV    MARKET   INDEX     NAV     MARKET    INDEX

(3.58)% (3.70)% (3.05)% 0.57%    0.62%   1.18%    1.39%     1.53%    2.91%

"Total returns for the period since inception" are calculated from the inception date of the Fund (05/22/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (05/31/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                             TOP 10 INDEX HOLDINGS

                 Citigroup Inc.                            9.90%
                 American International Group Inc.         7.59%
                 Bank of America Corp.                     5.01%
                 Wells Fargo & Company                     4.54%
                 Fannie Mae                                3.51%
                 Wachovia Corp.                            2.53%
                 Bank One Corp.                            2.39%
                 Freddie Mac                               2.27%
                 American Express Co.                      2.27%
                 U.S. Bancorp                              2.14%


The iShares Dow Jones U.S. Financial Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financial Sector Index. For the six-month period ended October 31, 2002 (the "reporting period"), the Fund declined 13.70%, while the Index declined 13.44%.

Equity markets fell during the reporting period, pulled down largely by poor economic data. Following robust first quarter growth reports, Gross Domestic Product ("GDP") growth was lower than expected for the second quarter, and preliminary reports for the third quarter were weak. Manufacturing activity slowed and fewer jobs than expected were created in the U.S. economy. After having risen following the September 11, 2001 attacks, consumer confidence fell to a nine-year low. Consumer confidence is important as it provides indications of consumer spending, which generally accounts for two thirds of GDP. As the possibility of an invasion of Iraq raised concerns about the supply of oil from the area, the price of oil surged to more than $30 per barrel. In response to economic conditions the Federal Reserve Board left rates unchanged during the reporting period. The federal funds rate stood at 1.75%, its lowest level since the 1960's.

12                               2002 iShares Semi-Annual Report to Shareholders

Within the financial sector, performance was largely negative over the reporting period. Large credit card issuers suffered the biggest declines as credit concerns grew. Meanwhile, banks experienced relatively muted losses, benefiting from mortgage refinancing activity thanks to historically low interest rates.

All of the Index's ten largest holdings posted losses for the reporting period. American International Group (7.59% of the Index as of October 31, 2002) fell 9.38%, while Citigroup (9.90% of the Index as of October 31, 2002) lost 7.55%. Bank of America (5.01% of the Index as of October 31) and Wells Fargo (4.54% of the Index), meanwhile, declined 2.04% and 0.24%, respectively. American Express (2.27% of the Index as of October 31, 2002) dropped 10.89%.

Managers' Discussion & Analysis                                               13

Managers' Discussion & Analysis

iSHARES DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND
Performance as of 10/31/02

            Average Annual Total Returns              Cumulative Total Returns
----------------------------------------------------  -------------------------
   Year Ended 10/31/02       Inception To 10/31/02      Inception To 10/31/02
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX

(16.36)% (16.30)% (17.07)% (17.12)% (17.09)% (18.00)% (36.15)% (36.10)% (37.78)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (06/12/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (06/20/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                              TOP 10 INDEX HOLDINGS

                   General Electric Co.                25.08%
                   3M Co.                               4.94%
                   United Technologies Corp.            2.90%
                   Tyco Intternational Ltd.             2.88%
                   United Parcel Service Inc. "B"       2.71%
                   First Data Corp.                     2.64%
                   Automatic Data Processing Inc.       2.63%
                   Boeing Co. (The)                     2.12%
                   Lockheed Martin Corp.                2.09%
                   Emerson Electric Co.                 2.03%


The iShares Dow Jones U.S. Industrial Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Industrial Sector Index. For the six-month period ended October 31, 2002 (the "reporting period") the Fund declined 19.96%, while the Index declined 20.15%.

Equity markets faced downward pressure on a variety of fronts during the reporting period. Weak economic indicators continued to cloud the outlook for recovery: second quarter GDP growth was reported at a sluggish 1.3%. The labor market remained soft and consumer sentiment, as measured by the Consumer Confidence Index, plunged to a nine-year low. Investor skepticism about corporate leadership continued: earlier investigations of Enron multiplied, as new allegations of irregularities were directed at WorldCom, Tyco and others. Earnings warnings also grew during the reporting period. As Americans marked the one-year anniversary of the tragic events of September 11, 2001, geopolitical tensions continued to weigh heavily on the markets. As the possibility of an invasion in Iraq raised concerns about supply of oil from the area, the price of oil surged to more than $30 per barrel.

14                               2002 iShares Semi-Annual Report to Shareholders

The sluggish economic conditions in the U.S. were part of a larger global slowdown. Economic slowdown meant little demand for industrial production, and the industrial sector stalled. Although there were a few bright spots, the group generally performed poorly over the reporting period.

In terms of individual holdings, aerospace company Boeing (2.12% of the Index as of October 31, 2002) was the worst performer in the Index's top ten over the reporting period, dropping 32.73%. Tyco International (2.88% of the Index as of October 31, 2002) lost 21.48%, as its allegations and investigations continued. General Electric (25.08% of the Index as of October 31, 2002) declined 18.94%, and Automatic Data Processing (2.63% of the Index as of October 31) dropped 15.85%. There were a few positive performers for the period: 3M (4.94% of the Index as of October 31, 2002) gained 1.88%, and United Parcel Service (2.71% of the Index as of October 31) rose 0.56%.

Managers' Discussion & Analysis                                               15

Managers' Discussion & Analysis

iSHARES DOW JONES U.S. CHEMICALS INDEX FUND
Performance as of 10/31/02

            Average Annual Total Returns              Cumulative Total Returns
----------------------------------------------------  -------------------------
   Year Ended 10/31/02       Inception To 10/31/02      Inception To 10/31/02
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX

 2.05%    1.72%    1.02%    0.12%    0.10%    (1.23)%  0.29%    0.24%    (2.91)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (06/12/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (06/19/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                             TOP 10 INDEX HOLDINGS

             Du Pont (E.I.) De Nemours & CO.            28.96%
             Dow Chemical Co. (The)                     16.73%
             Air Products & Chemicals Inc.               7.10%
             Praxair Inc.                                6.19%
             Ppg Industries Inc.                         5.63%
             Avery Dennison Corp.                        4.29%
             Rohm & HAAS CO. "A"                         3.97%
             Ecolab Inc.                                 3.74%
             Engelhard Corp.                             2.05%
             Sigma-aldrich Corp.                         2.03%

The iShares Dow Jones U.S. Chemicals Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Chemicals Index. For the six-month period ended October 31, 2002 (the "reporting period") the Fund declined 11.02%, while the Index declined 11.01%.

Equity markets faced challenges from all fronts during the reporting period. Second quarter GDP growth was reported at a mere 1.3%, raising doubts about the strength of economic recovery. Further clouding the economic picture, the labor market remained soft and consumer spending declined. On the corporate front, profit warnings escalated during the reporting period. During the third quarter of 2002, the number of companies issuing earnings warnings rose 28% from the second quarter. The investigations into corporate irregularities continued to expand during the reporting period, rattling investors' confidence in corporate leadership. Compounding the uncertainty, geopolitical tensions continued to mount. As an invasion of Iraq became a clear possibility, the potential disruption in the flow of oil from the Middle East led to a spike in oil prices. By late September, the price of oil jumped to a 19-month high of $30.71 per barrel.

Because crude oil and natural gas are the main raw ingredients used in the products of most chemical companies, many companies in the sector were hit hard by the sharp rise in oil prices during the reporting period. Within the Index's ten largest holdings, Engelhard

16                               2002 iShares Semi-Annual Report to Shareholders

Corporation (2.05% of the Index as of October 31, 2002) logged the largest decline, falling 26.66%. Dow Chemical (16.73% of the Index as of October 31,
2002), lost 16.46%. Rohm & Haas (3.97% of the Index as of October 31, 2002), and PPG Industries (5.63% of the Index as of October 31, 2002), declined 9.39% and 8.75%, respectively. The sole positive performer among the ten largest holdings was Ecolab (3.74% of the Index as of October 31, 2002), which gained 10.55%. One of the reasons for Ecolab's stock price increase was that third quarter earnings level jumped 25% over the same quarter last year.

Managers' Discussion & Analysis                                               17

Managers' Discussion & Analysis

iSHARES DOW JONES U.S. FINANCIAL SERVICES INDEX FUND
Performance as of 10/31/02

         Average Annual Total Returns           Cumulative Total Returns
----------------------------------------------  -------------------------
 Year Ended 10/31/02    Inception To 10/31/02     Inception To 10/31/02
----------------------  ----------------------  -------------------------
 NAV    MARKET  INDEX    NAV    MARKET  INDEX     NAV    MARKET    INDEX

(1.76)% (1.82)% (1.18)% (1.48)% (1.48)% (0.88)% (3.51)%  (3.49)%  (2.10)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (06/12/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (06/19/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                             TOP 10 INDEX HOLDINGS

                      Citigroup Inc.                13.80%
                      Bank of America Corp.          6.98%
                      Wells Fargo & Company          6.33%
                      Fannie Mae                     4.90%
                      Wachovia Corp.                 3.52%
                      Bank One Corp.                 3.33%
                      Freddie Mac                    3.16%
                      American Express Co.           3.16%
                      U.S. Bancorp                   2.98%
                      JP Morgan Chase & Co.          2.88%

The iShares Dow Jones U.S. Financial Services Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financial Services Index. For the six-month period ended October 31, 2002 (the "reporting period") the Fund declined 13.09%, while the Index declined 12.84%.

U.S. equity markets continued to struggle during the reporting period. Most notably, accounting concerns initially stemming from Enron's problems dominated the news and drove many investors from stock markets. Accounting scandals spread during the six-month reporting period to include Tyco and WorldCom, creating a crisis in confidence in corporate America. Adding to investor concern, investigations into brokerage analysts revealed further scandals. Economic news released in May and June suggested that the economy might not yet be out of the woods, and Wall Street began to worry about the possibility of a double-dip recession. Consumer spending, which had largely driven the economic recovery, appeared to peak, and capital spending slowed. By October, consumer confidence had dipped to a nine-year low. However, as interest rates fell to their lowest levels in 40 years, one bright spot emerged: home refinancing and new home construction surged.

18                               2002 iShares Semi-Annual Report to Shareholders

Although performance across the financial services group was largely negative over the reporting, there was a bifurcation within the sector. On one hand, investment banks suffered substantial declines as they struggled with a dearth of investor activity and low valuations. On the other hand, many regional banks enjoyed strong mortgage lending activity during the period, resulting in nearly flat performance for that group.

Among the Index's ten largest holdings, the worst performer for the reporting period was JP Morgan Chase & Co. (2.88% of the Index as of October 31, 2002), which fell 39.13%. Fannie Mae (4.90% of the Index as of October 31, 2002) lost 14.50%, while American Express (3.16% of the Index as of October 31, 2002) declined 10.89% for the reporting period. Bank of America (6.98% of the Index as of October 31, 2002) and Wells Fargo (6.33% of the Index as of October 31, 2002) fell 2.04% and 0.24%, respectively.

Managers' Discussion & Analysis                                               19

Managers' Discussion & Analysis

iSHARES DOW JONES U.S. INTERNET INDEX FUND
Performance as of 10/31/02

            Average Annual Total Returns              Cumulative Total Returns
----------------------------------------------------  -------------------------
   Year Ended 10/31/02       Inception To 10/31/02      Inception To 10/31/02
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX

(24.65)% (24.56)% (24.14)% (56.83)% (56.84)% (56.46)% (87.40)% (87.41)% (87.07)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (05/15/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (5/19/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                             TOP 10 INDEX HOLDINGS

               Yahoo! Inc.                                12.79%
               Amazon.com Inc.                             9.36%
               eBay Inc.                                   9.32%
               BEA Systems Inc.                            7.99%
               Check Point Software Technologies Ltd.      6.38%
               WebMD Corp.                                 4.90%
               Verisign Inc.                               4.49%
               E*TRADE Group Inc.                          4.30%
               Overture Services Inc.                      3.69%
               TMP Worldwide Inc.                          3.38%

The iShares Dow Jones U.S. Internet Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Internet Index. For the six-month period ended October 31, 2002 (the "reporting period") the Fund declined 19.00%, while the Index fell 18.73%.

Equity markets faced challenges from all fronts during the reporting period. Second quarter GDP growth was reported at 1.3%, raising doubts about the strength of economic recovery. Further clouding the economic picture, the labor market remained soft, consumer spending declined, and the U.S. dollar continued weakening. On the corporate front, profit warnings escalated during the reporting period. During the third quarter of 2002, the number of companies issuing earnings warnings rose 28% over the second quarter. The investigations into corporate irregularities continued to expand during the reporting period, rattling investors' confidence in corporate leadership. Compounding the uncertainty, geopolitical tensions continued to mount. As an invasion of Iraq became a possibility, the potential disruption in the flow of oil from the Middle East led to a spike in oil prices.

20                               2002 iShares Semi-Annual Report to Shareholders

The weak U.S. economy has led to diminished corporate investment in Internet-based technologies, hurting revenues for many companies in the sector. In addition, sagging consumer spending levels translated into lowered online sales levels. Adding to Internet companies' woes, many investors continued to avoid technology-related shares since the share prices began to fall in 2001.

The Index's ten largest holdings reflected the sector's struggles during the reporting period. TMP Worldwide Inc. (3.38% of the Index as of October 31, 2002) declined 48.69% over the reporting period. Hurt by the slowdown in investor activity, E*TRADE Group (4.30% of the Index as of October 31, 2002) fell 40.32%. BEA Systems (7.99% of the Index as of October 31, 2002) and Check Point Software Technologies (6.38% of the Index as of October 31, 2002) declined 24.54% and 24.02%, respectively, over the reporting period. The picture was brighter for retail Internet leaders eBay (9.32% of the Index as of October 31) and Amazon.com (9.36% of the Index), which gained 19.10% and 16.00%, respectively.

Managers' Discussion & Analysis                                               21

Managers' Discussion & Analysis

iSHARES DOW JONES U.S. REAL ESTATE INDEX FUND
Performance as of 10/31/02

        Average Annual Total Returns           Cumulative Total Returns
---------------------------------------------  -------------------------
Year Ended 10/31/02    Inception To 10/31/02     Inception To 10/31/02
--------------------  -----------------------  -------------------------
 NAV   MARKET  INDEX   NAV    MARKET   INDEX     NAV    MARKET    INDEX

5.93%  6.13%   6.43%  9.20%    9.17%   9.65%   23.40%   23.32%   24.63%

"Total returns for the period since inception" are calculated from the inception date of the Fund (06/12/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (6/19/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                              TOP 10 INDEX HOLDINGS

                  Equity Office Properties Trust              8.47%
                  Equity Residential                          5.40%
                  Simon Property Group Inc.                   4.28%
                  ProLogis                                    3.62%
                  Plum Creek Timber Co. Inc.                  3.47%
                  Archstone-Smith Trust                       3.39%
                  Boston Properties Inc.                      2.86%
                  Vornado Realty Trust                        2.67%
                  Duke Realty Corp.                           2.57%
                  Apartment Investment & Management Co. "A"   2.51%

The iShares Dow Jones U.s. Real Estate Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Real Estate Index. For the six-month period ended October 31, 2002 (the "reporting period"), the Fund declined 9.97%, while the Index declined 9.80%.

Poor economic and stock market conditions were a boon to interest rates during the reporting period. By September, fears of impending war with Iraq, a volatile stock market and the weak economy drove the benchmark 10-year Treasury note yield to levels not seen since 1958. Mortgage rates also fell to new lows, and by September the 30-year mortgage had dipped to 5.99%, the lowest level since Freddie Mac began tracking the rate. In response to the low rates, Americans bought new homes and refinanced existing mortgages. The Mortgage Bankers Association reported a 17% surge in loan applications to a new high. Refinancing jumped 19% and applications for new home purchases rose 12%.

Despite these developments, within the Index's ten largest holdings, performance was still mostly negative for the reporting period. Apartment Investment & Management Company (2.51% of the Index as of October 31, 2002) fell 25.80%, and Plum Creek Timber (3.47% of the Index as of October 31, 2002) lost 22.67%. Vornado Realty Trust (2.67% of the Index as of October 31, 2002) declined 14.08%, Equity Residential (5.40% of the Index as of October 31, 2002) fell 13.14%, and Equity Office Properties Trust (8.47% of the Index as of October 31,
2002) lost 12.85%. On the positive side, ProLogis (3.62% of the Index as of October 31) gained 12.32%, and Simon Property Group (4.28% of the Index) climbed 4.47%.

22                               2002 iShares Semi-Annual Report to Shareholders

Managers' Discussion & Analysis

iSHARES COHEN & STEERS REALTY MAJORS INDEX FUND
Performance as of 10/31/02

            Average Annual Total Returns              Cumulative Total Returns
----------------------------------------------------  -------------------------
   Year Ended 10/31/02       Inception To 10/31/02      Inception To 10/31/02
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX

 5.56%    5.59%    5.88%    4.93%    4.99%    5.22%    8.83%    8.92%    9.31%

"Total returns for the period since inception" are calculated from the inception date of the Fund (01/29/01). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (2/2/01), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                             TOP 10 INDEX HOLDINGS

           Equity Office Properties Trust                    8.14%
           Equity Residential                                7.93%
           Simon Property Group Inc.                         7.89%
           ProLogis                                          5.53%
           Archstone-Smith Trust                             5.17%
           Vornado Realty Trust                              5.02%
           Public Storage Inc.                               4.37%
           Boston Properties Inc.                            4.35%
           Duke Realty Corp.                                 4.19%
           Apartment Investment & Management Co. "A"         4.12%

The iShares Cohen & Steers Realty Majors Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index. For the six-month period ended October 31, 2002 (the "reporting period"), the Fund declined 9.41%, while the Index declined 9.35%.

Equity investors found little relief during the reporting period. The same themes that had weighed on equity markets in recent quarters continued: economic news portrayed an economy not yet out of the throes of recession: second quarter GDP growth was a tepid 1.3%, labor markets were soft, and the U.S. dollar remained weak.

Poor economic and stock market conditions were a boon to interest rates. By September, fears of impending war with Iraq, a volatile stock market and the weak economy drove the benchmark 10-year Treasury note yield to levels not seen since 1958. Mortgage rates also fell to new lows, and by September the 30-year mortgage had dipped to 5.99%, the lowest level since Freddie Mac began tracking the rate. In response to the low rates, many Americans bought new homes and refinanced existing mortgages: The Mortgage Bankers Association reported a 17% surge in loan applications to a new high. Refinancing jumped 19% and applications for new home purchases rose 12%.

Managers' Discussion & Analysis                                               23

Although real estate-related shares were hurt during the reporting period, their losses were more modest than other sectors. Within the Index's ten largest holdings, performance was mixed for the reporting period. Apartment Investment & Management Company (4.12% of the Index as of October 31, 2002) declined 25.80%, and Public Storage Inc. (4.37% of the Index as of October 31, 2002) fell 20.44%. On the positive side, ProLogis (5.53% of the Index as of October 31, 2002) gained 12.32%, while Simon Property Group (7.89% of the Index as of October 31,
2002) rose 4.47%.

24                               2002 iShares Semi-Annual Report to Shareholders

Schedule of Investments (Unaudited)

iSHARES DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND
October 31, 2002


Security                                        Shares        Value
-------------------------------------------------------------------

COMMON STOCKS - 99.88%
Du Pont (E.I.) de Nemours & Co.                276,096  $11,388,960
Dow Chemical Co. (The)                         253,148    6,579,316
Alcoa Inc.                                     234,649    5,176,357
International Paper Co.                        123,074    4,298,975
Air Products & Chemicals Inc.                   63,142    2,790,876
Weyerhaeuser Co.                                60,855    2,756,731
Praxair Inc.                                    44,632    2,432,444
Newmont Mining Corp.                            96,725    2,391,042
PPG Industries Inc.                             47,061    2,213,279
Avery Dennison Corp.                            27,078    1,685,335
Rohm & Haas Co. "A"                             46,933    1,561,461
Ecolab Inc.                                     30,484    1,470,853
MeadWestvaco Corp.                              54,682    1,145,588
Nucor Corp.                                     19,608      826,281
Engelhard Corp.                                 36,369      805,573
Sigma-Aldrich Corp.                             17,481      799,756
Eastman Chemical Co.                            21,370      776,586
Phelps Dodge Corp./1/                           24,646      764,519
International Flavors & Fragrances Inc.         22,545      756,385
Georgia-Pacific Corp.                           56,179      685,384
Valspar Corp. (The)                             12,528      523,295
Bowater Inc.                                    15,330      519,534
Freeport-McMoRan Copper & Gold Inc./1/          40,281      491,428
RPM International Inc.                          31,797      478,863
Ashland Inc.                                    17,649      463,286
Meridian Gold Inc./1/                           27,172      443,990
Lyondell Chemical Co.                           34,958      436,975
Lubrizol Corp.                                  14,219      412,351
Cabot Corp.                                     17,073      404,289
Boise Cascade Corp.                             16,127      383,661
United States Steel Corp.                       28,347      364,259
Worthington Industries Inc.                     19,272      363,084
Rayonier Inc.                                    7,690      324,364
IMC Global Inc.                                 28,821      317,031
Cabot Microelectronics Corp./1/                  6,701      304,158
Ferro Corp.                                     11,147      272,767
Cytec Industries Inc./1/                        11,052      267,569
Hercules Inc./1/                                27,096      260,122
Great Lakes Chemical Corp.                      10,686      259,883
Olin Corp.                                      15,737      255,884
Fuller (H.B.) Co.                                7,870      224,059
Crompton Corp.                                  31,335      207,751
AK Steel Holding Corp./1/                       28,424      205,790
Potlatch Corp.                                   7,856      205,356
Louisiana-Pacific Corp./1/                      29,008      195,514
Georgia Gulf Corp.                               8,804      191,487
Cambrex Corp.                                    6,727      187,280
Millennium Chemicals Inc.                       17,681      163,903
MacDermid Inc.                                   7,111      142,789
Schulman (A.) Inc.                               8,150      142,625
WD-40 Co.                                        4,577      131,360
Solutia Inc.                                    28,805      128,182
Wausau-Mosinee Paper Corp.                      13,364      127,626
Allegheny Technologies Inc.                     18,581      127,280
Stillwater Mining Co./1/                        11,972       95,656
Wellman Inc.                                     8,831       89,193
Tredegar Corp.                                   6,621       85,411
Caraustar Industries Inc.                        7,760       70,150
Carpenter Technology Corp.                       5,549       59,652
Cleveland-Cliffs Inc.                            2,799       56,540
RTI International Metals Inc./1/                 5,425       56,149
OM Group Inc.                                    7,700       49,973
Ryerson Tull Inc.                                6,367       44,569
Pope & Talbot Inc.                               3,613       42,562
TOTAL COMMON STOCKS
  (Cost: $76,563,866)                                    61,883,351

SHORT TERM INSTRUMENTS - 3.08%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                       1,654,446    1,654,446
BlackRock Temp Cash Money Market Fund          175,487      175,487
Dreyfus Money Market Fund                       77,043       77,043
Goldman Sachs Financial Square Prime
  Obligation Fund                                  547          547
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $1,907,523)                                      1,907,523

TOTAL INVESTMENTS IN
  SECURITIES - 102.96%
  (Cost $78,471,389)                                     63,790,874
Other Assets, Less Liabilities - (2.96%)                 (1,831,192)
                                                        -----------
NET ASSETS - 100.00%                                    $61,959,682
                                                        ===========

/1/ Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      25

Schedule of Investments (Unaudited)

iSHARES DOW JONES U.S. CONSUMER CYCLICAL SECTOR INDEX FUND
October 31, 2002


Security                                     Shares         Value
-----------------------------------------------------------------

COMMON STOCKS - 100.00%
Wal-Mart Stores Inc.                        387,832  $ 20,768,404
Home Depot Inc.                             334,517     9,660,851
Viacom Inc. "B"/1/                          216,497     9,657,931
AOL Time Warner Inc./1/                     609,390     8,988,502
Walgreen Co.                                145,465     4,909,444
Walt Disney Co. (The)                       289,784     4,839,393
Cardinal Health Inc.                         64,154     4,440,098
Lowe's Companies Inc.                       100,082     4,176,422
Target Corp.                                116,682     3,514,462
McDonald's Corp.                            181,065     3,279,087
Comcast Corp. "A"/1/                        130,003     2,991,369
Clear Channel Communications Inc./1/         79,284     2,937,472
Gannett Co. Inc.                             37,892     2,877,140
Liberty Media Corp. "A"/1/                  335,001     2,770,458
Kohls Corp./1/                               42,653     2,493,068
Harley-Davidson Inc.                         42,920     2,244,716
Costco Wholesale Corp./1/                    64,547     2,190,080
General Motors Corp. "A"                     63,851     2,123,046
Ford Motor Company                          248,716     2,104,137
McGraw-Hill Companies Inc. (The)             27,488     1,772,976
CVS Corp.                                    55,722     1,545,171
TJX Companies Inc.                           75,074     1,540,518
Omnicom Group Inc.                           26,690     1,538,145
Bed Bath & Beyond Inc./1/                    40,996     1,453,718
Southwest Airlines Co.                       99,107     1,446,962
Eastman Kodak Co.                            41,387     1,363,702
Tribune Co.                                  28,369     1,363,130
Carnival Corp. "A"                           50,787     1,326,556
Starbucks Corp./1/                           55,094     1,308,483
Electronic Arts Inc./1/                      19,399     1,263,263
AutoZone Inc./1/                             14,367     1,232,258
Sears, Roebuck and Co.                       44,839     1,177,472
McKesson Corp.                               38,489     1,147,357
Nike Inc. "B"                                24,284     1,145,962
Mattel Inc.                                  61,819     1,134,997
Gap Inc. (The)                               90,002     1,059,324
AmerisourceBergen Corp.                      14,739     1,048,680
Staples Inc./1/                              65,385     1,013,468
Limited Brands Inc.                          63,130       989,247
USA Interactive/1/                           38,488       973,362
May Department Stores Co. (The)              41,606       971,500
Johnson Controls Inc.                        12,415       968,370
Yum! Brands Inc./1/                          41,500       934,995
International Game Technology Inc./1/        12,270       922,827
General Motors Corp. "H"/1/                  92,057       906,761
Federated Department Stores Inc./1/          28,584       877,529
New York Times Co. "A"                       17,834       863,344
Marriott International Inc. "A"              27,430       848,410
TRW Inc.                                     14,796       788,627
Best Buy Co. Inc./1/                         37,160       765,868
Cox Communications Inc. "A"/1/               27,488       753,171
Genuine Parts Co.                            24,715       730,081
Penney (J.C.) Co. Inc. (Holding Co.)         37,976       723,443
Knight Ridder Inc.                           11,938       718,429
Family Dollar Stores Inc.                    22,939       706,292
Amazon.com Inc./1/                           35,927       695,547
EchoStar Communications Corp./1/             34,063       694,545
Harrah's Entertainment Inc./1/               15,946       669,732
Starwood Hotels & Resorts
  Worldwide Inc.                             28,178       656,547
Hilton Hotels Corp.                          53,322       655,861
Interpublic Group of Companies Inc.          54,467       651,970
Office Depot Inc./1/                         43,597       627,361
Jones Apparel Group Inc./1/                  17,076       591,513
Univision Communications Inc. "A"/1/         22,730       588,934
Leggett & Platt Inc.                         27,845       580,568
VF Corp.                                     15,563       573,030
Delphi Corp.                                 79,437       552,882
Tiffany & Co.                                20,591       539,072
RadioShack Corp./1/                          24,657       515,331
Dollar General Corp.                         34,282       478,577
Ross Stores Inc.                             11,311       473,365
Whirlpool Corp.                               9,635       449,087
Wendy's International Inc.                   14,168       448,842
Liz Claiborne Inc.                           14,908       443,066
CDW Computer Centers Inc./1/                  8,336       441,975
Lennar Corp.                                  7,650       422,051
Darden Restaurants Inc.                      22,191       421,185
Michaels Stores Inc./1/                       9,290       417,678
Dollar Tree Stores Inc./1/                   15,886       417,643
Mohawk Industries Inc./1/                     7,705       412,603


26                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. CONSUMER CYCLICAL SECTOR INDEX FUND
October 31, 2002


Security                                     Shares         Value
-----------------------------------------------------------------

Westwood One Inc./1/                         11,156  $    404,963
Brinker International Inc./1/                13,912       394,962
Centex Corp.                                  8,611       391,628
Coach Inc./1/                                12,555       373,511
AutoNation Inc./1/                           34,507       366,119
Lamar Advertising Co./1/                     10,730       364,176
D.R. Horton Inc.                             18,205       350,810
Scripps (E.W.) Co. "A"                        4,461       344,345
Lear Corp./1/                                 9,243       337,832
Outback Steakhouse Inc./1/                    9,729       331,272
NVR Inc./1/                                     965       327,135
Pulte Homes Inc.                              7,076       324,930
PETsMART Inc./1/                             16,651       318,201
Fastenal Co.                                  9,344       317,229
Gentex Corp./1/                              10,638       313,608
Washington Post Company (The) "B"               430       312,997
Belo (A.H.) Corp.                            13,509       312,058
Williams-Sonoma Inc./1/                      13,070       311,066
MGM Grand Inc./1/                             9,612       298,933
Toys R Us Inc./1/                            29,611       295,814
Nordstrom Inc.                               14,285       284,557
Circuit City Stores Inc.                     27,812       275,617
KB Home                                       5,705       269,276
Park Place Entertainment Corp./1/            37,127       269,171
Big Lots Inc./1/                             16,186       268,688
Brunswick Corp.                              12,813       263,692
Maytag Corp.                                 10,211       263,444
Harman International Industries Inc.          4,552       254,912
Royal Caribbean Cruises Ltd.                 13,856       254,396
Abercrombie & Fitch Co. "A"/1/               14,018       249,801
Pier 1 Imports Inc.                          13,210       249,009
Entercom Communications Corp./1/              5,044       248,266
Hasbro Inc.                                  23,197       237,073
Cablevision Systems Corp./1/                 24,294       232,251
Mandalay Resort Group/1/                      8,051       227,763
CarMax Inc.(1)                               13,881       227,510
GTECH Holdings Corp./1/                       8,160       212,160
Scholastic Corp./1/                           4,797       211,788
Cheesecake Factory (The)/1/                   6,213       210,621
Dana Corp.                                   20,994       209,940
Dow Jones & Co. Inc.                          5,938       208,543
BJ's Wholesale Club Inc./1/                  10,297       208,205
Chico's FAS Inc./1/                          10,681       206,143
Polaris Industries Inc.                       3,265       205,662
HON Industries Inc.                           7,862       200,874
Borders Group Inc./1/                        11,584       199,592
Valassis Communications Inc./1/               7,633       196,931
Foot Locker Inc./1/                          19,860       194,628
Herman Miller Inc.                           10,772       194,435
99 Cents Only Stores/1/                       7,168       193,894
Activision Inc./1/                            9,446       193,643
Meredith Corp.                                4,240       193,132
O'Reilly Automotive Inc./1/                   6,982       190,399
La-Z-Boy Inc.                                 7,904       188,115
Readers Digest Association Inc.
  (The) "A"                                  11,501       187,006
Applebee's International Inc.                 7,836       186,418
Saks Inc./1/                                 17,029       184,765
Reebok International Ltd./1/                  6,533       184,557
ARAMARK Corp. "B"/1/                          8,700       183,570
Delta Air Lines Inc.                         17,428       175,674
CBRL Group Inc.                               7,466       174,928
McClatchy Co. (The) "A"                       2,750       170,858
BorgWarner Inc.                               3,739       168,180
Ethan Allen Interiors Inc.                    5,236       167,814
Furniture Brands International Inc./1/        7,364       166,500
Dillards Inc. "A"                            10,040       165,560
Goodyear Tire & Rubber Co.                   23,171       164,514
Barnes & Noble Inc./1/                        7,784       164,242
Clayton Homes Inc.                           14,141       160,076
Payless ShoeSource Inc./1/                    3,164       159,782
Ruby Tuesday Inc.                             9,134       159,388
Lee Enterprises Inc.                          4,855       158,758
Media General Inc. "A"                        2,848       155,786
Fox Entertainment Group Inc. "A"/1/           6,354       155,101
Wiley (John) & Sons Inc. "A"                  7,047       154,893
Ryland Group Inc.                             3,719       154,710
Hollywood Entertainment Corp./1/              7,768       152,719
Claire's Stores Inc.                          5,778       148,841
Extended Stay America Inc./1/                11,886       148,575
Harte-Hanks Inc.                              7,741       147,698
Emmis Communications Corp./1/                 6,740       147,067

Schedules of Investments                                                      27
iSHARES DOW JONES U.S. CONSUMER CYCLICAL SECTOR INDEX FUND
October 31, 2002


Security                                     Shares         Value
-----------------------------------------------------------------

Linens 'N Things Inc./1/                      6,230  $    146,467
ArvinMeritor Inc.                             9,646       146,137
Toll Brothers Inc./1/                         7,107       145,551
Zale Corp./1/                                 4,954       144,656
AnnTaylor Stores Corp./1/                     6,172       144,610
American Axle & Manufacturing Holdings
  Inc./1/                                     6,097       144,499
M.D.C. Holdings Inc.                          3,811       143,065
Advance Auto Parts Inc./1/                    2,621       140,355
Cox Radio Inc. "A"/1/                         5,835       138,523
Sonic Corp./1/                                5,767       134,198
Cooper Tire & Rubber Co.                     10,284       133,795
Callaway Golf Co.                            10,850       132,804
Rite Aid Corp./1/                            73,473       131,517
Pixar Inc./1/                                 2,564       130,841
American Greetings Corp. "A"                  8,582       129,073
Hispanic Broadcasting Corp./1/                5,859       125,968
DoubleClick Inc./1/                          17,951       125,657
Bob Evans Farms Inc.                          5,042       125,395
Visteon Corp.                                18,620       122,706
SkyWest Inc.                                  8,059       122,263
Superior Industries International Inc.        2,858       121,379
Jack in the Box Inc./1/                       5,586       121,160
Polo Ralph Lauren Corp./1/                    6,350       120,904
International Speedway Corp. "A"              2,905       113,121
P.F. Chang's China Bistro Inc./1/             3,210       110,745
Gemstar-TV Guide International Inc./1/       30,608       110,495
Priority Healthcare Corp. "B"/1/              4,535       110,155
American Eagle Outfitters Inc./1/             7,539       109,466
CEC Entertainment Inc./1/                     3,919       108,948
Pacific Sunwear of California Inc./1/         4,640       108,437
AMR Corp./1/                                 21,777       102,787
Donnelley (R.H.) Corp./1/                     4,217       102,009
Longs Drug Stores Corp.                       4,383        97,960
Wolverine World Wide Inc.                     5,863        94,453
Talbots Inc. (The)                            3,387        93,888
Timberland Co. "A"/1/                         2,921        92,829
Hearst-Argyle Television Inc./1/              3,727        92,765
Station Casinos Inc./1/                       5,071        91,227
Tommy Hilfiger Corp./1/                      11,978        90,434
Cost Plus Inc./1/                             3,081        89,044
Pep Boys-Manny, Moe & Jack Inc.               7,588        88,021
ADVO Inc./1/                                  2,853        86,560
THQ Inc./1/                                   5,611        81,135
Alaska Air Group Inc./1/                      3,747        81,085
Metro-Goldwyn-Mayer Inc./1/                   6,325        80,960
Quiksilver Inc./1/                            3,242        77,840
Atlantic Coast Airlines Holdings Inc./1/      5,773        76,204
Kellwood Co.                                  3,243        75,724
Winnebago Industries Inc.                     1,634        74,069
Men's Wearhouse Inc. (The)/1/                 5,398        74,061
Charming Shoppes Inc./1/                     16,017        73,678
Hollinger International Inc.                  7,387        72,023
Aztar Corp./1/                                5,236        70,738
ValueVision Media Inc. "A"/1/                 5,350        70,727
Interactive Data Corp./1/                     4,852        70,451
Insight Communications Co. Inc./1/            7,146        69,602
Modine Manufacturing Co.                      3,971        69,453
Fossil Inc./1/                                3,536        69,341
IHOP Corp./1/                                 2,987        68,372
Northwest Airlines Corp. "A"/1/               9,595        65,726
Dress Barn Inc./1/                            4,144        65,061
Nautilus Group Inc. (The)/1/                  4,726        64,935
Duane Reade Inc./1/                           3,350        64,454
Ryan's Family Steak Houses Inc./1/            6,251        64,135
OfficeMax Inc./1/                            13,447        63,604
Prime Hospitality Corp./1/                    7,461        60,285
Lone Star Steakhouse & Saloon Inc.            2,855        59,498
Six Flags Inc./1/                            12,969        59,268
Guitar Center Inc./1/                         3,161        59,111
Continental Airlines Inc. "B"/1/              8,984        57,048
Sinclair Broadcast Group Inc. "A"/1/          4,819        57,009
Russell Corp.                                 3,468        53,893
Papa John's International Inc./1/             2,021        52,607
ShopKo Stores Inc./1/                         4,132        52,352
Stride Rite Corp.                             5,996        51,266
Genesco Inc./1/                               3,160        50,434
Insight Enterprises Inc./1/                   6,482        49,522
WMS Industries Inc./1/                        3,400        48,280
Nautica Enterprises Inc./1/                   4,293        48,082
Charter Communications Inc. "A"/1/           41,812        47,206
Avid Technology Inc./1/                       3,318        46,751


28                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. CONSUMER CYCLICAL SECTOR INDEX FUND
October 31, 2002


Security                                     Shares         Value
-----------------------------------------------------------------

Tower Automotive Inc./1/                      8,504  $     45,071
Oakley Inc./1/                                3,810        45,034
Triarc Companies Inc./1/                      1,834        44,016
Jakks Pacific Inc./1/                         3,324        44,010
Phillips-Van Heusen Corp.                     3,238        43,778
Unifi Inc./1/                                 7,720        42,614
Steelcase Inc. "A"                            4,487        40,877
Cato Corp. "A"                                2,120        38,902
Airtran Holdings Inc./1/                      9,878        37,536
Kenneth Cole Productions "A"/1/               1,269        30,456
Bally Total Fitness Holding Corp./1/          4,359        29,641
UnitedGlobalCom Inc. "A"/1/                  14,914        28,187
Fleetwood Enterprises Inc./1/                 4,947        27,703
Young Broadcasting Inc. "A"/1/                2,510        25,100
Pinnacle Entertainment Inc./1/                3,222        24,004
Interface Inc. "A"                            6,322        23,410
Stein Mart Inc./1/                            3,725        21,754
Footstar Inc./1/                              2,837        20,597
UAL Corp./1/                                  7,930        19,666
Children's Place Retail Stores Inc.
  (The)/1/                                    2,108        18,550
Champion Enterprises Inc./1/                  6,701        15,546
Multex.com Inc./1/                            4,160        14,352
Trans World Entertainment Corp./1/            4,155        12,507
Vans Inc./1/                                  2,587        11,952
Sirius Satellite Radio Inc./1/                9,628         8,752
TOTAL COMMON STOCKS
  (Cost: $221,021,506)                                176,818,015

SHORT TERM INSTRUMENTS - 4.79%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                    7,308,942     7,308,942
BlackRock Temp Cash Money Market Fund       808,443       808,443
Dreyfus Money Market Fund                   354,926       354,926
Goldman Sachs Financial Square Prime
  Obligation Fund                             2,520         2,520
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $8,474,831)                                    8,474,831

TOTAL INVESTMENTS IN
  SECURITIES - 104.79%
  (Cost $229,496,337)                                 185,292,846
Other Assets, Less Liabilities - (4.79%)               (8,469,477)
                                                     ------------
NET ASSETS - 100.00%                                 $176,823,369
                                                     ============


/1/  Non-income earning securities.

See Notes to Financial Statements.

Schedules of Investments                                                      29

Schedule of Investments (Unaudited)

iSHARES DOW JONES U.S. CONSUMER NON-CYCLICAL SECTOR INDEX FUND
October 31, 2002


Security                                       Shares         Value
-------------------------------------------------------------------

COMMON STOCKS - 99.92%
Procter & Gamble Co.                          209,450  $ 18,525,853
Coca-Cola Co. (The)                           349,518    16,245,597
Philip Morris Companies Inc.                  323,698    13,190,694
PepsiCo Inc.                                  271,334    11,965,829
Anheuser-Busch Companies Inc.                 115,689     6,103,752
Colgate-Palmolive Co.                          83,081     4,567,793
Gillette Co. (The)                            147,223     4,399,023
Kimberly-Clark Corp.                           79,135     4,075,453
Sysco Corp.                                   101,578     3,217,991
Sara Lee Corp.                                113,537     2,592,050
General Mills Inc.                             56,309     2,326,688
ConAgra Foods Inc.                             82,270     1,995,048
Cendant Corp./1/                              159,319     1,832,168
Avon Products Inc.                             36,133     1,752,089
Heinz (H.J.) Co.                               53,736     1,728,150
Kraft Foods Inc.                               42,939     1,696,091
Safeway Inc./1/                                71,445     1,650,380
Kroger Co./1/                                 110,219     1,635,650
eBay Inc./1/                                   25,558     1,616,799
Archer-Daniels-Midland Co.                    100,263     1,365,575
Newell Rubbermaid Inc.                         40,821     1,323,417
Albertson's Inc.                               57,922     1,292,240
Clorox Co.                                     26,114     1,173,302
Wrigley (William Jr.) Co.                      22,172     1,170,016
Kellogg Co.                                    36,250     1,154,925
Fortune Brands Inc.                            22,755     1,139,115
Block (H & R) Inc.                             25,600     1,136,128
Hershey Foods Corp.                            14,241       926,662
Coca-Cola Enterprises Inc.                     35,944       856,905
Campbell Soup Co.                              38,950       821,066
UST Inc.                                       25,866       791,241
Pepsi Bottling Group Inc.                      26,872       724,200
Apollo Group Inc. "A"/1/                       17,119       710,438
Estee Lauder Companies Inc. "A"                19,786       576,168
Black & Decker Corp.                           12,216       571,220
R.J. Reynolds Tobacco Holdings Inc.            13,710       555,941
Dean Foods Co./1/                              13,804       517,512
ServiceMaster Co.                              45,917       470,649
Stanley Works (The)                            13,085       423,561
Energizer Holdings Inc./1/                     14,088       420,386
McCormick & Co. Inc.                           18,800       418,112
Whole Foods Market Inc./1/                      8,800       410,555
Tyson Foods Inc. "A"                           36,161       400,302
Bunge Ltd.                                     15,250       387,045
SUPERVALU Inc.                                 20,290       340,872
Brown-Forman Corp. "B"                          4,638       335,281
Dial Corp. (The)                               14,526       308,823
Coors (Adolf) Company "B"                       4,505       308,502
Weight Watchers International Inc./1/           6,403       303,182
Constellation Brands Inc./1/                   11,730       297,121
Career Education Corp./1/                       6,954       278,925
Hormel Foods Corp.                             11,417       276,291
Smucker (J.M.) Co. (The)                        7,115       260,480
Performance Food Group Co./1/                   6,910       256,983
Corinthian Colleges Inc./1/                     6,545       248,056
Krispy Kreme Doughnuts Inc./1/                  6,900       236,670
Winn-Dixie Stores Inc.                         14,194       213,194
Snap-On Inc.                                    8,011       208,687
Smithfield Foods Inc./1/                       13,314       206,900
Dreyer's Grand Ice Cream Inc.                   2,915       205,886
PepsiAmericas Inc.                             13,212       202,804
Lancaster Colony Corp.                          4,441       201,843
Church & Dwight Co. Inc.                        5,784       200,011
Dole Food Co.                                   6,516       191,440
Alberto-Culver Co. "B"                          3,371       174,011
Regis Corp.                                     5,949       173,830
Alberto-Culver Co. "A"                          3,605       173,581
Interstate Bakeries Corp.                       6,743       167,968
Rent-A-Center Inc./1/                           3,749       166,268
ITT Educational Services Inc./1/                7,088       154,873
Expedia Inc. "A"/1/                             2,256       152,641
Corn Products International Inc.                5,093       150,091
Blyth Inc.                                      5,280       148,896
Scotts Co. (The) "A"/1/                         3,110       148,036
Education Management Corp./1/                   3,948       144,892
Universal Corp.                                 4,023       141,690
Service Corp. International/1/                 44,431       139,958
DeVry Inc./1/                                   9,301       132,074
Tupperware Corp.                                7,885       127,264

30                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. CONSUMER NON-CYCLICAL SECTOR INDEX FUND
October 31, 2002


Security                                       Shares         Value
-------------------------------------------------------------------

NBTY Inc./1/                                    8,129  $    126,406
Tootsie Roll Industries Inc.                    3,354       105,785
Ralcorp Holdings Inc./1/                        4,584       103,644
Flowers Foods Inc./1/                           4,292        95,368
American Italian Pasta Co. "A"/1/               2,726        93,911
Ticketmaster "B"/1/                             3,929        92,724
Sylvan Learning Systems Inc./1/                 5,620        85,817
Casey's General Store Inc.                      7,064        82,719
Stewart Enterprises Inc. "A"/1/                14,830        81,120
Hain Celestial Group Inc./1/                    4,212        60,358
Pre-Paid Legal Services Inc./1/                 2,729        58,837
Chemed Corp.                                    1,525        53,756
Fleming Companies Inc.                          8,320        53,581
International Multifoods Corp./1/               2,671        51,951
Sotheby's Holdings Inc. "A"/1/                  6,833        51,862
United Rentals Inc./1/                          8,498        51,838
Robert Mondavi Corp. (The) "A"/1/               1,418        46,794
Wild Oats Markets Inc./1/                       3,452        38,942
Priceline.com Inc./1/                          14,875        32,874
Learning Tree International Inc./1/             1,685        28,795
Stamps.com Inc./1/                              5,303        22,803
Great Atlantic & Pacific Tea Co./1/             2,541        14,458
TOTAL COMMON STOCKS
  (Cost: $143,406,739)                                  129,666,146

SHORT TERM INSTRUMENTS - 2.58%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                      2,883,761     2,883,761
BlackRock Temp Cash Money Market Fund         318,615       318,615
Dreyfus Money Market Fund                     139,880       139,880
Goldman Sachs Financial Square Prime
  Obligation Fund                                 993           993
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $3,343,249)                                      3,343,249

TOTAL INVESTMENTS IN
  SECURITIES - 102.50%
  (Cost $146,749,988)                                   133,009,395
Other Assets, Less Liabilities - (2.50%)                 (3,246,989)
                                                       ------------
NET ASSETS - 100.00%                                   $129,762,406
                                                       ============


/1/  Non-income earning securities.

See Notes to Financial Statements.

Schedules of Investments                                                      31

Schedule of Investments (Unaudited)

iSHARES DOW JONES U.S. FINANCIAL SECTOR INDEX FUND
October 31, 2002


Security                                      Shares         Value
------------------------------------------------------------------

COMMON STOCKS - 99.83%
Citigroup Inc.                               390,349  $ 14,423,396
American International Group Inc.            176,877    11,063,656
Bank of America Corp.                        104,554     7,297,869
Wells Fargo & Company                        131,013     6,612,226
Fannie Mae                                    76,570     5,119,470
Wachovia Corp.                               105,768     3,679,669
Bank One Corp.                                90,317     3,483,527
Freddie Mac                                   53,650     3,303,767
American Express Co.                          90,836     3,303,705
U.S. Bancorp                                 147,665     3,114,255
JP Morgan Chase & Co.                        145,165     3,012,174
Morgan Stanley                                77,074     2,999,720
Washington Mutual Inc.                        74,607     2,667,946
Fifth Third Bancorp                           37,791     2,399,729
Merrill Lynch & Co. Inc.                      62,909     2,387,397
Allstate Corp. (The)                          51,003     2,028,899
Marsh & McLennan Companies Inc.               41,325     1,930,291
FleetBoston Financial Corp.                   80,805     1,890,029
MBNA Corp.                                    87,111     1,769,224
Bank of New York Co. Inc. (The)               56,022     1,456,572
Goldman Sachs Group Inc. (The)                18,883     1,352,023
BB&T Corp.                                    36,715     1,330,919
Prudential Financial Inc./1/                  44,746     1,306,583
National City Corp.                           47,126     1,278,528
SLM Corp.                                     11,934     1,226,099
AFLAC Inc.                                    39,898     1,214,495
SunTrust Banks Inc.                           18,950     1,152,918
State Street Corp.                            24,987     1,033,712
Lehman Brothers Holdings Inc.                 18,785     1,000,677
Mellon Financial Corp.                        33,558       949,356
PNC Financial Services Group                  21,914       891,023
Household International Inc.                  35,069       833,239
Progressive Corp. (The)                       14,732       810,260
KeyCorp                                       32,889       803,478
XL Capital Ltd. "A"                           10,470       797,291
Equity Office Properties Trust                32,292       777,591
Hartford Financial Services Group Inc.        19,599       774,161
Chubb Corp.                                   13,241       746,925
Schwab (Charles) Corp. (The)                  80,101       735,327
Golden West Financial Corp.                   10,171       702,409
SouthTrust Corp.                              26,307       673,985
Hancock (John) Financial Services Inc.        22,391       656,056
Principal Financial Group Inc./1/             22,861       641,251
ACE Ltd.                                      20,002       615,062
Comerica Inc.                                 13,486       588,799
Regions Financial Corp.                       17,077       578,398
St. Paul Companies Inc.                       17,438       571,966
M&T Bank Corp.                                 6,807       557,629
Charter One Financial Inc.                    18,200       551,096
AmSouth Bancorp                               28,108       550,917
MetLife Inc.                                  22,967       548,452
Northern Trust Corp.                          14,987       521,847
Capital One Financial Corp.                   17,094       520,854
Ambac Financial Group Inc.                     8,114       501,445
MBIA Inc.                                     11,377       496,606
Equity Residential                            20,868       494,989
Countrywide Credit Industries Inc.             9,687       487,353
North Fork Bancorp Inc.                       12,470       479,596
Bear Stearns Companies Inc. (The)              7,688       469,352
Travelers Property Casualty
  Corp. "B"/1/                                34,697       469,103
Jefferson-Pilot Corp.                         11,596       465,579
Travelers Property Casualty
  Corp. "A"/1/                                34,694       463,165
Loews Corp.                                   10,443       450,511
Lincoln National Corp.                        14,473       441,571
Union Planters Corp.                          15,446       436,504
Marshall & Ilsley Corp.                       15,104       425,329
Synovus Financial Corp.                       20,419       418,385
Simon Property Group Inc.                     11,511       393,101
Cincinnati Financial Corp.                    10,222       388,334
National Commerce Financial Corp.             15,832       387,567
Franklin Resources Inc.                       11,284       372,259
First Tennessee National Corp.                 9,773       362,383
Huntington Bancshares Inc.                    18,565       351,064
SAFECO Corp.                                   9,844       350,053
UNUMProvident Corp.                           16,749       343,690
AON Corp.                                     18,304       335,512


32                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. FINANCIAL SECTOR INDEX FUND
October 31, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Torchmark Corp.                                9,357  $    334,981
MGIC Investment Corp.                          7,922       332,407
ProLogis                                      13,708       331,734
Golden State Bancorp Inc.                      8,988       330,669
Compass Bancshares Inc.                        9,861       318,510
Plum Creek Timber Co. Inc.                    14,079       318,326
Archstone-Smith Trust                         13,576       311,433
CIT Group Inc./1/                             16,323       290,713
GreenPoint Financial Corp.                     6,624       288,608
Zions Bancorp                                  7,100       285,491
Sovereign Bancorp Inc.                        20,169       283,980
Popular Inc.                                   8,730       282,765
T. Rowe Price Group Inc.                       9,477       267,536
Banknorth Group Inc.                          11,335       262,632
Boston Properties Inc.                         7,347       262,288
Old Republic International Corp.               8,739       260,510
Radian Group Inc.                              7,226       254,861
Vornado Realty Trust                           6,675       245,306
Hibernia Corp. "A"                            12,255       241,546
Commerce Bancorp Inc.                          5,194       238,457
Duke Realty Corp.                              9,695       235,589
TCF Financial Corp.                            5,457       231,595
Apartment Investment & Management Co.
  "A"                                          6,554       230,308
Everest Re Group Ltd.                          3,960       229,759
Legg Mason Inc.                                4,911       228,165
New York Community Bancorp Inc.                7,553       219,490
RenaissanceRe Holdings Ltd.                    5,306       217,546
General Growth Properties Inc.                 4,404       211,744
Mercantile Bankshares Corp.                    5,372       209,186
First Virginia Banks Inc.                      5,580       208,859
Kimco Realty Corp.                             6,857       207,767
PMI Group Inc. (The)                           6,959       207,378
Fidelity National Financial Inc.               6,851       206,900
Edwards (A.G.) Inc.                            6,158       202,598
Stilwell Financial Inc.                       16,910       198,016
Rouse Co.                                      6,677       197,973
Valley National Bancorp                        7,142       196,762
Federated Investors Inc. "B"                   7,322       196,230
Associated Bancorp                             5,846       196,192
Health Care Property Investors Inc.            4,499       194,357
AvalonBay Communities Inc.                     5,066       190,988
Gallagher (Arthur J.) & Co.                    6,850       183,717
Commerce Bancshares Inc.                       4,393       182,705
Public Storage Inc.                            6,095       179,315
UnionBanCal Corp.                              4,084       174,387
AMB Property Corp.                             6,494       174,039
Allied Capital Corp.                           7,853       165,306
BISYS Group Inc. (The)/1/                      9,160       163,964
SEI Investment Co.                             6,105       162,942
Liberty Property Trust                         5,418       158,964
Bank of Hawaii Corp.                           5,294       156,808
Astoria Financial Corp.                        5,863       153,493
Wilmington Trust Corp.                         5,035       152,812
Investors Financial Services Corp.             4,928       151,142
FirstMerit Corp.                               6,595       150,696
City National Corp.                            3,307       149,642
PartnerRe Ltd.                                 2,806       148,718
Hospitality Properties Trust                   4,469       146,226
Host Marriott Corp./1/                        17,817       146,099
Fulton Financial Corp.                         7,966       144,822
Protective Life Corp.                          4,860       138,899
Weingarten Realty Investors                    3,729       138,532
White Mountains Insurance Group Ltd.             430       138,464
Cullen/Frost Bankers Inc.                      3,983       137,931
Markel Corp./1/                                  646       130,809
Brown & Brown Inc.                             4,291       130,446
New Plan Excel Realty Trust                    7,493       129,854
Neuberger Berman Inc.                          4,406       129,360
Eaton Vance Corp.                              4,484       128,736
E*TRADE Group Inc./1/                         28,178       126,801
Mack-Cali Realty Corp.                         4,383       126,625
Doral Financial Corp.                          4,772       125,313
StanCorp Financial Group Inc.                  2,303       124,362
Berkley (W.R.) Corp.                           3,315       123,152
Webster Financial Corp.                        3,773       122,283
United Dominion Realty Trust Inc.              8,351       120,505
Washington Federal Inc.                        4,869       120,070
Investment Technology Group Inc./1/            3,733       119,083
Unitrin Inc.                                   3,774       118,881
iStar Financial Inc.                           4,161       118,172

Schedules of Investments                                                      33
iSHARES DOW JONES U.S. FINANCIAL SECTOR INDEX FUND
October 31, 2002

Security                                      Shares         Value
------------------------------------------------------------------

Hudson City Bancorp Inc.                       6,291  $    117,264
People's Bank                                  4,719       116,087
LaBranche & Co. Inc./1/                        4,275       115,468
Crescent Real Estate Equities Co.              7,640       112,690
Annaly Mortgage Management Inc.                6,389       111,999
BancorpSouth Inc.                              5,870       111,237
HCC Insurance Holdings Inc.                    4,504       110,483
Westamerica Bancorp                            2,589       109,981
Sky Financial Group Inc.                       5,685       109,266
Waddell & Reed Financial Inc. "A"              6,166       107,905
Catellus Development Corp./1/                  6,055       107,779
Hudson United Bancorp                          3,478       105,905
Old National Bancorp                           4,443       105,743
American National Insurance Co.                1,355       104,985
First Midwest Bancorp Inc.                     3,740       103,935
Erie Indemnity Co. "A"                         2,594       103,630
Independence Community Bank Corp.              4,037       103,630
Whitney Holding Corp.                          3,041       103,272
Colonial BancGroup Inc. (The)                  8,598       102,832
First American Corp.                           5,008       102,414
BRE Properties Inc. "A"                        3,522       101,081
Roslyn Bancorp Inc.                            6,049       100,165
Arden Realty Inc.                              4,669        99,917
Transatlantic Holdings Inc.                    1,594        99,705
Healthcare Realty Trust Inc.                   3,220        99,691
Raymond James Financial Inc.                   3,164        99,033
Camden Property Trust                          3,124        97,906
Providian Financial Corp./1/                  21,976        97,793
Trustmark Corp.                                4,284        96,861
FNB Corp.                                      3,360        96,600
Leucadia National Corp.                        2,561        96,063
CarrAmerica Realty Corp.                       4,044        96,005
MONY Group Inc. (The)                          3,746        95,785
CenterPoint Properties Corp.                   1,754        94,506
Developers Diversified Realty Corp.            4,408        94,331
Ameritrade Holding Corp./1/                   20,757        94,237
Hilb, Rogal & Hamilton Co.                     2,278        93,398
United Bancshares Inc.                         3,035        91,718
Realty Income Corp.                            2,693        90,081
AmerUs Group Co.                               3,116        89,429
Affiliated Managers Group Inc./1/              1,715        89,043
AmeriCredit Corp./1/                          11,639        88,340
IPC Holdings Ltd./1/                           2,815        87,744
Chelsea Property Group Inc.                    2,686        87,429
Federal Realty Investment Trust                3,309        87,192
Pan Pacific Retail Properties Inc.             2,594        86,899
Community First Bankshares Inc.                3,102        85,026
Shurgard Storage Centers Inc. "A"              2,769        83,624
Mercury General Corp.                          2,006        83,249
IndyMac Bancorp Inc./1/                        4,436        82,687
First Industrial Realty Trust Inc.             3,028        81,877
Highwoods Properties Inc.                      4,066        81,320
Commercial Federal Corp.                       3,489        81,119
Commerce Group Inc.                            2,319        79,426
Health Care REIT Inc.                          2,814        79,017
HRPT Properties Trust                          9,961        78,393
Staten Island Bancorp Inc.                     4,242        78,392
Park National Corp.                              874        78,223
CBL & Associates Properties Inc.               2,113        78,097
Prentiss Properties Trust                      2,821        76,026
Macerich Co. (The)                             2,611        74,283
Citizens Banking Corp.                         2,978        71,025
Trizec Properties Inc.                         6,962        70,664
Reckson Associates Realty Corp.                3,459        70,252
Jeffries Group Inc.                            1,672        69,639
St. Joe Company (The)                          2,383        69,536
Southwest Bancorp of Texas Inc./1/             2,440        68,930
Cousins Properties Inc.                        3,063        68,611
LNR Property Corp.                             1,922        68,519
Chittenden Corp.                               2,471        67,607
South Financial Group Inc. (The)               3,110        67,332
SL Green Realty Corp.                          2,301        67,143
Post Properties Inc.                           2,824        66,223
Silicon Valley Bancshares/1/                   3,438        64,600
Nationwide Health Properties Inc.              3,778        64,377
UCBH Holdings Inc.                             1,506        63,086
Downey Financial Corp.                         1,626        62,926
Texas Regional Bancshares Inc. "A"             1,865        61,433
Provident Financial Group Inc.                 2,345        60,947
Greater Bay Bancorp                            3,974        60,564

34                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. FINANCIAL SECTOR INDEX FUND
October 31, 2002

Security                                      Shares         Value
------------------------------------------------------------------

CNA Financial Corp./1/                         2,228  $     58,663
MAF Bancorp Inc.                               1,796        58,352
East West Bancorp Inc.                         1,691        58,340
Ohio Casualty Corp./1/                         4,283        56,493
Mills Corp.                                    2,026        56,222
American Financial Group Inc.                  2,423        56,165
Colonial Properties Trust                      1,591        52,598
La Quinta Corp.                               11,807        52,069
Home Properties of New York Inc.               1,639        51,956
Republic Bancorp Inc.                          4,193        51,620
Nationwide Financial Services Inc.             1,840        50,968
Brandywine Realty Trust                        2,470        49,400
Kilroy Realty Corp.                            2,188        47,086
Horace Mann Educators Corp.                    3,121        46,846
Selective Insurance Group Inc.                 2,084        46,682
Provident Bankshares Corp.                     1,970        44,524
Manufactured Home Communities Inc.             1,548        44,195
AMCORE Financial Inc.                          1,900        43,947
Capital Automotive                             1,773        43,439
Reinsurance Group of America Inc.              1,554        42,719
Sterling Bancshares Inc.                       3,390        41,595
Total System Services Inc.                     2,969        40,289
Glenborough Realty Trust Inc.                  2,154        39,311
Harbor Florida Bancshares Inc.                 1,733        38,646
Anchor BanCorp Wisconsin Inc.                  1,812        37,545
Net.B@nk Inc./1/                               3,783        37,376
Knight Trading Group Inc./1/                   7,768        36,898
W.P. Stewart & Co. Ltd.                        2,014        36,534
Dime Community Bancshares                      1,728        36,288
FirstFed Financial Corp./1/                    1,335        36,179
Allmerica Financial Corp.                      4,192        35,674
FelCor Lodging Trust Inc.                      3,030        33,875
PFF Bancorp Inc.                                 962        29,639
First Sentinel Bancorp Inc.                    2,173        29,249
Pacific Northwest Bancorp                      1,179        28,944
JDN Realty Corp.                               2,560        27,853
Bay View Capital Corp./1/                      4,656        27,796
RFS Hotel Investors Inc.                       2,264        26,308
Meristar Hospitality Corp.                     3,432        26,083
Koger Equity Inc.                              1,637        25,406
Fremont General Corp.                          5,078        25,136
Presidential Life Corp.                        1,639        20,160
OceanFirst Financial Corp.                       867        18,511
Equity Inns Inc.                               3,094        18,069
GBC Bancorp                                      888        18,026
SWS Group Inc.                                 1,251        16,200
BSB Bancorp Inc.                                 754        15,276
Metris Companies Inc.                          4,829        13,763
Safeguard Scientifics Inc./1/                  9,083        11,172
Ocwen Financial Corp./1/                       3,029         8,299
Trenwick Group Ltd.                            2,820         8,122
TOTAL COMMON STOCKS
  (Cost: $159,785,568)                                 145,712,664

SHORT TERM INSTRUMENTS - 1.18%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     1,487,918     1,487,918
BlackRock Temp Cash Money Market Fund        158,242       158,242
Dreyfus Money Market Fund                     69,472        69,472
Goldman Sachs Financial Square Prime
  Obligation Fund                                493           493
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $1,716,125)                                     1,716,125

TOTAL INVESTMENTS IN
  SECURITIES - 101.01%
  (Cost $161,501,693)                                  147,428,789
Other Assets, Less Liabilities - (1.01%)                (1,474,778)
                                                      ------------
NET ASSETS - 100.00%                                  $145,954,011
                                                      ============

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      35

Schedule of Investments (Unaudited)

iSHARES DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND
October 31, 2002

Security                                     Shares        Value
----------------------------------------------------------------

COMMON STOCKS - 99.99%
General Electric Co.                        536,741  $13,552,710
3M Co.                                       27,126    3,443,374
United Technologies Corp.                    32,029    1,975,228
Tyco International Ltd.                     128,780    1,862,159
Automatic Data Processing Inc.               41,586    1,768,653
First Data Corp.                             50,355    1,759,404
Boeing Co. (The)                             53,277    1,584,991
United Parcel Service Inc. "B"               25,771    1,546,518
Emerson Electric Co.                         28,739    1,384,645
Lockheed Martin Corp.                        23,165    1,341,254
Honeywell International Inc.                 53,347    1,277,127
Illinois Tool Works Inc.                     20,548    1,261,647
Caterpillar Inc.                             22,839      932,973
FedEx Corp.                                  17,523      932,048
General Dynamics Corp.                       11,732      928,353
Union Pacific Corp.                          15,652      924,251
Waste Management Inc.                        39,712      914,170
Raytheon Co.                                 24,993      737,294
Deere & Co.                                  14,971      694,505
Northrop Grumman Corp.                        6,257      645,284
Burlington Northern Santa Fe Corp.           24,880      640,162
Masco Corp.                                  30,774      632,713
Paychex Inc.                                 21,225      611,705
Concord EFS Inc./1/                          34,294      489,718
Norfolk Southern Corp.                       24,175      488,335
Ingersoll-Rand Co. "A"                       10,581      412,659
Danaher Corp.                                 7,015      405,818
Moody's Corp.                                 8,265      389,282
Fiserv Inc./1/                               12,014      375,317
CSX Corp.                                    13,459      371,468
ITT Industries Inc.                           5,688      369,606
Cintas Corp.                                  7,788      368,139
Agilent Technologies Inc./1/                 26,757      367,909
Textron Inc.                                  8,880      364,080
Dover Corp.                                  12,850      322,278
Parker Hannifin Corp.                         7,367      321,422
Eaton Corp.                                   4,374      299,138
PACCAR Inc.                                   6,742      297,457
IMS Health Inc.                              18,562      279,172
L-3 Communications Holdings Inc./1/           5,588      262,636
American Standard Companies Inc./1/           3,761      250,859
Grainger (W.W.) Inc.                          4,751      230,233
Sherwin-Williams Co.                          8,207      224,461
SPX Corp./1/                                  5,166      217,024
Equifax Inc.                                  9,135      215,221
Republic Services Inc. "A"/1/                10,417      214,382
Waters Corp./1/                               8,221      207,005
Expeditors International
  Washington Inc.                             6,528      205,697
Thermo Electron Corp./1/                     10,843      199,403
ChoicePoint Inc./1/                           5,257      199,030
Pactiv Corp./1/                               9,958      197,567
Accenture Ltd./1/                            11,488      193,917
Vulcan Materials Co.                          5,717      191,863
Rockwell Automation Inc.                     11,459      189,646
Deluxe Corp.                                  4,012      185,435
Cooper Industries Inc.                        5,856      184,405
Robert Half International Inc./1/            10,990      183,533
Sabre Holdings Corp./1/                       9,091      174,365
Bemis Co.                                     3,345      174,241
Ball Corp.                                    3,592      173,961
Manpower Inc.                                 4,768      162,589
Diebold Inc.                                  4,511      160,817
Convergys Corp./1/                           10,712      159,395
Dun & Bradstreet Corp./1/                     4,297      157,055
Jabil Circuit Inc./1/                        10,154      156,676
Iron Mountain Inc./1/                         5,214      147,087
CH Robinson Worldwide Inc.                    4,928      145,721
Alliant Techsystems Inc./1/                   2,418      145,443
American Power Conversion Corp./1/           11,141      143,942
Donnelley (R.R.) & Sons Co.                   7,083      142,014
Smurfit-Stone Container Corp./1/             10,822      140,794
Sonoco Products Co.                           5,973      140,366
DST Systems Inc./1/                           4,535      139,451
Pall Corp.                                    7,739      134,426
Temple-Inland Inc.                            3,150      129,213
Ceridian Corp./1/                             9,207      126,872
Symbol Technologies Inc.                     14,312      123,799
AGCO Corp./1/                                 4,713      119,710
Fluor Corp.                                   5,011      118,510
Solectron Corp./1/                           51,898      116,771
Packaging Corporation of America/1/           6,606      114,812
Owens-Illinois Inc./1/                        9,203      110,344

36                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND
October 31, 2002

Security                                     Shares        Value
----------------------------------------------------------------

Viad Corp.                                    5,555  $   107,878
Molex Inc. "A"                                4,595      106,742
Tech Data Corp./1/                            3,322      106,138
Hubbell Inc. "B"                              3,087      104,804
Millipore Corp.                               3,047      103,628
Allied Waste Industries Inc./1/              12,712      103,603
Tektronix Inc./1/                             5,772      101,991
Pentair Inc.                                  3,073      101,532
Sanmina-SCI Corp./1/                         32,890      101,301
ALLETE Inc.                                   4,704      100,760
CNF Inc.                                      3,071       98,856
Vishay Intertechnology Inc./1/                9,066       93,380
Teleflex Inc.                                 2,165       91,060
Ingram Micro Inc. "A"/1/                      6,334       90,766
Jacobs Engineering Group Inc./1/              2,988       90,507
Molex Inc.                                    3,424       90,428
Goodrich (B.F.) Co.                           5,774       87,187
Martin Marietta Materials Inc.                3,067       85,385
Certegy Inc./1/                               4,033       84,693
Navistar International Corp./1/               3,746       83,985
Ryder System Inc.                             3,635       83,423
Arrow Electronics Inc./1/                     6,232       81,826
TMP Worldwide Inc./1/                         5,246       81,208
Sealed Air Corp./1/                           5,259       80,568
Donaldson Co. Inc.                            2,513       79,335
Graco Inc.                                    2,866       78,385
Corporate Executive Board Co. (The)/1/        2,358       78,262
Fair Isaac and Co. Inc.                       1,984       76,324
Getty Images Inc./1/                          2,654       76,064
Stericycle Inc./1/                            2,240       74,592
Roper Industries Inc.                         1,927       74,382
Pittston Brink's Group                        3,431       72,634
Integrated Circuit Systems Inc./1/            3,546       72,480
AMETEK Inc.                                   2,040       71,992
Avnet Inc.                                    7,489       69,648
Acxiom Corp./1/                               5,461       68,809
CheckFree Corp./1/                            4,192       68,246
Carlisle Companies Inc.                       1,747       65,111
Harsco Corp.                                  2,528       64,843
Catalina Marketing Corp./1/                   3,310       64,049
Titan Corp. (The)/1/                          4,865       62,710
United Stationers Inc./1/                     2,080       61,838
Arbitron Inc./1/                              1,796       61,333
AptarGroup Inc.                               2,185       61,027
Crane Co.                                     3,311       60,823
Thomas & Betts Corp./1/                       3,672       60,808
Timken Co. (The)                              3,335       60,764
Swift Transportation Co. Inc./1/              3,761       60,515
Varian Inc./1/                                2,051       60,320
Precision Castparts Corp.                     3,095       60,074
Garmin Ltd./1/                                2,866       59,957
Kennametal Inc.                               1,910       59,535
Werner Enterprises Inc.                       2,903       59,366
National Instruments Corp./1/                 2,069       59,360
York International Corp.                      2,489       58,541
Waste Connections Inc./1/                     1,541       56,370
PerkinElmer Inc.                              8,036       55,931
Alexander & Baldwin Inc.                      2,403       55,872
Mueller Industries Inc./1/                    2,075       55,506
FMC Corp./1/                                  1,764       53,961
Lafarge North America Inc.                    1,792       53,133
Kansas City Southern Industries Inc./1/       3,740       52,360
Cymer Inc./1/                                 2,071       52,024
Crown Cork & Seal Co. Inc./1/                 8,001       51,206
Briggs & Stratton Corp.                       1,317       50,639
Cummins Inc.                                  2,096       50,220
Yellow Corp./1/                               1,791       49,593
Copart Inc./1/                                4,580       48,869
KEMET Corp./1/                                5,537       48,560
Landstar System Inc./1/                         985       48,009
Wallace Computer Services Inc.                2,613       47,844
USFreightways Corp.                           1,661       46,674
Hughes Supply Inc.                            1,360       46,444
Global Payments Inc.                          1,643       46,415
Banta Corp.                                   1,506       46,385
Cognex Corp./1/                               2,438       46,224
EMCOR Group Inc./1/                             907       44,089
Trinity Industries Inc.                       2,780       43,646
GATX Corp.                                    2,166       43,428
Nordson Corp.                                 1,644       42,596
CSG Systems International Inc./1/             3,208       41,316
Dionex Corp./1/                               1,324       40,792
Flowserve Corp./1/                            3,479       40,774
Airborne Inc.                                 3,104       40,011

Schedules of Investments                                                      37
iSHARES DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND
October 31, 2002

Security                                     Shares        Value
----------------------------------------------------------------

Hunt (J.B.) Transport Services Inc./1/        1,407  $    38,960
NDCHealth Corp.                               2,153       38,000
G&K Services Inc. "A"                         1,183       37,999
Kaydon Corp.                                  1,846       36,865
Shaw Group Inc. (The)/1/                      2,441       36,517
Macrovision Corp./1/                          2,812       36,275
Manitowoc Co. Inc. (The)                      1,506       35,527
PSS World Medical Inc./1/                     4,528       34,594
Technitrol Inc.                               2,352       34,410
Albany International Corp. "A"                1,608       34,074
Granite Construction Inc.                     2,114       33,866
MPS Group Inc./1/                             6,166       33,235
Dycom Industries Inc./1/                      3,051       33,164
Benchmark Electronics Inc./1/                 1,486       33,078
Terex Corp./1/                                2,825       32,940
Acuity Brands Inc.                            2,675       32,073
Electro Scientific Industries Inc./1/         1,713       31,999
AVX Corp.                                     3,387       31,906
EGL Inc./1/                                   2,353       31,460
Coherent Inc./1/                              1,747       30,870
MSC Industrial Direct Co. Inc. "A"/1/         2,379       30,832
Texas Industries Inc.                         1,263       30,628
Roadway Corp.                                   760       30,453
Tetra Tech Inc./1/                            3,336       29,624
Plexus Corp./1/                               2,694       28,907
Regal-Beloit Corp.                            1,528       26,862
eFunds Corp./1/                               3,013       26,575
Newport Corp./1/                              2,410       26,416
Overseas Shipholding Group Inc.               1,518       26,337
Monaco Coach Corp./1/                         1,626       26,325
Viasys Healthcare Inc./1/                     1,636       26,307
C&D Technologies Inc.                         1,645       26,238
Arkansas Best Corp./1/                          872       26,116
Insituform Technologies Inc. "A"/1/           1,587       25,249
Orbotech Ltd./1/                              1,951       24,778
PRG-Schultz International Inc./1/             2,547       23,769
Esterline Technologies Corp./1/               1,284       23,305
Photon Dynamics Inc./1/                       1,066       22,876
Aeroflex Inc./1/                              3,799       21,996
Ionics Inc./1/                                  964       21,912
Littelfuse Inc./1/                            1,382       21,616
Power-One Inc./1/                             3,980       21,416
Spherion Corp./1/                             3,388       20,633
NCO Group Inc./1/                             1,465       20,114
Checkpoint Systems Inc./1/                    1,960       19,796
Bowne & Co. Inc.                              1,944       19,440
Park Electrochemical Corp.                    1,063       19,187
Veeco Instruments Inc./1/                     1,529       18,317
Stewart & Stevenson Services Inc.             1,653       18,100
FreeMarkets Inc./1/                           2,483       17,828
Helix Technology Corp.                        1,628       16,654
Methode Electronics Inc. "A"                  1,722       15,825
TeleTech Holdings Inc./1/                     2,495       14,870
SureBeam Corporation "A"/1/                   3,398       14,781
Mykrolis Corp./1/                             2,574       14,440
ElkCorp                                         897       14,137
ProBusiness Services Inc./1/                  1,541       14,023
GrafTech International Ltd./1/                3,545       13,896
Pioneer-Standard Electronics Inc.             1,965       13,755
FuelCell Energy Inc./1/                       2,343       13,519
Forrester Research Inc./1/                      944       13,027
CTS Corp.                                     2,073       12,438
MedQuist Inc./1/                                715       12,148
Milacron Inc.                                 2,096       11,947
U.S. Industries Inc./1/                       4,764       10,957
Quanta Services Inc./1/                       3,286       10,449
Anaren Microwave Inc./1/                      1,075        9,879
Plug Power Inc./1/                            1,475        9,263
Vicor Corp./1/                                1,289        8,572
SCS Transportation Inc./1/                      894        8,135
Navigant Consulting Co./1/                    1,455        7,639
BE Aerospace Inc./1/                          2,071        6,337
Presstek Inc./1/                              1,008        4,969
Wabash National Corp./1/                        981        4,611
MasTec Inc./1/                                1,761        4,561
Artesyn Technologies Inc./1/                  2,441        4,345
AAR Corp.                                     1,111        4,344
Zygo Corp./1/                                   341        1,510
TOTAL COMMON STOCKS
  (Cost: $84,871,055)                                 62,007,119

38                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND
October 31, 2002


Security                                     Shares        Value
----------------------------------------------------------------

SHORT TERM INSTRUMENTS - 3.85%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                    2,058,462  $ 2,058,462
BlackRock Temp Cash Money Market Fund       228,776      228,776
Dreyfus Money Market Fund                   100,438      100,438
Goldman Sachs Financial Square Prime
  Obligation Fund                               713          713
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $2,388,389)                                   2,388,389

TOTAL INVESTMENTS IN
  SECURITIES - 103.84%
  (Cost $87,259,444)                                  64,395,508
Other Assets, Less Liabilities - (3.84%)              (2,378,939)
                                                     -----------
NET ASSETS - 100.00%                                 $62,016,569
                                                     ===========


/1/  Non-income earning securities.

See Notes to financial statements.

Schedules of Investments                                                      39

Schedule of Investments (Unaudited)

iSHARES DOW JONES U.S. CHEMICALS INDEX FUND
October 31, 2002



Security                                  Shares        Value
-------------------------------------------------------------

COMMON STOCKS - 100.01%
Du Pont (E.I.) de Nemours & Co.           80,140  $ 3,305,775
Dow Chemical Co. (The)                    90,605    2,354,824
Air Products & Chemicals Inc.             21,736      960,731
Praxair Inc.                              12,578      685,501
Avery Dennison Corp.                       9,904      616,425
Ecolab Inc.                               12,629      609,349
PPG Industries Inc.                       12,913      607,298
Rohm & Haas Co. "A"                       16,212      539,373
Sigma-Aldrich Corp.                        8,294      379,451
International Flavors & Fragrances Inc.   10,892      365,427
Engelhard Corp.                           16,380      362,817
Eastman Chemical Co.                       9,022      327,859
RPM International Inc.                    13,748      207,045
Lubrizol Corp.                             6,034      174,986
Valspar Corp. (The)                        4,184      174,766
Lyondell Chemical Co.                     13,461      168,263
Cabot Corp.                                6,959      164,789
Ashland Inc.                               5,888      154,560
IMC Global Inc.                           12,153      133,683
Fuller (H.B.) Co.                          4,256      121,168
Hercules Inc./1/                          11,899      114,230
Crompton Corp.                            16,337      108,314
Great Lakes Chemical Corp.                 4,347      105,719
Cytec Industries Inc./1/                   4,179      101,174
Ferro Corp.                                3,874       94,797
Millennium Chemicals Inc.                  9,199       85,275
Cabot Microelectronics Corp./1/            1,850       83,971
WD-40 Co.                                  2,556       73,357
Georgia Gulf Corp.                         3,310       71,993
Schulman (A.) Inc.                         3,079       53,883
MacDermid Inc.                             2,575       51,706
Wellman Inc.                               3,780       38,178
OM Group Inc.                              2,429       15,764
Cambrex Corp.                                476       13,252
TOTAL COMMON STOCKS
  (Cost: $15,348,297)                              13,425,703

SHORT TERM INSTRUMENTS - 0.04%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     5,551        5,551
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $5,551)                                        5,551

TOTAL INVESTMENTS IN
  SECURITIES - 100.05%
  (Cost $15,353,848)                               13,431,254
Other Assets, Less Liabilities - (0.05%)               (6,194)
                                                  -----------
NET ASSETS - 100.00%                              $13,425,060
                                                  ===========


/1/  Non-income earning securities.

See Notes to Financial Statements.

40                               2002 iShares Semi-Annual Report to Shareholders

Schedule of Investments (Unaudited)

iSHARES DOW JONES U.S. FINANCIAL SERVICES INDEX FUND
October 31, 2002


Security                                   Shares        Value
--------------------------------------------------------------

COMMON STOCKS - 99.81%
Citigroup Inc.                            133,397  $ 4,929,019
Bank of America Corp.                      35,733    2,494,163
Wells Fargo & Company                      44,767    2,259,390
Fannie Mae                                 26,166    1,749,459
Wachovia Corp.                             36,141    1,257,345
Bank One Corp.                             30,857    1,190,154
American Express Co.                       31,044    1,129,070
Freddie Mac                                18,332    1,128,885
U.S. Bancorp                               50,462    1,064,244
JP Morgan Chase & Co.                      49,597    1,029,138
Morgan Stanley                             26,346    1,025,386
Washington Mutual Inc.                     25,497      911,773
Fifth Third Bancorp                        12,913      819,975
Merrill Lynch & Co. Inc.                   21,504      816,077
FleetBoston Financial Corp.                27,605      645,681
MBNA Corp.                                 29,773      604,690
Bank of New York Co. Inc. (The)            19,135      497,510
Goldman Sachs Group Inc. (The)              6,456      462,250
BB&T Corp.                                 12,558      455,227
National City Corp.                        16,112      437,119
SLM Corp.                                   4,076      418,768
SunTrust Banks Inc.                         6,479      394,182
State Street Corp.                          8,542      353,383
Lehman Brothers Holdings Inc.               6,418      341,887
Mellon Financial Corp.                     11,470      324,486
PNC Financial Services Group                7,487      304,421
Household International Inc.               11,982      284,692
KeyCorp                                    11,241      274,618
Schwab (Charles) Corp. (The)               27,369      251,247
Golden West Financial Corp.                 3,472      239,776
SouthTrust Corp.                            8,984      230,170
Hancock (John) Financial Services Inc.      7,656      224,321
Principal Financial Group Inc./1/           7,813      219,155
Comerica Inc.                               4,601      200,880
Regions Financial Corp.                     5,824      197,259
M&T Bank Corp.                              2,321      190,136
Charter One Financial Inc.                  6,229      188,614
AmSouth Bancorp                             9,595      188,062
Northern Trust Corp.                        5,119      178,244
Capital One Financial Corp.                 5,841      177,975
Countrywide Credit Industries Inc.          3,305      166,275
North Fork Bancorp Inc.                     4,262      163,917
Bear Stearns Companies Inc. (The)           2,628      160,439
Union Planters Corp.                        5,266      148,817
Marshall & Ilsley Corp.                     5,166      145,475
Synovus Financial Corp.                     6,971      142,836
National Commerce Financial Corp.           5,418      132,633
Franklin Resources Inc.                     3,848      126,946
First Tennessee National Corp.              3,345      124,033
Huntington Bancshares Inc.                  6,344      119,965
Golden State Bancorp Inc.                   3,014      110,885
Compass Bancshares Inc.                     3,381      109,206
CIT Group Inc./1/                           5,580       99,380
GreenPoint Financial Corp.                  2,264       98,642
Zions Bancorp                               2,432       97,791
Popular Inc.                                2,985       96,684
Sovereign Bancorp Inc.                      6,860       96,589
T. Rowe Price Group Inc.                    3,228       91,126
Banknorth Group Inc.                        3,866       89,575
Hibernia Corp. "A"                          4,183       82,447
Commerce Bancorp Inc.                       1,772       81,353
TCF Financial Corp.                         1,862       79,023
Legg Mason Inc.                             1,679       78,006
New York Community Bancorp Inc.             2,591       75,294
Mercantile Bankshares Corp.                 1,845       71,844
First Virginia Banks Inc.                   1,914       71,641
Edwards (A.G.) Inc.                         2,109       69,386
Stilwell Financial Inc.                     5,776       67,637
Valley National Bancorp                     2,442       67,277
Federated Investors Inc. "B"                2,507       67,188
Associated Bancorp                          2,002       67,187
Commerce Bancshares Inc.                    1,502       62,468
UnionBanCal Corp.                           1,392       59,438
Allied Capital Corp.                        2,683       56,477
SEI Investment Co.                          2,095       55,916
BISYS Group Inc. (The)/1/                   3,095       55,400
Bank of Hawaii Corp.                        1,791       53,049
Astoria Financial Corp.                     2,012       52,674
Wilmington Trust Corp.                      1,723       52,293
Investors Financial Services Corp.          1,698       52,078
FirstMerit Corp.                            2,247       51,344
City National Corp.                         1,127       50,997
Fulton Financial Corp.                      2,729       49,613
Cullen/Frost Bankers Inc.                   1,374       47,582
Neuberger Berman Inc.                       1,521       44,657
Eaton Vance Corp.                           1,532       43,984
E*TRADE Group Inc./1/                       9,631       43,339
Doral Financial Corp.                       1,634       42,909
Webster Financial Corp.                     1,292       41,874


Schedules of Investments                                                      41
iSHARES DOW JONES U.S. FINANCIAL SERVICES INDEX FUND
October 31, 2002


Security                                   Shares        Value
--------------------------------------------------------------

Investment Technology Group Inc./1/         1,286  $    41,023
Washington Federal Inc.                     1,661       40,960
Hudson City Bancorp Inc.                    2,150       40,076
People's Bank                               1,624       39,950
LaBranche & Co. Inc./1/                     1,458       39,381
BancorpSouth Inc.                           2,007       38,033
Westamerica Bancorp                           887       37,680
Sky Financial Group Inc.                    1,943       37,344
Waddell & Reed Financial Inc. "A"           2,096       36,680
Hudson United Bancorp                       1,202       36,601
Old National Bancorp                        1,528       36,366
First Midwest Bancorp Inc.                  1,278       35,516
Independence Community Bank Corp.           1,375       35,296
Whitney Holding Corp.                       1,035       35,149
Colonial BancGroup Inc. (The)               2,933       35,079
Roslyn Bancorp Inc.                         2,072       34,310
Raymond James Financial Inc.                1,096       34,305
Providian Financial Corp./1/                7,518       33,455
FNB Corp.                                   1,160       33,350
Trustmark Corp.                             1,466       33,146
Ameritrade Holding Corp./1/                 7,095       32,211
United Bancshares Inc.                      1,041       31,459
AmeriCredit Corp./1/                        3,977       30,185
Affiliated Managers Group Inc./1/             580       30,114
Community First Bankshares Inc.             1,055       28,918
IndyMac Bancorp Inc./1/                     1,505       28,053
Commercial Federal Corp.                    1,187       27,598
Staten Island Bancorp Inc.                  1,450       26,796
Park National Corp.                           297       26,581
Citizens Banking Corp.                      1,025       24,446
Jeffries Group Inc.                           582       24,240
Southwest Bancorp of Texas Inc./1/            848       23,956
Chittenden Corp.                              854       23,365
South Financial Group Inc. (The)            1,060       22,949
Silicon Valley Bancshares/1/                1,183       22,229
UCBH Holdings Inc.                            520       21,783
Downey Financial Corp.                        550       21,285
Provident Financial Group Inc.                816       21,208
Texas Regional Bancshares Inc. "A"            633       20,851
Greater Bay Bancorp                         1,343       20,467
East West Bancorp Inc.                        590       20,355
MAF Bancorp Inc.                              608       19,754
Republic Bancorp Inc.                       1,407       17,322
AMCORE Financial Inc.                         658       15,220
Provident Bankshares Corp.                    655       14,804
Sterling Bancshares Inc.                    1,153       14,147
Total System Services Inc.                    983       13,339
Anchor BanCorp Wisconsin Inc.                 626       12,971
Harbor Florida Bancshares Inc.                581       12,956
Net.B@nk Inc./1/                            1,293       12,775
Knight Trading Group Inc./1/                2,619       12,440
FirstFed Financial Corp./1/                   458       12,412
Dime Community Bancshares                     591       12,411
W.P. Stewart & Co. Ltd.                       669       12,136
Pacific Northwest Bancorp                     414       10,164
First Sentinel Bancorp Inc.                   745       10,028
PFF Bancorp Inc.                              320        9,859
Bay View Capital Corp./1/                   1,563        9,331
OceanFirst Financial Corp.                    290        6,192
GBC Bancorp                                   298        6,049
SWS Group Inc.                                427        5,530
BSB Bancorp Inc.                              254        5,146
Metris Companies Inc.                       1,632        4,651
Safeguard Scientifics Inc./1/               3,112        3,828
Ocwen Financial Corp./1/                    1,061        2,907
TOTAL COMMON STOCKS
  (Cost: $43,630,674)                               35,723,541

SHORT TERM INSTRUMENTS - 1.08%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                    335,643      335,643
BlackRock Temp Cash Money
  Market Fund                              35,665       35,665
Dreyfus Money Market Fund                  15,658       15,658
Goldman Sachs Financial Square Prime
  Obligation Fund                             111          111
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $387,077)                                     387,077

TOTAL INVESTMENTS IN
  SECURITIES - 100.89%
  (Cost $44,017,751)                                36,110,618
Other Assets, Less Liabilities - (0.89%)              (319,820)
                                                   -----------
NET ASSETS - 100.00%                               $35,790,798
                                                   ===========


/1/  Non-income earning securities.

See Notes to Financial Statements.

42                               2002 iShares Semi-Annual Report to Shareholders

Schedule of Investments (Unaudited)

iSHARES DOW JONES U.S. INTERNET INDEX FUND
October 31, 2002


Security                                   Shares        Value
--------------------------------------------------------------

COMMON STOCKS - 99.98%
Yahoo! Inc./1/                             89,563  $ 1,336,280
Amazon.com Inc./1/                         48,985      948,350
eBay Inc./1/                               14,931      944,535
BEA Systems Inc./1/                       100,051      809,313
Check Point Software Technologies
  Ltd./1/                                  46,913      646,930
VeriSign Inc./1/                           56,486      454,712
WebMD Corp./1/                             71,292      449,852
E*TRADE Group Inc./1/                      96,845      435,802
Overture Services Inc./1/                  13,597      374,325
TMP Worldwide Inc./1/                      22,137      342,681
Ameritrade Holding Corp./1/                71,390      324,111
CheckFree Corp./1/                         17,563      285,926
Expedia Inc. "A"/1/                         3,910      264,551
DoubleClick Inc./1/                        33,313      233,191
Internet Security Systems Inc./1/          11,236      207,417
EarthLink Inc./1/                          33,118      202,351
Macromedia Inc./1/                         15,598      174,854
Ticketmaster "B"/1/                         6,824      161,046
Ariba Inc./1/                              64,574      152,395
Websense Inc./1/                            5,637      113,811
TIBCO Software Inc./1/                     21,751      108,755
Hotels.com "A"/1/                           1,598       99,635
RealNetworks Inc./1/                       27,921       98,003
webMethods Inc./1/                         12,579       90,946
Agile Software Corp./1/                    12,661       86,221
United Online Inc./1/                       7,010       83,840
Digital Insight Corp./1/                    7,288       75,941
FreeMarkets Inc./1/                        10,071       72,310
LendingTree Inc./1/                         5,880       72,030
Vignette Corp./1/                          66,344       70,325
CNET Networks Inc./1/                      30,852       61,087
i2 Technologies Inc./1/                    77,992       60,834
Priceline.com Inc./1/                      25,811       57,042
Interwoven Inc./1/                         27,647       54,160
CMGI Inc./1/                               97,257       51,546
InfoSpace Inc./1/                           6,268       50,835
Akamai Technologies Inc./1/                22,996       22,306
Commerce One Inc./1/                        6,038       18,112
BroadVision Inc./1/                         6,885       15,078
Inktomi Corp./1/                           38,513       15,020
TOTAL COMMON STOCKS
  (Cost: $22,169,908)                               10,126,459

SHORT TERM INSTRUMENTS - 0.22%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     19,680       19,680
BlackRock Temp Cash Money
  Market Fund                               1,933        1,933
Dreyfus Money Market Fund                     849          849
Goldman Sachs Financial Square Prime
  Obligation Fund                               6            6
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $22,468)                                       22,468

TOTAL INVESTMENTS IN
  SECURITIES - 100.20%
  (Cost $22,192,376)                                10,148,927
Other Assets, Less Liabilities - (0.20%)               (20,220)
                                                   -----------
NET ASSETS - 100.00%                               $10,128,707
                                                   ===========


/1/  Non-income earning securities.

See Notes to Financial Statements.

Schedules of Investments                                                      43

Schedule of Investments (Unaudited)

iSHARES DOW JONES U.S. REAL ESTATE INDEX FUND
October 31, 2002


Security                                     Shares         Value
-----------------------------------------------------------------

COMMON STOCKS - 99.87%
Equity Office Properties Trust              473,229  $ 11,395,354
Equity Residential                          306,056     7,259,648
Simon Property Group Inc.                   168,629     5,758,680
ProLogis                                    201,121     4,867,128
Plum Creek Timber Co. Inc.                  206,423     4,667,224
Archstone-Smith Trust                       198,971     4,564,395
Boston Properties Inc.                      107,672     3,843,890
Vornado Realty Trust                         97,868     3,596,649
Duke Realty Corp.                           142,290     3,457,647
Apartment Investment & Management Co.
  "A"                                        96,067     3,375,794
General Growth Properties Inc.               64,502     3,101,256
Kimco Realty Corp.                          100,298     3,039,029
Rouse Co.                                    97,929     2,903,595
Health Care Property Investors Inc.          65,851     2,844,763
AvalonBay Communities Inc.                   74,224     2,798,245
Public Storage Inc.                          89,414     2,630,560
AMB Property Corp.                           95,110     2,548,948
Liberty Property Trust                       79,519     2,333,087
Hospitality Properties Trust                 65,641     2,147,774
Host Marriott Corp./1/                      261,330     2,142,906
Weingarten Realty Investors                  54,451     2,022,855
New Plan Excel Realty Trust                 109,458     1,896,907
Mack-Cali Realty Corp.                       64,328     1,858,436
United Dominion Realty Trust Inc.           121,262     1,749,811
iStar Financial Inc.                         61,053     1,733,905
Crescent Real Estate Equities Co.           112,279     1,656,115
Annaly Mortgage Management Inc.              93,722     1,642,947
Catellus Development Corp./1/                88,882     1,582,100
BRE Properties Inc. "A"                      51,586     1,480,518
Arden Realty Inc.                            68,605     1,468,147
Healthcare Realty Trust Inc.                 47,316     1,464,903
Camden Property Trust                        45,829     1,436,281
CarrAmerica Realty Corp.                     59,265     1,406,951
CenterPoint Properties Corp.                 25,702     1,384,824
Developers Diversified Realty Corp.          64,558     1,381,541
Realty Income Corp.                          39,427     1,318,833
Chelsea Property Group Inc.                  39,587     1,288,557
Federal Realty Investment Trust              48,553     1,279,372
Pan Pacific Retail Properties Inc.           37,921     1,270,354
Shurgard Storage Centers Inc. "A"            40,265     1,216,003
First Industrial Realty Trust Inc.           44,439     1,201,631
Highwoods Properties Inc.                    59,683     1,193,660
HRPT Properties Trust                       145,676     1,146,470
CBL & Associates Properties Inc.             30,989     1,145,353
Health Care REIT Inc.                        40,533     1,138,167
Prentiss Properties Trust                    41,075     1,106,971
Macerich Co. (The)                           38,109     1,084,201
Trizec Properties Inc.                      101,754     1,032,803
Reckson Associates Realty Corp.              50,465     1,024,944
Cousins Properties Inc.                      45,027     1,008,605
St. Joe Company (The)                        34,207       998,160
LNR Property Corp.                           27,721       988,254
SL Green Realty Corp.                        33,749       984,796
Post Properties Inc.                         41,594       975,379
Nationwide Health Properties Inc.            55,503       945,771
Mills Corp.                                  29,919       830,252
Colonial Properties Trust                    23,502       776,976
Home Properties of New York Inc.             24,124       764,731
La Quinta Corp.                             172,190       759,358
Brandywine Realty Trust                      36,185       723,700
Kilroy Realty Corp.                          31,563       679,236
Manufactured Home Communities Inc.           22,770       650,084
Capital Automotive                           26,015       637,368
Glenborough Realty Trust Inc.                31,182       569,072
FelCor Lodging Trust Inc.                    44,635       499,019
JDN Realty Corp.                             36,305       394,998
Meristar Hospitality Corp.                   50,288       382,189
Koger Equity Inc.                            23,989       372,309
RFS Hotel Investors Inc.                     31,873       370,364
Equity Inns Inc.                             45,724       267,028
TOTAL COMMON STOCKS
  (Cost: $150,886,937)                                134,467,781


44                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. REAL ESTATE INDEX FUND
October 31, 2002


Security                                     Shares         Value
-----------------------------------------------------------------

SHORT TERM INSTRUMENTS - 5.71%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                    6,643,114  $  6,643,114
BlackRock Temp Cash Money
  Market Fund                               719,578       719,578
Dreyfus Money Market Fund                   315,913       315,913
Goldman Sachs Financial Square Prime
  Obligation Fund                             2,243         2,243
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $7,680,848)                                    7,680,848

TOTAL INVESTMENTS IN
  SECURITIES - 105.58%
  (Cost $158,567,785)                                 142,148,629
Other Assets, Less Liabilities - (5.58%)               (7,511,016)
                                                     ------------
NET ASSETS - 100.00%                                 $134,637,613
                                                     ============


/1/  Non-income earning securities.

See Notes to Financial Statements.

Schedules of Investments                                                      45

Schedule of Investments (Unaudited)

iSHARES COHEN & STEERS REALTY MAJORS INDEX FUND
October 31, 2002


Security                                     Shares         Value
-----------------------------------------------------------------

COMMON STOCKS - 99.97%
Equity Office Properties Trust              639,534  $ 15,399,979
Equity Residential                          632,538    15,003,801
Simon Property Group Inc.                   437,080    14,926,282
ProLogis                                    431,892    10,451,786
Archstone-Smith Trust                       426,210     9,777,258
Vornado Realty Trust                        258,505     9,500,059
Public Storage Inc.                         281,197     8,272,816
Boston Properties Inc.                      230,512     8,229,278
Duke Realty Corp.                           325,978     7,921,265
Apartment Investment & Management Co.
  "A"                                       221,904     7,797,707
Kimco Realty Corp.                          253,370     7,677,111
General Growth Properties Inc.              150,827     7,251,762
AvalonBay Communities Inc.                  166,339     6,270,980
Rouse Co.                                   210,267     6,234,417
Health Care Property Investors Inc.         138,864     5,998,925
AMB Property Corp.                          203,132     5,443,938
Liberty Property Trust                      181,504     5,325,327
Host Marriott Corp./1/                      642,561     5,269,000
Weingarten Realty Investors                 126,062     4,683,203
Arden Realty Inc.                           156,552     3,350,213
CarrAmerica Realty Corp.                    128,610     3,053,201
CenterPoint Properties Corp.                 55,865     3,010,006
Cousins Properties Inc.                     120,543     2,700,163
Highwoods Properties Inc.                   128,463     2,569,260
Reckson Associates Realty Corp.             123,315     2,504,528
Macerich Co. (The)                           87,995     2,503,458
SL Green Realty Corp.                        72,955     2,128,827
Post Properties Inc.                         89,587     2,100,815
Nationwide Health Properties Inc.           119,145     2,030,231
Taubman Centers Inc.                        123,927     1,716,389
TOTAL COMMON STOCKS
  (Cost: $208,553,809)                                189,101,985

SHORT TERM INSTRUMENTS - 3.92%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                    6,391,087     6,391,087
BlackRock Temp Cash Money
  Market Fund                               712,967       712,967
Dreyfus Money Market Fund                   313,010       313,010
Goldman Sachs Financial Square Prime
  Obligation Fund                             2,222         2,222
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $7,419,286)                                    7,419,286

TOTAL INVESTMENTS IN
  SECURITIES - 103.89%
  (Cost $215,973,095)                                 196,521,271
Other Assets, Less Liabilities - (3.89%)               (7,354,965)
                                                     ------------
NET ASSETS - 100.00%                                 $189,166,306
                                                     ============


/1/  Non-income earning securities.

See Notes to Financial Statements.

46                               2002 iShares Semi-Annual Report to Shareholders

Statements of Assets and Liabilities (Unaudited)

iSHARES TRUST
October 31, 2002

                                                                         iShares Dow Jones U.S.
                                               --------------------------------------------------------------------------
                                                      Basic        Cyclical        Consumer
                                                  Materials        Consumer    Non-Cyclical      Financial     Industrial
                                                     Sector          Sector          Sector         Sector         Sector
                                                 Index Fund      Index Fund      Index Fund     Index Fund     Index Fund
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                            $ 78,471,389   $ 229,496,337   $ 146,749,988   $161,501,693   $ 87,259,444
                                               ------------   -------------   -------------   ------------   ------------
Investments in securities, at value
  (including securities on loan/1/) (Note 1)   $ 63,790,874    $185,292,846   $ 133,009,395   $147,428,789   $ 64,395,508
Receivables:
  Investment securities sold                              -               -         910,299              -          9,489
  Dividends and interest                             52,797          84,931         188,129        253,917         35,668
  iShares sold                                            -               -               -         26,566              -
                                               ------------   -------------   -------------   ------------   ------------
Total Assets                                     63,843,671     185,377,777     134,107,823    147,709,272     64,440,665
                                               ------------   -------------   -------------   ------------   ------------

LIABILITIES
Payables:
  Investment securities purchased                         -               -         922,009              -              -
  Collateral for securities on loan (Note 5)      1,815,344       8,363,002       3,295,934      1,636,947      2,366,587
  Advisory fees (Note 2)                             68,645         191,406         127,474        118,314         57,509
                                               ------------   -------------   -------------   ------------   ------------
Total Liabilities                                 1,883,989       8,554,408       4,345,417      1,755,261      2,424,096
                                               ------------   -------------   -------------   ------------   ------------

NET ASSETS                                     $ 61,959,682   $ 176,823,369   $ 129,762,406   $145,954,011   $ 62,016,569
                                               ============   =============   =============   ============   ============

Net assets consist of:
  Paid-in capital                              $ 77,634,306   $ 226,702,153   $ 143,577,640   $161,696,460   $ 91,870,283
  Undistributed net investment income
    (accumulated net investment loss)               102,911         (34,445)        346,544        370,341         84,387
  Accumulated net realized loss                  (1,097,020)     (5,640,848)       (421,185)    (2,039,886)    (7,074,165)
  Net unrealized depreciation                   (14,680,515)    (44,203,491)    (13,740,593)   (14,072,904)   (22,863,936)
                                               ------------   -------------   -------------   ------------   ------------
NET ASSETS                                     $ 61,959,682   $ 176,823,369   $ 129,762,406   $145,954,011   $ 62,016,569
                                               ============   =============   =============   ============   ============

iShares outstanding                               1,900,000       4,050,000       3,100,000      2,100,000      1,700,000
                                               ============   =============   =============   ============   ============

Net asset value per iShare                     $      32.61   $       43.66   $       41.86   $      69.50   $      36.48
                                               ============   =============   =============   ============   ============

/1/ Securities on loan with market values of $1,764,468, $7,984,122, $3,204,559, $1,573,292 and $2,292,785, respectively. See Note 5.

See notes to financial statements.

Financial Statements                                                          47
iSHARES TRUST
October 31, 2002

                                                                 iShares Dow Jones U.S.                   iShares Cohen & Steers
                                                 -------------------------------------------------------  ----------------------
                                                                 Financial                          Real                  Realty
                                                   Chemicals      Services       Internet         Estate                  Majors
                                                  Index Fund    Index Fund     Index Fund     Index Fund              Index Fund
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                              $15,353,848   $44,017,751   $ 22,192,376   $158,567,785            $215,973,095
                                                 -----------   -----------   ------------   ------------            ------------
Investments in securities, at value
  (including securities on loan/1)/ (Note 1)     $13,431,254   $36,110,618   $ 10,148,927   $142,148,629            $196,521,271
Receivables:
  Investment securities sold                               -             -         47,211              -                       -
  Dividends and interest                               8,919        83,449              5        293,356                 111,730
                                                 -----------   -----------   ------------   ------------            ------------
Total Assets                                      13,440,173    36,194,067     10,196,143    142,441,985             196,633,001
                                                 -----------   -----------   ------------   ------------            ------------

LIABILITIES
Payables:
  Investment securities purchased                          -             -         38,753        221,874                       -
  Collateral for securities on loan (Note 5)               -       368,941         20,000      7,443,735               7,375,344
  Advisory fees (Note 2)                              15,113        34,328          8,683        138,763                  91,351
                                                 -----------   -----------   ------------   ------------            ------------
Total Liabilities                                     15,113       403,269         67,436      7,804,372               7,466,695
                                                 -----------   -----------   ------------   ------------            ------------
NET ASSETS                                       $13,425,060   $35,790,798   $ 10,128,707   $134,637,613            $189,166,306
                                                 ===========   ===========   ============   ============            ============

Net assets consist of:
  Paid-in capital                                $15,745,846   $44,078,059   $ 51,939,336   $153,729,714            $208,385,553
  Undistributed net investment income
    (accumulated net investment loss)                 45,500        98,413        (30,303)       237,114                (550,680)
  Undistributed net realized gain
    (accumulated net realized loss)                 (443,692)     (478,541)   (29,736,877)    (2,910,059)                783,257
  Net unrealized depreciation                     (1,922,594)   (7,907,133)   (12,043,449)   (16,419,156)            (19,451,824)
                                                 -----------   -----------   ------------   ------------            ------------
NET ASSETS                                       $13,425,060   $35,790,798   $ 10,128,707   $134,637,613            $189,166,306
                                                 ===========   ===========   ============   ============            ============
iShares outstanding                                  350,000       450,000      1,250,000      1,800,000               2,400,000
                                                 ===========   ===========   ============   ============            ============
Net asset value per iShare                       $     38.36   $     79.54   $       8.10   $      74.80            $      78.82
                                                 ===========   ===========   ============   ============            ============

/1/ Securities on loan with market values of $--, $353,512, $19,080, $7,101,011 and $7,159,251, respectively. See Note 5.

See notes to financial statements.

48                               2002 iShares Semi-Annual Report to Shareholders

Statements of Operations (Unaudited)

iSHARES TRUST
For the six months ended October 31, 2002

                                                                                iShares Dow Jones U.S.
                                                    -----------------------------------------------------------------------------
                                                           Basic        Consumer        Consumer
                                                       Materials        Cyclical    Non-Cyclical       Financial       Industrial
                                                          Sector          Sector          Sector          Sector           Sector
                                                      Index Fund      Index Fund      Index Fund      Index Fund       Index Fund
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends                                         $    823,787    $    522,506    $  1,336,546    $  1,452,023/1/  $    524,813
  Interest                                                   562             913           1,211             951              598
  Securities lending income                                2,086           4,366           2,507           3,834            1,851
                                                    ------------    ------------    ------------    ------------     ------------
Total investment income                                  826,435         527,785       1,340,264       1,456,808          527,262
                                                    ------------    ------------    ------------    ------------     ------------
EXPENSES (NOTE 2)
  Advisory fees                                          201,189         503,101         387,023         350,428          207,928
                                                    ------------    ------------    ------------    ------------     ------------
Total expenses                                           201,189         503,101         387,023         350,428          207,928
                                                    ------------    ------------    ------------    ------------     ------------
Net investment income                                    625,246          24,684         953,241       1,106,380          319,334
                                                    ------------    ------------    ------------    ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) from:
    Investments                                         (755,129)       (984,038)       (651,043)       (991,532)      (2,674,852)
    In-kind redemptions                                  (78,233)     (3,479,861)      1,212,567               -          582,335
                                                    ------------    ------------    ------------    ------------     ------------
  Net realized gain (loss)                              (833,362)     (4,463,899)        561,524        (991,532)      (2,092,517)
                                                    ------------    ------------    ------------    ------------     ------------
  Net change in unrealized appreciation
    (depreciation) on investments                    (13,453,834)    (42,183,822)    (19,517,940)    (17,625,819)     (13,046,678)
                                                    ------------    ------------    ------------    ------------     ------------
Net realized and unrealized loss                     (14,287,196)    (46,647,721)    (18,956,416)    (18,617,351)     (15,139,195)
                                                    ------------    ------------    ------------    ------------     ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                        $(13,661,950)   $(46,623,037)   $(18,003,175)   $(17,510,971)    $(14,819,861)
                                                    ============    ============    ============    ============     ============

/1/  Net of foreign withholding tax of $357.

See notes to financial statements.

Financial Statements                                                          49
iSHARES TRUST
For the six months ended October 31, 2002

                                                              iShares Dow Jones U.S.                    iShares Cohen & Steers
                                             ---------------------------------------------------------  ----------------------
                                                             Financial                            Real                  Realty
                                               Chemicals      Services        Internet          Estate                  Majors
                                              Index Fund    Index Fund      Index Fund      Index Fund              Index Fund
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends                                  $   176,168   $   585,741/1/  $         -    $  4,226,265            $  3,838,859
  Interest                                           114           448               3           2,361                   2,573
  Securities lending income                            -         1,333             268           3,214                   2,768
                                             -----------   -----------     -----------    ------------            ------------
Total investment income                          176,282       587,522             271       4,231,840               3,844,200
                                             -----------   -----------     -----------    ------------            ------------
EXPENSES (NOTE 2)
  Advisory fees                                   36,930       146,433          30,574         373,039                 222,551
                                             -----------   -----------     -----------    ------------            ------------
Total expenses                                    36,930       146,433          30,574         373,039                 222,551
                                             -----------   -----------     -----------    ------------            ------------
Net investment income (loss)                     139,352       441,089         (30,303)      3,858,801               3,621,649
                                             -----------   -----------     -----------    ------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS)
  Net realized gain (loss) from:
    Investments                                  (26,974)     (553,011)     (2,529,614)     (1,279,363)               (597,988)
    In-kind redemptions                          (82,144)      395,785        (378,134)       (666,099)              1,493,244
                                             -----------   -----------     -----------    ------------            ------------
  Net realized gain (loss)                      (109,118)     (157,226)     (2,907,748)     (1,945,462)                895,256
                                             -----------   -----------     -----------    ------------            ------------
  Net change in unrealized appreciation
    (depreciation) on investments             (1,960,885)   (7,134,837)        405,243     (19,005,296)            (18,801,229)
                                             -----------   -----------     -----------    ------------            ------------
Net realized and unrealized loss              (2,070,003)   (7,292,063)     (2,502,505)    (20,950,758)            (17,905,973)
                                             -----------   -----------     -----------    ------------            ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                            $(1,930,651)  $(6,850,974)    $(2,532,808)   $(17,091,957)           $(14,284,324
                                             ===========   ===========     ===========    ============            ============

/1/  Net of foreign withholding tax of $196.

See notes to financial statements.

50                               2002 iShares Semi-Annual Report to Shareholders

Statements of Changes in Net Assets

iSHARES TRUST

                                                    iShares Dow Jones U.S.              iShares Dow Jones U.S.
                                                    Basic Materials Sector                Consumer Cyclical
                                                          Index Fund                      Sector Index Fund
                                              --------------------------------   ---------------------------------
                                                   For the six                        For the six
                                                  months ended         For the       months ended          For the
                                              October 31, 2002      year ended   October 31, 2002       year ended
                                                   (Unaudited)  April 30, 2002        (Unaudited)   April 30, 2002
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)                    $    625,246    $    346,199     $      24,684     $    (26,261)
  Net realized gain (loss)                            (833,362)      1,205,403        (4,463,899)      (1,660,770)
  Net change in unrealized appreciation
    (depreciation)                                 (13,453,834)     (1,894,605)      (42,183,822)      (2,197,507)
                                                  ------------    ------------     -------------     ------------
Net increase (decrease) in net assets
  resulting from operations                        (13,661,950)       (343,003)      (46,623,037)      (3,884,538)
                                                  ------------    ------------     -------------     ------------
DISTRIBUTIONS TO iSHAREHOLDERS:
  From net investment income                          (582,472)       (290,722)          (59,129)               -
  Return of capital                                          -               -                 -          (34,142)
                                                  ------------    ------------     -------------     ------------
Total distributions to iShareholders                  (582,472)       (290,722)          (59,129)         (34,142)
                                                  ------------    ------------     -------------     ------------
iSHARES TRANSACTIONS:
  iShares sold                                      61,053,743      71,382,916       220,339,183      112,522,207
  iShares redeemed                                 (42,838,386)    (22,571,247)     (126,195,345)      (9,181,366)
                                                  ------------    ------------     -------------     ------------
Net increase in net assets from iShares
  transactions                                      18,215,357      48,811,669        94,143,838      103,340,841
                                                  ------------    ------------     -------------     ------------
INCREASE IN NET ASSETS                               3,970,935      48,177,944        47,461,672       99,422,161

NET ASSETS:

Beginning of period                                 57,988,747       9,810,803       129,361,697       29,939,536
                                                  ------------    ------------     -------------     ------------
End of period                                     $ 61,959,682    $ 57,988,747     $ 176,823,369     $129,361,697
                                                  ============    ============     =============     ============
Undistributed net investment income
  (accumulated net investment loss) included
  in net assets at end of period                  $    102,911    $     60,137     $     (34,445)    $          -
                                                  ============    ============     =============     ============
iSHARES ISSUED AND REDEEMED:
  iShares sold                                       1,650,000       1,800,000         4,500,000        2,050,000
  iShares redeemed                                  (1,200,000)       (600,000)       (2,800,000)        (200,000)
                                                  ------------    ------------     -------------     ------------
Net increase in iShares outstanding                    450,000       1,200,000         1,700,000        1,850,000
                                                  ============    ============     =============     ============

                                                    iShares Dow Jones U.S.
                                                    Consumer Non-cyclical
                                                      Sector Index Fund
                                              ----------------------------------
                                                   For the six
                                                  months ended           For the
                                              October 31, 2002        year ended
                                                   (Unaudited)    April 30, 2002
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)                 $    953,241         $    504,214
  Net realized gain (loss)                          561,524              745,268
  Net change in unrealized appreciation
    (depreciation)                              (19,517,940)           7,027,878
                                               ------------         ------------
Net increase (decrease) in net assets
  resulting from operations                     (18,003,175)           8,277,360
                                               ------------         ------------
DISTRIBUTIONS TO iSHAREHOLDERS:
  From net investment income                       (766,143)            (384,121)
  Return of capital                                       -                    -
                                               ------------         ------------
Total distributions to iShareholders               (766,143)            (384,121)
                                               ------------         ------------
iSHARES TRANSACTIONS:
  iShares sold                                   52,679,534          107,938,159
  iShares redeemed                              (19,121,579)         (15,049,846)
                                               ------------         ------------
Net increase in net assets from iShares
  transactions                                   33,557,955           92,888,313
                                               ------------         ------------
INCREASE IN NET ASSETS                           14,788,637          100,781,552

NET ASSETS:

Beginning of period                             114,973,769           14,192,217
                                               ------------         ------------
End of period                                  $129,762,406         $114,973,769
                                               ============         ============
Undistributed net investment income
  (accumulated net investment loss) included
  in net assets at end of period               $    346,544         $    159,446
                                               ============         ============
iSHARES ISSUED AND REDEEMED:
  iShares sold                                    1,150,000            2,400,000
  iShares redeemed                                 (450,000)            (350,000)
                                               ------------         ------------
Net increase in iShares outstanding                 700,000            2,050,000
                                               ============         ============

See notes to financial statements.

Financial Statements                                                          51
iSHARES TRUST

                                                       iShares Dow Jones U.S.               iShares Dow Jones U.S.
                                                           Financial Sector                    Industrial Sector
                                                              Index Fund                           Index Fund
                                                  ---------------------------------   ---------------------------------
                                                       For the six                         For the six
                                                      months ended          For the       months ended          For the
                                                  October 31, 2002       year ended   October 31, 2002       year ended
                                                       (Unaudited)   April 30, 2002        (Unaudited)   April 30, 2002
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income                              $   1,106,380    $   1,215,104      $     319,334    $     282,707
  Net realized loss                                       (991,532)      (1,008,648)        (2,092,517)      (4,649,321)
  Net change in unrealized appreciation
    (depreciation)                                     (17,625,819)         689,174        (13,046,678)      (8,322,529)
                                                     -------------    -------------      -------------    -------------
Net increase (decrease) in net assets resulting
  from operations                                      (17,510,971)         895,630        (14,819,861)     (12,689,143)
                                                     -------------    -------------      -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (985,565)      (1,042,235)          (234,947)        (298,793)
                                                     -------------    -------------      -------------    -------------
Total distributions to iShareholders                      (985,565)      (1,042,235)          (234,947)        (298,793)
                                                     -------------    -------------      -------------    -------------
iSHARES TRANSACTIONS:
  iShares sold                                          42,654,896       80,797,659         13,548,913       62,661,232
  iShares redeemed                                               -      (16,104,168)       (21,111,923)     (10,929,414)
                                                     -------------    -------------      -------------    -------------
Net increase (decrease) in net assets from
  iShares transactions                                  42,654,896       64,693,491         (7,563,010)      51,731,818
                                                     -------------    -------------      -------------    -------------
INCREASE (DECREASE) IN NET ASSETS                       24,158,360       64,546,886        (22,617,818)      38,743,882

NET ASSETS:

Beginning of period                                    121,795,651       57,248,765         84,634,387       45,890,505
                                                     -------------    -------------      -------------    -------------
End of period                                        $ 145,954,011    $ 121,795,651      $  62,016,569    $  84,634,387
                                                     =============    =============      =============    =============
Undistributed net investment income included
  in net assets at end of period                     $     370,341    $     249,526      $      84,387    $           -
                                                     =============    =============      =============    =============

SHARES ISSUED AND REDEEMED:

  iShares sold                                             600,000        1,000,000            350,000        1,250,000
  iShares redeemed                                              --         (200,000)          (500,000)        (250,000)
                                                     -------------    -------------      -------------    -------------
Net increase (decrease) in iShares outstanding             600,000          800,000           (150,000)       1,000,000
                                                     =============    =============      =============    =============

                                                       iShares Dow Jones U.S.
                                                             Chemicals
                                                             Index Fund
                                                  -----------------------------------
                                                       For the six
                                                      months ended            For the
                                                  October 31, 2002         year ended
                                                       (Unaudited)     April 30, 2002
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income                              $     139,352      $    229,910
  Net realized loss                                       (109,118)         (965,434)
  Net change in unrealized appreciation
    (depreciation)                                      (1,960,885)         (188,723)
                                                     -------------      ------------
Net increase (decrease) in net assets resulting
  from operations                                       (1,930,651)         (924,247)
                                                     -------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (113,727)         (235,918)
                                                     -------------      ------------
Total distributions to iShareholders                      (113,727)         (235,918)
                                                     -------------      ------------
iSHARES TRANSACTIONS:
  iShares sold                                          10,419,823        18,559,201
  iShares redeemed                                      (5,815,022)      (25,412,619)
                                                     -------------      ------------
Net increase (decrease) in net assets from
  iShares transactions                                   4,604,801        (6,853,418)
                                                     -------------      ------------
INCREASE (DECREASE) IN NET ASSETS                        2,560,423        (8,013,583)

NET ASSETS:

Beginning of period                                     10,864,637        18,878,220
                                                     -------------      ------------
End of period                                        $  13,425,060      $ 10,864,637
                                                     =============      ============
Undistributed net investment income included
  in net assets at end of period                     $      45,500      $     19,875
                                                     =============      ============

SHARES ISSUED AND REDEEMED:

  iShares sold                                             250,000           450,000
  iShares redeemed                                        (150,000)         (650,000)
                                                     -------------      ------------
Net increase (decrease) in iShares outstanding             100,000          (200,000)
                                                     =============      ============

See notes to financial statements.

52                               2002 iShares Semi-Annual Report to Shareholders
iSHARES TRUST

                                                                  iShares Dow Jones U.S.             iShares Dow Jones U.S.
                                                                    Financial Services                      Internet
                                                                        Index Fund                         Index Fund
                                                             ---------------------------------   --------------------------------
                                                                  For the six                         For the six
                                                                 months ended          For the       months ended         For the
                                                             October 31, 2002       year ended   October 31, 2002      year ended
                                                                  (Unaudited)   April 30, 2002        (Unaudited)  April 30, 2002
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income (loss)                                   $    441,089     $    692,855        $   (30,303)   $    (94,834)
  Net realized gain (loss)                                           (157,226)       2,135,083         (2,907,748)    (21,021,941)
  Net change in unrealized appreciation (depreciation)             (7,134,837)      (1,226,479)           405,243       7,048,231
                                                                 ------------     ------------        -----------    ------------
Net increase (decrease) in net assets resulting from
 operations                                                        (6,850,974)       1,601,459         (2,532,808)    (14,068,544)
                                                                 ------------     ------------        -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                         (449,748)        (635,045)                 -               -
                                                                 ------------     ------------        -----------    ------------
Total distributions to iShareholders                                 (449,748)        (635,045)                 -               -
                                                                 ------------     ------------        -----------    ------------
iSHARES TRANSACTIONS:
  iShares sold                                                              -       48,659,380                  -      19,707,314
  iShares redeemed                                                (17,000,726)     (27,000,210)        (1,839,974)     (9,388,258)
                                                                 ------------     ------------        -----------    ------------
Net increase (decrease) in net assets from iShares
 transactions                                                     (17,000,726)      21,659,170         (1,839,974)     10,319,056
                                                                 ------------     ------------        -----------    ------------
INCREASE (DECREASE) IN NET ASSETS                                 (24,301,448)      22,625,584         (4,372,782)     (3,749,488)

NET ASSETS:

Beginning of period                                                60,092,246       37,466,662         14,501,489      18,250,977
                                                                 ------------     ------------        -----------    ------------
End of period                                                    $ 35,790,798     $ 60,092,246        $10,128,707    $ 14,501,489
                                                                 ============     ============        ===========    ============
Undistributed net investment income (accumulated net
 investment loss) included in net assets at end of period        $     98,413     $    107,072        $   (30,303)   $          -
                                                                 ============     ============        ===========    ============

iSHARES ISSUED AND REDEEMED:

  iShares sold                                                              -          550,000                  -       1,350,000
  iShares redeemed                                                   (200,000)        (300,000)          (200,000)       (800,000)
                                                                 ------------     ------------        -----------    ------------
Net increase (decrease) in iShares outstanding                       (200,000)         250,000           (200,000)        550,000
                                                                 ============     ============        ===========    ============

See notes to financial statements.

Financial Statements                                                          53
iSHARES TRUST

                                                                     iShares Dow Jones U.S.             iShares Cohen & Steers
                                                                          Real Estate                       Realty Majors
                                                                           Index Fund                         Index Fund
                                                                --------------------------------  ---------------------------------
                                                                     For the six                       For the six
                                                                    months ended         For the      months ended          For the
                                                                October 31, 2002      year ended  October 31, 2002       year ended
                                                                     (Unaudited)  April 30, 2002       (Unaudited)   April 30, 2002
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment income                                             $  3,858,801    $  4,623,204       $ 3,621,649      $ 2,654,365
  Net realized gain (loss)                                            (1,945,462)      8,745,631           895,256        3,444,424
  Net change in unrealized appreciation (depreciation)               (19,005,296)      1,157,394       (18,801,229)        (553,278)
                                                                    ------------    ------------       -----------      -----------
Net increase (decrease) in net assets resulting from
  operations                                                         (17,091,957)     14,526,229       (14,284,324)       5,545,511
                                                                    ------------    ------------       -----------      -----------
Undistributed net investment income included in the price
  of capital shares issued or redeemed                                   406,000           1,500         2,669,500          203,000
                                                                    ------------    ------------       -----------      -----------
DISTRIBUTIONS TO iSHAREHOLDERS:
  From net investment income                                          (3,742,792)     (4,234,903)       (4,202,502)      (2,506,725)
  Return of capital                                                            -        (539,945)                -         (226,211)
                                                                    ------------    ------------       -----------      -----------
Total distributions to iShareholders                                  (3,742,792)     (4,774,848)       (4,202,502)      (2,732,936)
                                                                    ------------    ------------       -----------      -----------
iSHARES TRANSACTIONS:
  iShares sold                                                       180,499,477     236,633,649       133,351,389      109,838,135
  iShares redeemed                                                  (132,338,094)   (193,530,117)      (18,051,641)     (63,217,081)
                                                                    ------------    ------------       -----------      -----------
Net increase in net assets from iShares transactions                  48,161,383      43,103,532       115,299,748       46,621,054
                                                                    ------------    ------------       -----------      -----------
INCREASE IN NET ASSETS                                                27,732,634      52,856,413        99,482,422       49,636,629

NET ASSETS:

Beginning of period                                                  106,904,979      54,048,566        89,683,884       40,047,255
                                                                    ------------    ------------       -----------      -----------
End of period                                                       $134,637,613    $106,904,979       $189,166,306     $89,683,884
                                                                    ============    ============       ===========      ===========
Undistributed net investment income (accumulated net
  investment loss) included in net assets at end of period          $    237,114    $    121,105       $  (550,680)     $    30,173
                                                                    ============    ============       ===========      ===========

iSHARES ISSUED AND REDEEMED:

  iShares sold                                                         2,250,000       2,950,000         1,600,000        1,250,000
  iShares redeemed                                                    (1,700,000)     (2,400,000)         (200,000)        (750,000)
                                                                    ------------    ------------       -----------      -----------
Net increase in iShares outstanding                                      550,000         550,000         1,400,000          500,000
                                                                    ============    ============       ===========      ===========

See notes to financial statements.

54                               2002 iShares Semi-Annual Report to Shareholders

Financial Highlights

iSHARES TRUST
(For a share outstanding throughout each period)

                                                             iShares Dow Jones U.S.
                                                              Basic Materials Sector
                                                                   Index Fund
                                            ----------------------------------------------------
                                               Six months                           Period from
                                                    ended                         Jun. 12, 2000/1/
                                            Oct. 31, 2002         Year ended                 to
                                               (Unaudited)     Apr. 30, 2002      Apr. 30, 2001
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $  39.99            $  39.24          $  36.04
                                                 --------            --------          --------

Income from investment operations:
  Net investment income                              0.36                0.55              0.55
  Net realized and unrealized gain (loss)           (7.39)               0.73              3.25
                                                 --------            --------          --------
Total from investment operations                    (7.03)               1.28              3.80
                                                 --------            --------          --------

Less distributions from:
  Net investment income                             (0.35)              (0.53)            (0.53)
  Net realized gain                                     -                   -             (0.07)
  Return of capital                                     -                   -                 -
                                                 --------            --------          --------
Total distributions                                 (0.35)              (0.53)            (0.60)
                                                 --------            --------          --------
Net asset value, end of period                   $  32.61            $  39.99          $  39.24
                                                 ========            ========          ========

Total return                                       (17.69)%/2/           3.38%            10.80%/2/
                                                 ========            ========          ========

Ratios/Supplemental data:
  Net assets, end of period (000s)               $ 61,960            $ 57,989          $  9,811
  Ratio of expenses to average net assets/3/         0.60%               0.60%             0.60%
  Ratio of net investment income (loss) to
    average net assets/3/                            1.86%               1.42%             1.77%
  Portfolio turnover rate/4/                            3%                  9%               16%

                                                              Ishares Dow Jones U.S.
                                                                Consumer Cyclical
                                                                Sector Index Fund
                                             ------------------------------------------------------
                                                Six months                             Period from
                                                     ended                           Jun. 12, 2000/1/
                                             Oct. 31, 2002            Year ended                to
                                                (Unaudited)        Apr. 30, 2002     Apr. 30, 2001
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $   55.05            $   59.88           $  59.63
                                                 ---------            ---------           --------

Income from investment operations:
  Net investment income                               0.00/5/              0.02               0.09
  Net realized and unrealized gain (loss)           (11.38)               (4.80)              0.45
                                                 ---------            ---------           --------
Total from investment operations                    (11.38)               (4.78)              0.54
                                                 ---------            ---------           --------

Less distributions from:
  Net investment income                              (0.01)                   -              (0.10)
  Net realized gain                                      -                    -              (0.19)
  Return of capital                                      -                (0.05)                 -
                                                 ---------            ---------           --------
Total distributions                                  (0.01)               (0.05)             (0.29)
                                                 ---------            ---------           --------
Net asset value, end of period                   $   43.66            $   55.05           $  59.88
                                                 =========            =========           ========

Total return                                        (20.67)%/2/           (7.98)%             0.98%/2/
                                                 =========            =========           ========

Ratios/Supplemental data:
  Net assets, end of period (000s)               $ 176,823            $ 129,362           $ 29,940
  Ratio of expenses to average net assets/3/          0.60%                0.60%              0.60%
  Ratio of net investment income (loss) to
    average net assets/3/                             0.03%               (0.05)%             0.16%
  Portfolio turnover rate/4/                             3%                   4%                25%


/1/  Commencement of operations.
/2/  Not annualized.
/3/  Annualized for periods of less than one year.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/5/  Rounds to less than $0.01.

See notes to financial statements.

Financial Highlights                                                          55
iSHARES TRUST
(For a share outstanding throughout each period)


                                                             iShares Dow Jones U.S.
                                                              Consumer Non-cyclical
                                                                Sector Index Fund
                                              ------------------------------------------------------
                                                 Six months                          Period from
                                                      ended                        Jun. 12, 2000/1/
                                              Oct. 31, 2002         Year ended                to
                                                 (Unaudited)     Apr. 30, 2002     Apr. 30, 2001
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  47.91           $  40.55          $  40.83
                                                   --------           --------          --------
Income from investment operations:
  Net investment income                                0.31               0.49              0.42
  Net realized and
    unrealized gain (loss)                            (6.10)              7.41             (0.39)
                                                   --------           --------          --------
Total from investment operations                      (5.79)              7.90              0.03
                                                   --------           --------          --------
Less distributions from:
  Net investment income                               (0.26)             (0.54)            (0.31)
  Net realized gain                                       -                  -                 -
                                                   --------           --------          --------
Total distributions                                   (0.26)             (0.54)            (0.31)
                                                   --------           --------          --------
Net asset value, end of period                     $  41.86           $  47.91          $  40.55
                                                   ========           ========          ========

Total return                                         (12.12)%/2/         19.65%             0.06%/2/
                                                   ========           ========          ========
Ratios/Supplemental data:
  Net assets, end of period (000s)                 $129,762           $114,974          $ 14,192
  Ratio of expenses to average net assets/3/           0.60%              0.60%             0.60%
  Ratio of net investment income to
    average net assets/3/                              1.48%              1.46%             1.21%
  Portfolio turnover rate/4/                              6%                 8%               38%

                                                                 Ishares Dow Jones U.S.
                                                                   Financial Sector
                                                                      Index Fund
                                             ----------------------------------------------------------
                                                Six months                              Period from
                                                     ended                             May 22, 2000/1/
                                             Oct. 31, 2002          Year ended                   to
                                                (Unaudited       Apr. 30, 2002        Apr. 30, 2001
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  81.20            $   81.78            $  71.80
                                                   --------           --------          --------
Income from investment operations:
  Net investment income                               0.62                 1.11                1.77
  Net realized and
    unrealized gain (loss)                          (11.71)               (0.61)              10.17
                                                  --------            ---------            --------
Total from investment operations                    (11.09)                0.50               11.94
                                                  --------            ---------            --------
Less distributions from:
  Net investment income                              (0.61)               (1.08)              (1.57)
  Net realized gain                                      -                    -               (0.39)
                                                  --------            ---------            --------
Total distributions                                  (0.61)               (1.08)              (1.96)
                                                  --------            ---------            --------
Net asset value, end of period                    $  69.50            $   81.20            $  81.78
                                                  ========            =========            ========

Total return                                        (13.70)%/2/            0.66%              16.69%/2/
                                                  ========            =========            ========
Ratios/Supplemental data:
  Net assets, end of period (000s)                $145,954            $ 121,796            $ 57,249
  Ratio of expenses to average net assets/3/          0.60%                0.60%               0.60%
  Ratio of net investment income to
    average net assets/3/                             1.89%                1.49%               1.46%
  Portfolio turnover rate/4/                             6%                   4%                 11%

/1/  Commencement of operations.
/2/  Not annualized.
/3/  Annualized for periods of less than one year.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

56                               2002 iShares Semi-Annual Report to Shareholders
iSHARES TRUST
(For a share outstanding throughout each period)

                                                                  iShares Dow Jones U.S.
                                                                    Industrial Sector
                                                                        Index Fund
                                                   -----------------------------------------------------
                                                      Six months                             Period from
                                                           ended                        Jun. 12, 2000/1/
                                                   Oct. 31, 2002          Year ended                  to
                                                     (Unaudited)       Apr. 30, 2002       Apr. 30, 2001
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $      45.75       $       53.99       $       58.11
                                                    ------------       -------------       -------------
Income from investment operations:
  Net investment income                                     0.20                0.29                0.22
  Net realized and unrealized
     gain (loss)                                           (9.32)              (8.23)              (3.98)
                                                    ------------       -------------       -------------
Total from investment operations                           (9.12)              (7.94)              (3.76)
                                                    ------------       -------------       -------------
Less distributions from:
  Net investment income                                    (0.15)              (0.30)              (0.23)
  Net realized gain                                            -                   -               (0.13)
                                                    ------------       -------------       -------------
Total distributions                                        (0.15)              (0.30)              (0.36)
                                                    ------------       -------------       -------------
Net asset value, end of period                      $      36.48       $       45.75       $       53.99
                                                    ============       =============       =============

Total return                                              (19.96)%/2/         (14.72)%             (6.46)%/2/
                                                    ============       =============       =============

Ratios/Supplemental data:
  Net assets, end of period (000s)                  $     62,017       $      84,634       $      45,891
  Ratio of expenses to average net assets/3/                0.60%               0.60%               0.60%
  Ratio of net investment income to average net
    assets/3/                                               0.92%               0.56%               0.44%
  Portfolio turnover rate/4/                                  11%                 27%                 23%

                                                                 iShares Dow Jones U.S.
                                                                         Chemicals
                                                                        Index Fund
                                                   -----------------------------------------------------
                                                      Six months                             Period from
                                                           ended                        Jun. 12, 2000/1/
                                                   Oct. 31, 2002          Year ended                  to
                                                     (Unaudited)       Apr. 30, 2002       Apr. 30, 2001
----------------------------------------------------------------     -----------------------------------
Net asset value, beginning of period               $       43.46       $       41.95       $       40.26
                                                   -------------       -------------       -------------
Income from investment operations:
  Net investment income                                     0.39                0.86                0.65
  Net realized and
    unrealized gain
    (loss)                                                 (5.15)               1.49                1.88
                                                   -------------       -------------       -------------
Total from investment
  operations                                               (4.76)               2.35                2.53
                                                   -------------       -------------       -------------
Less distributions from:
  Net investment income                                    (0.34)              (0.84)              (0.59)
  Net realized gain                                            -                   -               (0.25)
                                                   -------------       -------------       -------------
Total distributions                                        (0.34)              (0.84)              (0.84)
                                                   -------------       -------------       -------------
Net asset value, end of period                     $       38.36       $       43.46       $       41.95
                                                   =============       =============       =============

Total return                                              (11.02)%/2/           5.80%               6.53%/2/
                                                   =============       =============       =============

Ratios/Supplemental data:
  Net assets, end of period (000s)                 $      13,425       $      10,865       $      18,878
  Ratio of expenses to average net assets/3/                0.60%               0.60%               0.60%
  Ratio of net investment income to average net
    assets/3/                                               2.26%               2.07%               1.90%
  Portfolio turnover rate/4/                                   3%                 26%                 16%

/1/  Commencement of operations.
/2/  Not annualized.
/3/  Annualized for periods of less than one year.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

Financial Highlights                                                          57
iSHARES TRUST
(For a share outstanding throughout each period)

                                                                       iShares Dow Jones U.S.
                                                                         Financial Services
                                                                             Index Fund
                                                           -----------------------------------------------------
                                                              Six months                             Period from
                                                                   ended                        Jun. 12, 2000/1/
                                                           Oct. 31, 2002          Year ended                  to
                                                             (Unaudited)       Apr. 30, 2002       Apr. 30, 2001
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $       92.45       $       93.67       $       85.58
                                                           -------------       -------------       -------------
Income from investment operations:
  Net investment income (loss)                                      0.88                1.22                1.29
  Net realized and unrealized gain (loss)                         (12.96)              (1.26)               8.10
                                                           -------------       -------------       -------------
Total from investment operations                                  (12.08)              (0.04)               9.39
                                                           -------------       -------------       -------------

Less distributions from:
  Net investment income                                            (0.83)              (1.18)              (1.17)
  Net realized gain                                                    -                   -               (0.13)
                                                           -------------       -------------       -------------
Total distributions                                                (0.83)              (1.18)              (1.30)
                                                           -------------       -------------       -------------
Net asset value, end of period                             $       79.54       $       92.45       $       93.67
                                                           =============       =============       =============

Total Return                                                      (13.09)%/2/           0.00%/5/           11.03%/2/
                                                           =============       =============       =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                         $      35,791       $      60,092       $      37,467
  Ratio of expenses to average net assets/3/                        0.60%               0.60%               0.60%
  Ratio of net investment income (loss) to average net
    assets/3/                                                       1.81%               1.46%               1.33%
  Portfolio turnover rate/4/                                           5%                  3%                  5%

                                                                           iShares Dow Jones U.S.
                                                                                  Internet
                                                                                 Index Fund
                                                           -----------------------------------------------------
                                                              Six months                             Period from
                                                                   ended                         May 15, 2000/1/
                                                           Oct. 31, 2002          Year ended                  to
                                                             (Unaudited)       Apr. 30, 2002       Apr. 30, 2001
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $       10.00       $       20.28        $      67.97
                                                           -------------       -------------        ------------
Income from investment operations:
  Net investment income (loss)                                     (0.02)              (0.07)              (0.28)
  Net realized and unrealized gain (loss)                          (1.88)             (10.21)             (45.77)
                                                           -------------       -------------        ------------
Total from investment operations                                   (1.90)             (10.28)             (46.05)
                                                           -------------       -------------        ------------

Less distributions from:
  Net investment income                                                -                   -                   -
  Net realized gain                                                    -                   -               (1.64)
                                                           -------------       -------------        ------------
Total distributions                                                    -                   -               (1.64)
                                                           -------------       -------------        ------------
Net asset value, end of period                             $        8.10       $       10.00        $      20.28
                                                           =============       =============        ============

Total Return                                                      (19.00)%/2/         (50.69)%            (68.45)%/2/
                                                           =============       =============        ============

Ratios/Supplemental data:
  Net assets, end of period (000s)                         $      10,129       $      14,501        $     18,251
  Ratio of expenses to average net assets/3/                        0.60%               0.60%               0.60%
  Ratio of net investment income (loss) to average net
    assets/3/                                                      (0.59)%             (0.54)%             (0.53)%
  Portfolio turnover rate/4/                                          17%                 46%                 74%

/1/  Commencement of operations.
/2/  Not annualized.
/3/  Annualized for periods of less than one year.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
/5/  Rounds to less than 0.01%.

See notes to financial statements.

58                               2002 iShares Semi-Annual Report to Shareholders
iSHARES TRUST
(For a share outstanding throughout each period)

                                                                     iShares Dow Jones U.S.
                                                                          Real Estate
                                                                           Index Fund
                                                   ---------------------------------------------------------
                                                      Six months                                 Period from
                                                           ended                            Jun. 12, 2000/1/
                                                   Oct. 31, 2002            Year ended                    to
                                                     (Unaudited)         Apr. 30, 2002         Apr. 30, 2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $       85.52         $       77.21         $       68.97
                                                   -------------         -------------         -------------
Income from investment operations:
  Net investment income                                     2.46                  4.56                  3.51
  Net realized and unrealized gain (loss)                 (10.75)                 8.71                  7.51
                                                   -------------         -------------         -------------
Total from investment operations                           (8.29)                13.27                 11.02
                                                   -------------         -------------         -------------
Less distributions from:
  Net investment income                                    (2.43)                (4.54)                (2.64)
  Net realized gain                                            -                     -                 (0.14)
  Return of capital                                            -                 (0.42)                    -
                                                   -------------         -------------         -------------
Total distributions                                        (2.43)                (4.96)                (2.78)
                                                   -------------         -------------         -------------
Net asset value, end of period                     $       74.80         $       85.52         $       77.21
                                                   =============         =============         =============

Total return                                               (9.97)%/2/            17.83%                16.32%/2/
                                                   =============         =============         =============

Ratios/Supplemental data:
  Net assets, end of period (000s)                 $     134,638         $     106,905         $      54,049
  Ratio of expenses to average net assets/3/                0.60%                 0.60%                 0.60%
  Ratio of net investment income to average net
    assets/3/                                               6.21%                 5.97%                 6.37%
  Portfolio turnover rate/4/                                  11%                   10%                   30%

                                                                     iShares Cohen & Steers
                                                                         Realty Majors
                                                                           Index Fund
                                                   ---------------------------------------------------------
                                                      Six months                                Period from
                                                           ended                            Jan. 29, 2001/1/
                                                   Oct. 31, 2002            Year ended                   to
                                                     (Unaudited)         Apr. 30, 2002         Apr. 30, 2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $       89.68         $       80.09         $       79.86
                                                   -------------         -------------         -------------
Income from investment operations:
  Net investment income                                     2.42                  4.79                  1.11
  Net realized and unrealized gain (loss)                 (10.60)                 9.98                 (0.39)
                                                   -------------         -------------         -------------
Total from investment operations                           (8.18)                14.77                  0.72
                                                   -------------         -------------         -------------
Less distributions from:
  Net investment income                                    (2.68)                (4.77)                (0.49)
  Net realized gain                                            -                     -                     -
  Return of capital                                            -                 (0.41)                    -
                                                   -------------         -------------         -------------
Total distributions                                        (2.68)                (5.18)                (0.49)
                                                   -------------         -------------         -------------
Net asset value, end of period                     $       78.82         $       89.68         $       80.09
                                                   =============         =============         =============

Total return                                               (9.41)%/2/            19.05%                 0.91%/2/
                                                   =============         =============         =============

Ratios/Supplemental data:
  Net assets, end of period (000s)                 $     189,166         $      89,684         $      40,047
  Ratio of expenses to average net assets/3/                0.35%                 0.35%                 0.35%
  Ratio of net investment income to average net
    assets/3/                                               5.70%                 5.80%                 6.01%
  Portfolio turnover rate/4/                                   6%                   15%                    2%

/1/  Commencement of operations.
/2/  Not annualized.
/3/  Annualized for periods of less than one year.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

Financial Highlights                                                          59

Notes to the Financial Statements (Unaudited)

iSHARES TRUST

1.  SIGNIFICANT ACCOUNTING POLICIES

iShares Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was established as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999. As of October 31, 2002, the Trust offered 59 investment portfolios or funds.

These financial statements relate only to the iShares Dow Jones U.S. Basic Materials Sector, iShares Dow Jones U.S. Consumer Cyclical Sector, iShares Dow Jones U.S. Consumer Non-Cyclical Sector, iShares Dow Jones U.S. Financial Sector, iShares Dow Jones U.S. Industrial Sector, iShares Dow Jones U.S. Chemicals, iShares Dow Jones U.S. Financial Services, iShares Dow Jones U.S. Internet, iShares Dow Jones U.S. Real Estate and the iShares Cohen & Steers Realty Majors Index Funds (each a "Fund", collectively the "Funds").

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The investment advisor uses a "passive" or index approach to achieve each Fund's investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold stocks of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions. Actual results could differ from those estimates.

SECURITY VALUATION

Equity securities are valued at the last sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities for which there were no sales prices, are valued at the latest quoted bid prices. U.S. Government obligations are valued at the latest quoted bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, including restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by the Board of Trustees of the Trust.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

EQUALIZATION

The iShares Dow Jones U.S. Real Estate Index Fund and the iShares Cohen & Steers Realty Majors Index Fund use the accounting practice of equalization. This accounting method is used to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital stock. Equalization is calculated on a per share basis whereby a portion of the proceeds from sales and costs of repurchases of capital stock is applied to undistributed net investment income. The amounts of equalization are disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed.

60                               2002 iShares Semi-Annual Report to Shareholders
iSHARES TRUST

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes.

At April 30, 2002, the tax year-end of the Funds, the components of distributable earnings on a tax basis were as follows:

    ----------------------------------------------------------------------------------------------------
                                                  Undistributed     Undistributed    Total Distributable
    iShares Index Fund                          Ordinary Income    Long-term Gain               Earnings
    ----------------------------------------------------------------------------------------------------
    Dow Jones U.S. Basic Materials Sector             $  60,137             $   -              $  60,137
    Dow Jones U.S. Consumer Non-Cyclical Sector         159,446                 -                159,446
    Dow Jones U.S. Financial Sector                     228,354                 -                228,354
    Dow Jones U.S. Chemicals                             19,875                 -                 19,875
    Dow Jones U.S. Financial Services                   107,072                 -                107,072
    ----------------------------------------------------------------------------------------------------

For the year ended April 30, 2002, the tax characterization of distributions paid for each Fund, excluding the iShares Dow Jones U.S. Real Estate Index Fund, was equal to the book characterization of distributions paid. The iShares Dow Jones U.S. Real Estate Index Fund distributed $94,773 from Long-Term Capital Gains, $4,140,130 from Ordinary Income and $539,945 as a Return of Capital on a tax basis for the year ended April 30, 2002. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the six months ended October 31, 2002.

The following Funds had tax basis net capital loss carryforwards at April 30, 2002, the tax year-end of the Funds:

    -------------------------------------------------------------------------------------
                                                      Expiring     Expiring
    iShares Index Fund                                    2009         2010         Total
    -------------------------------------------------------------------------------------
    Dow Jones U.S. Basic Materials Sector             $      -  $     67,181  $     67,181
    Dow Jones U.S. Consumer Cyclical Sector                  -       214,348       214,348
    Dow Jones U.S. Consumer Non-Cyclical Sector         12,169       410,794       422,963
    Dow Jones U.S. Financial Sector                          -       146,667       146,667
    Dow Jones U.S. Industrial Sector                         -     4,102,570     4,102,570
    Dow Jones U.S. Chemicals                                 -       240,662       240,662
    Dow Jones U.S. Financial Services                        -       138,646       138,646
    Dow Jones U.S. Internet                                  -    11,854,796    11,854,796
    Cohen & Steers Realty Majors                             -        66,455        66,455
    --------------------------------------------------------------------------------------

Notes to the Financial Statements                                             61
iSHARES TRUST

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

For the six months ended October 31, 2002, certain Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of 50,000 iShares ("Creation Units"). Because such gains or losses are not taxable to the Funds, and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Funds' tax year-end. These reclassifications have no effect on net assets or net asset values per share. The in-kind gains or losses for the six months ended October 31, 2002 are disclosed in the Statements of Operations.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities, which are delivered to the Funds' custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. None of the Funds held repurchase agreements at October 31, 2002.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, Barclays Global Fund Advisors ("BGFA") manages the investment of each Fund's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses ("Covered Expenses") of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the executions of portfolio transactions, distribution fees and extraordinary expenses. Expenses related to the organization and initial registration of the Trust were borne by BGFA.

For its investment management services to each Fund, BGFA is entitled to an annual advisory fee based on the average daily net assets of each Fund as follows:

    ------------------------------------------------------------
                                                        Advisory
    iShares Index Fund                                       Fee
    ------------------------------------------------------------
    Dow Jones U.S. Basic Materials Sector                   0.60%
    Dow Jones U.S. Consumer Cyclical Sector                 0.60
    Dow Jones U.S. Consumer Non-Cyclical Sector             0.60
    Dow Jones U.S. Financial Sector                         0.60
    Dow Jones U.S. Industrial Sector                        0.60
    Dow Jones U.S. Chemicals                                0.60
    Dow Jones U.S. Financial Services                       0.60
    Dow Jones U.S. Internet                                 0.60
    Dow Jones U.S. Real Estate                              0.60
    Cohen & Steers Realty Majors                            0.35
    ------------------------------------------------------------


Investors Bank & Trust Company ("Investors Bank") serves as administrator, custodian, transfer agent and securities lending agent for the Funds. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly. These fees are Covered Expenses as defined above.

SEI Investments Distribution Company serves as each Fund's underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Trust. The distributor will deliver the Prospectus and Statement of Additional Information, if so requested,

62                               2002 iShares Semi-Annual Report to Shareholders
iSHARES TRUST

to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.

Barclays Global Investors Services ("BGIS"), a subsidiary of Barclays Global Investors, N.A., may serve as a broker-dealer for the Funds. For the six months ended October 31, 2002, BGIS did not receive any brokerage commissions from the Funds.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund may invest in the Institutional Shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio, which is managed by BGFA, the Funds' investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments or from investment of securities lending collateral are recorded as either interest income or securities lending income, respectively, in the accompanying Statements of Operations.

Pursuant to Rule 17a-7 of the 1940 Act, certain Funds executed cross trades for the six months ended October 31, 2002. Cross trading is the buying or selling of portfolio securities between funds to which BGFA serves as investment advisor. In management's opinion, all transactions were in compliance with the requirements and restrictions set forth by Rule 17a-7.

As of October 31, 2002, certain trustees and officers of the Trust are also employees of BGFA and its affiliates or employees of Investors Bank.

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term securities) for the six months ended October 31, 2002, were as follows:

    -------------------------------------------------------------------
    iShares Index Fund                            Purchases       Sales
    -------------------------------------------------------------------
    Dow Jones U.S. Basic Materials Sector       $ 2,126,797 $ 2,021,195
    Dow Jones U.S. Consumer Cyclical Sector       4,833,907   4,734,566
    Dow Jones U.S. Consumer Non-Cyclical Sector   7,443,866   7,263,708
    Dow Jones U.S. Financial Sector               6,944,622   6,891,105
    Dow Jones U.S. Industrial Sector              7,658,151   7,542,278
    Dow Jones U.S. Chemicals                        381,515     338,127
    Dow Jones U.S. Financial Services             2,292,960   2,296,888
    Dow Jones U.S. Internet                       1,815,046   1,851,154
    Dow Jones U.S. Real Estate                   14,110,261  14,011,365
    Cohen & Steers Realty Majors                  7,432,265   7,669,968
    -------------------------------------------------------------------

Notes to the Financial Statements                                             63
iSHARES TRUST

In-kind transactions for the six months ended October 31, 2002, were as follows:

    ---------------------------------------------------------------------
                                                     In-kind      In-kind
    iShares Index Fund                             Purchases        Sales
    ---------------------------------------------------------------------
    Dow Jones U.S. Basic Materials Sector       $ 60,880,173 $ 42,744,908
    Dow Jones U.S. Consumer Cyclical Sector      220,189,070  126,194,368
    Dow Jones U.S. Consumer Non-Cyclical Sector   52,633,943   19,100,093
    Dow Jones U.S. Financial Sector               42,595,531            -
    Dow Jones U.S. Industrial Sector              13,533,925   21,100,687
    Dow Jones U.S. Chemicals                      10,386,697    5,797,950
    Dow Jones U.S. Real Estate                   182,495,348  133,943,623
    Cohen & Steers Realty Majors                 135,736,378   18,179,949
    ---------------------------------------------------------------------

At October 31, 2002, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

    ------------------------------------------------------------------------------------------------------
                                                                                                       Net
                                                             Tax    Unrealized    Unrealized    Unrealized
    iShares Index Fund                                      Cost  Appreciation  Depreciation  Depreciation
    ------------------------------------------------------------------------------------------------------
    Dow Jones U.S. Basic Materials Sector           $ 78,471,389   $   115,020  $(14,795,535) $(14,680,515)
    Dow Jones U.S. Consumer Cyclical Sector          229,496,337       978,211   (45,181,702)  (44,203,491)
    Dow Jones U.S. Consumer Non-Cyclical Sector      146,749,988     2,242,156   (15,982,749)  (13,740,593)
    Dow Jones U.S. Financial Sector                  161,501,693     4,981,895   (19,054,799)  (14,072,904)
    Dow Jones U.S. Industrial Sector                  87,259,444       664,000   (23,527,936)  (22,863,936)
    Dow Jones U.S. Chemicals                          15,353,848        39,797    (1,962,391)   (1,922,594)
    Dow Jones U.S. Financial Services                 44,017,751     1,262,759    (9,169,892)   (7,907,133)
    Dow Jones U.S. Internet                           22,192,376       509,238   (12,552,687)  (12,043,449)
    Dow Jones U.S. Real Estate                       158,567,785       159,586   (16,578,742)  (16,419,156)
    Cohen & Steers Realty Majors                     215,973,095       532,890   (19,984,714)  (19,451,824)
    ------------------------------------------------------------------------------------------------------

4.  iSHARES TRANSACTIONS

At October 31, 2002, there were an unlimited number of no par value shares of beneficial interest ("iShares") authorized. iShares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, iShares are not redeemable. Transactions in iShares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of equity securities constituting a substantial replication, or a portfolio sampling representation, of the stocks involved in the relevant Fund's underlying index and an amount of cash. A purchase transaction fee and a redemption transaction fee are charged to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares.

64                               2002 iShares Semi-Annual Report to Shareholders
iSHARES TRUST

5. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of October 31, 2002, certain of the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market mutual funds. The market value of the securities on loan at October 31, 2002 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities.

6. LEGAL PROCEEDINGS

In April 2002, the judge overseeing an ongoing action in the U.S. District Court for the Northern District of Illinois granted leave for a United States patentholder named MOPEX, Inc. to amend its complaint to add the Trust, along with seven other parties, as a defendant. There are now a total of twenty defendants, including the Trust's investment advisor, other exchange traded funds, various fund service providers and market makers, and the Chicago Stock Exchange, Inc. In the action, the plaintiff alleges that the actions of the parties, now including the Trust, infringed their patent, which allegedly covers a mechanism for continuous pricing of exchange traded funds. In addition, the plaintiff alleges that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. Although this is the only case to which the Trust has been named as a party, this action is one of two involving related issues. The Trust believes that it has valid defenses to all claims raised by the patentholder. However, a resolution of this case may impose increased costs on the Trust and thus raise the expense ratios of the Funds, adversely affecting performance.

7. FUND CLOSURES

At the Board of Trustees meeting held on August 20, 2002, the Trustees unanimously voted to close and liquidate the iShares Dow Jones U.S. Chemicals Index Fund and the iShares Dow Jones U.S. Internet Index Fund. Trading of the shares of these two Funds will halt on or about December 5, 2002. New shares of the Funds will not be available for investment as of December 6, 2002. The Funds will complete liquidation on December 13, 2002 and shares of the Funds will be individually redeemed.

Notes to the Financial Statements                                             65

The iShares Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call iShares at 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares fund. It contains more complete information, including charges and expenses.

Broad Market
iShares Dow Jones U.S. Total Market Index Fund (IYY) iShares Russell 3000 Index Fund (IWV) iShares Russell 3000 Growth Index Fund (IWZ) iShares Russell 3000 Value Index Fund (IWW)

Large Cap
iShares Russell 1000 Index Fund (IWB)
iShares Russell 1000 Growth Index Fund (IWF) iShares Russell 1000 Value Index Fund (IWD) iShares S&P 100 Index Fund (OEF) iShares S&P 500 Index Fund (IVV) iShares S&P 500/BARRA Growth Index Fund (IVW) iShares S&P 500/BARRA Value Index Fund (IVE)

Mid Cap
iShares Russell Midcap Index Fund (IWR)
iShares Russell Midcap Growth Index Fund (IWP) iShares Russell Midcap Value Index Fund (IWS) iShares S&P MidCap 400 Index Fund (IJH) iShares S&P MidCap 400/BARRA Growth Index Fund (IJK) iShares S&P MidCap 400/BARRA Value Index Fund (IJJ)

Small Cap
iShares Russell 2000 Index Fund (IWM)
iShares Russell 2000 Growth Index Fund (IWO) iShares Russell 2000 Value Index Fund (IWN) iShares S&P SmallCap 600 Index Fund (IJR) iShares S&P SmallCap 600/BARRA Growth Index Fund (IJT) iShares S&P SmallCap 600/BARRA Value Index Fund (IJS)

Sector & Industry
iShares Cohen & Steers Realty Majors Index Fund (ICF) iShares Dow Jones U.S. Basic Materials Sector Index Fund (IYM) iShares Dow Jones U.S. Chemicals Index Fund (IYD) * iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund (IYC) iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund (IYK) iShares Dow Jones U.S. Energy Sector Index Fund (IYE) iShares Dow Jones U.S. Financial Sector Index Fund (IYF) iShares Dow Jones U.S. Financial Services Index Fund (IYG) iShares Dow Jones U.S. Healthcare Sector Index Fund (IYH) iShares Dow Jones U.S. Industrial Sector Index Fund (IYJ) iShares Dow Jones U.S. Internet Index Fund (IYV) * iShares Dow Jones U.S. Real Estate Index Fund (IYR) iShares Dow Jones U.S. Technology Sector Index Fund (IYW) iShares Dow Jones U.S. Telecommunications Sector Index Fund (IYZ) iShares Dow Jones U.S. Utilities Sector Index Fund (IDU) iShares Goldman Sachs Natural Resources Index Fund (IGE) iShares Goldman Sachs Networking Index Fund (IGN) iShares Goldman Sachs Semiconductor Index Fund (IGW) iShares Goldman Sachs Software Index Fund (IGV) iShares Goldman Sachs Technology Index Fund (IGM) iShares Nasdaq Biotechnology Index Fund (IBB)

Fixed Income
iShares Lehman 1-3 Year Treasury Bond Fund (SHY) iShares Lehman 7-10 Year Treasury Bond Fund (IEF) iShares Lehman 20+ Year Treasury Bond Fund (TLT) iShares GS $ InvesTop(TM) Corporate Bond Fund (LQD)

Global Sector
iShares S&P Global Energy Sector Index Fund (IXC) iShares S&P Global Financials Sector Index Fund (IXG) iShares S&P Global Healthcare Sector Index Fund (IXJ) iShares S&P Global Technology Sector Index Fund (IXN) iShares S&P Global Telecommunications Sector Index Fund (IXP)

International/Broad Market
iShares MSCI EAFE Index Fund (EFA)

International/Regional
iShares MSCI EMU Index Fund (EZU)
iShares MSCI Pacific ex-Japan Index Fund (EPP) iShares S&P Europe 350 Index Fund (IEV)

International/Developed Country
iShares MSCI Australia Index Fund (EWA)
iShares MSCI Austria Index Fund (EWO)
iShares MSCI Belgium Index Fund (EWK)
iShares MSCI Canada Index Fund (EWC)
iShares MSCI France Index Fund (EWQ)
iShares MSCI Germany Index Fund (EWG)
iShares MSCI Hong Kong Index Fund (EWH)
iShares MSCI Italy Index Fund (EWI)
iShares MSCI Japan Index Fund (EWJ)
iShares MSCI Netherlands Index Fund (EWN) iShares MSCI Singapore Index Fund (EWS) iShares MSCI Spain Index Fund (EWP) iShares MSCI Sweden Index Fund (EWD) iShares MSCI Switzerland Index Fund (EWL) iShares MSCI United Kingdom Index Fund (EWU) iShares S&P/TOPIX 150 Index Fund (ITF) iShares S&P/TSE 60 Index Fund (IKC) *

International/Emerging Country
iShares MSCI Brazil Index Fund (EWZ)
iShares MSCI Malaysia Index Fund (EWM)
iShares MSCI Mexico Index Fund (EWW)
iShares MSCI South Korea Index Fund (EWY) iShares MSCI Taiwan Index Fund (EWT) iShares S&P Latin America 40 Index Fund (ILF)

Global/Broad Market
iShares S&P Global 100 Index Fund (IOO)

* Fund termination and liquidation anticipated on December 13, 2002.

This advertising section does not constitute part of the 2002 Semi-Annual
Report.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BOI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "GS $ InvesTop(TM)", "GS $ InvesTop(TM) Index", "GS $ Investment Grade Index(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co.

66                               2002 iShares Semi-Annual Report to Shareholders
iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., neither of which is affiliated with SEI.

Investors Bank & Trust Company serves as administrator, custodian, securities lending agent and transfer agent.

iShares are not sponsored, endorsed, sold, or prompted by Dow Jones & Company, Inc. or Cohen & Steers Capital Management, Inc., nor do these companies make any representation regarding the advisability of investing in iShares.

Investing involves risk, including possible loss of principal.

(c) 2002 Barclays Global Investors. All rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

BGI-F-012-03001

  iShares(R) Industrial strength investment tools from BARCLAYS GLOBAL INVESTORS

                    1-800-iShares (474-2737) www.iShares.com
                                                                         iShares

                     2002 SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 2002




                                   [PICTURE]



                                           INDUSTRIAL STRENGTH
                                             INVESTMENT TOOLS




iShares Dow Jones U.S. Total Market Index Fund iShares Dow Jones U.S. Energy Sector Index Fund iShares Dow Jones U.S. Healthcare Sector Index Fund iShares Dow Jones U.S. Technology Sector Index Fund iShares Dow Jones U.S. Telecommunications Sector Index Fund iShares Dow Jones U.S. Utilities Sector Index Fund

Table of Contents

Shareholder Letter ...........................................................  1
Market Overview ..............................................................  3
Managers' Discussion & Analysis ..............................................  6
Schedules of Investments ..................................................... 18
  iShares Dow Jones U.S. Total Market Index Fund ............................. 18
  iShares Dow Jones U.S. Energy Sector Index Fund ............................ 39
  iShares Dow Jones U.S. Healthcare Sector Index Fund ........................ 40
  iShares Dow Jones U.S. Technology Sector Index Fund ........................ 43
  iShares Dow Jones U.S. Telecommunications Sector Index Fund ................ 47
  iShares Dow Jones U.S. Utilities Sector Index Fund ......................... 48
Financial Statements ......................................................... 50
Financial Highlights ......................................................... 54
Notes to the Financial Statements ............................................ 57
iShares Family of Funds ...................................................... 62

To Our Shareholders

While the second half of 2001 was a difficult period for us all, 2002 has also been a time of tumultuous market events. As a whole, the past year has seen scores of layoffs, company closings, and corporate accounting scandals in the wake of the emotional shock of September 11.

The past year has been truly remarkable for iShares considering the market environment. By the close of our second fiscal year, most traditional mutual funds had shrunk in size, hundreds had shut down entirely,/1/ and plans for dozens of new ones were quietly put on hold.

However, iShares has followed a very different course. Instead of shrinking in size, iShares' assets under management grew to over $27.8 billion as of October 31, 2002. In fact, the iShares family of funds was the nation's third fastest growing family of equity funds/2/ during the period November 2001 through October 2002, surpassing many of the most established and best-known mutual fund groups.

In July, iShares celebrated another milestone: the launch of the first-ever fixed income exchange-traded funds. These four fixed income iShares funds -- three bond funds based on Lehman U.S. Treasury indexes, and one based on a Goldman Sachs(R) corporate bond index -- were greeted with an enthusiastic reception from the investment community. These new funds attracted $3 billion in assets in their first week of trading. That is an impressive beginning considering that total inflows for all U.S. bond mutual funds combined was $50 billion for the first six months of 2002./3/

With almost 80 different funds, iShares now gives its investors nearly four times more ways to structure their portfolios than any other provider of exchange-traded funds (ETFs). Total assets under management for all iShares funds have grown tenfold since they were first launched in May 2000. We believe this is a result of investors and their advisors recognizing that iShares are not merely an investment choice, but an important investment tool.

As 2002 comes to a close, iShares continues to innovate, refine and improve its family of funds. In fact, iShares decided to close three funds in response to investor interest in broader exposure to markets represented by other iShares funds. The three funds that are closing are the iShares S&P/TSE 60 Index Fund, the iShares Dow Jones U.S. Internet Index Fund, and the iShares Dow Jones U.S. Chemicals Index Fund. Investors in these funds who would like to achieve the broader exposure offered by other iShares funds should call iShares directly, 1-800-iShares, or speak to their financial advisor.

At BGI we consider the iShares family of funds "industrial strength" for four simple reasons. We think you should keep these reasons in mind when you and your advisor meet to discuss your investment objectives, and then evaluate, and perhaps rebalance your portfolio.

First, iShares strive to obtain a fundamental goal of institutional investing: taking less of a bite out of a fund's returns. iShares seek to achieve this by minimizing capital gains distributions and management fees. These are not insignificant savings. It's estimated that between 1994 and 1999, investors in diversified U.S. stock funds lost, on average, 15% of their annual gains to taxes./4/ iShares, on the other hand, are managed in a way that keeps capital gains distributions to a minimum. For example, during the calendar year 2001 none of the domestic iShares funds distributed any capital gains./5/ Additionally, the fees charged by the iShares Funds are typically about half of other actively managed mutual funds./6/

_____________________

/1/ John Hechinger, Hey, Where Did My Mutual Fund Go?, The Wall Street Journal, April 17, 2002.

/2/ Financial Research Corporation (FRC) database, BGI analysis.

/3/ Financial Research Corporation (FRC) database, BGI analysis.

/4/ Jonathan Clements, Fund Distributions are a Taxing Problem; How the Tax Man Dines on Your Funds, The Wall Street Journal, August 1999.

/5/ Past performance is no guarantee of future results. There can be no assurance that iShares will not generate capital gains distributions in the future.

/6/ Source: Morningstar Principia, BGI analysis 6/01.

Shareholder Letter                                                             1

Second, iShares embody a key tactic of institutional investors: uncomplicated diversification. The benefits of diversification, as compared to picking individual stocks are well documented. Although it's possible to diversify a portfolio by hand-selecting a wide variety of securities, to do it effectively is complicated and time-consuming. This is a reason why $1.56 trillion in institutional assets/7/ are invested in index funds.

Third, iShares embody a key strategy of institutional investors: modular sset allocation. Each iShare fund focuses on a very specific slice of the equity and fixed income markets. With so many different iShares to choose from, investors have tremendous flexibility in structuring their portfolios to meet specific needs.

The fourth reason iShares are "industrial strength" is that they are advised by Barclays Global Investors, one of the world's largest institutional asset managers./8/ BGI manages money for over two thousand institutional clients around the world. Also, BGI has a longer index-based investing track record than any other fund manager. In fact, over thirty years ago it was BGI that created the world's first index strategy.

Throughout the coming year we will be working closely with the financial advisor community to introduce innovative strategies and structures that we have developed for their clients' portfolios. And we continue to enhance and improve the tools, data and resources on our Web site. If you haven't visited www.iShares.com in a while, we invite you to do so and learn more about iShares. In fact, Forbes Magazine named iShares.com "Best of the Web" among all ETF sites./9/

We think you'll agree everything about iShares really is industrial strength. On behalf of the iShares family of funds and our colleagues at BGI, we thank you for making iShares a part of your portfolio, and look forward to meeting your needs in the year ahead.

    /s/ Garrett F. Bouton                              /s/ Lee T. Kranefuss
    Garrett F. Bouton                                  Lee T. Kranefuss
    President and Chairman of the Board of Trustees    Vice President of iShares
    of iShares Trust                                   Trust

iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., none of which is affiliated with SEI. For complete information, including charges and expenses, request a prospectus by calling 1-800-iSHARES (1-800-474-2737). Read it carefully before you invest.

There are risks involved with investing, including possible loss of principal. Diversification may not protect against market risk. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Mutual funds and iShares are obliged to distribute portfolio gains to shareholders by year-end. These gains may be generated due to index rebalancing or to meet diversification requirements. Your own iShares trading, too, will generate tax consequences and transaction expenses. Certain traditional mutual funds can be tax efficient as well. Past performance does not guarantee future results.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or
Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers.
"GS $ InvesTop(TM)" and "Goldman Sachs"(R) are trademarks of
Goldman, Sachs & Co.

_____________________


/7/ Source: Pensions & Investments, 5/27/02.

/8/ Source: Pensions & Investments, 5/27/02.

/9/ Forbes Winter 2001.

2                                2002 iShares Semi-Annual Report to Shareholders

Market Overview

U.S. Equity Markets

U.S. equities fell heavily in the six months under review. Stocks rallied in August, but renewed selling in September brought the market down again. By early October, the broader market indices were back languishing at six-year lows. Stocks staged another modest rally in late October on the back of some improved profits news, but the mood remained hesitant. The S&P 500 Index has almost halved in value since its peak two years ago, and some sectors, notably telecommunications and technology, have lost considerably more than that. The current bear market is now on par with the 1970s bear market in terms of the scale of decline. However, in terms of duration, this is already the longest bear market in 60 years.

With hindsight, many believe equities had become significantly overvalued during the technology bubble. Therefore, some correction was inevitable, but a number of factors have added to the gloom this year. Chief among these were the corporate accounting scandals. Sadly, these were not confined to one errant corporation but spread among many. As a result, investors have not only had to contend with a severe profits recession, but learn how to differentiate real from virtual profits. It is little wonder, given such profound uncertainties, that investors have been applying larger risk premiums to their equity valuations.

This year's further collapse in share prices, in turn, has taken a toll on investor confidence and the wider economy. The Federal Reserve Board (the "Fed") has done a remarkable job in keeping the economy moving both before and after the events of September 11. Manufacturing has been in a deep recession, but the broader economy has held up reasonably well so far. This has been due largely to continued resilient consumer spending fueled by low interest rates and a buoyant housing market. However, even with interest rates at 40-year lows, industrial production has fallen since the summer and business investment has been cut. The danger has been that, after showing some improvement earlier this year, the manufacturing sector may relapse, causing the economy to suffer a so-called "double-dip" recession.

If these factors were not enough, investors also have had to contend with the prospect of a second Gulf War. Such geopolitical risk adds greatly to market uncertainties, while the higher oil price sparked by war fears could further slow economic recovery. Against this background, forecasts for economic growth have been cut back. With profits statements remaining uniformly downbeat, investors have had little incentive to raise their risk appetite, preferring instead to seek the relative safety of bonds and cash.

U.S. Fixed Income Markets

For all the reasons equity prices have fallen this year, bond prices have risen. Due to the inverse relationship between bond prices and bond yields, yields have fallen during the period. By late September, yields on the 30-year bond were at the lowest levels recorded since they were first introduced in the 1970s. Yields on 5 and 10-year Treasuries had fallen to their lowest levels since 1958. Yields rose again in October as equities staged a rally, but the ongoing threat of war, the diminishing prospect of sustained economic recovery and the sheer distrust of equities in the present corporate climate have all added to the relative attractions of bonds.

The spike in oil prices to 19-month highs may in the past have raised the unwelcome specter of inflation and thus have been harmful to bonds. But in the low inflation environment of the reporting period, producers have had much greater difficulty passing on price increases. Therefore, rising oil prices have been much more likely to bear down on demand as consumers have absorbed higher oil prices by cutting expenditure on other discretionary purchases.

There were no changes to the targeted federal funds rate over the period, but the Fed's policy bias seemed to shift toward one of greater ease over the summer as equity prices tumbled and doubts about the strength of the economic recovery accumulated. This perceived shift helped to drag bond yields lower, particularly at the short end of the curve. So far, the prospect of increased bond supply on the back of an escalating federal budget deficit has had only limited impact on investor enthusiasm for U.S. Treasuries.

Market Overview                                                                3

International Equity Markets

The decline in U.S. equities over the period was echoed to a greater or lesser extent in markets around the world. Though the accounting scandals were confined largely to the U.S., the negative effect on investor confidence was global. The hesitant nature of the U.S. economic recovery also has had ramifications around the globe, while geopolitical risk in the Middle East and rising oil prices have affected all markets.

In Europe, economic growth has been particularly sluggish, with the German economy most seriously affected by the downturn in international trade. However, it is not just a squeeze on exports that has dampened growth. Domestic demand has fallen due to lower business investment. Consumers, too, have been reluctant to spend. High unemployment has affected large parts of the eurozone and there have been growing doubts that the operation of a single monetary policy offers sufficient flexibility to tackle the problem. Room for policy maneuver has been further constrained by the Stability and Growth Pact, which was adopted in 1997 when the monetary union was being established and limits the size of budget deficits across the zone.

While UK equities have also fallen heavily with concerns over the pensions industry and the solvency of the insurance sector, the economy has fared somewhat more favorably, helped by a more expansive fiscal policy and a strong housing market which, like the U.S., has supported consumer confidence and spending.

Japanese equities plumbed new depths over the period with the Nikkei Dow Index recording a 19-year low. Concern has again focused on the stability of the banking system and the mountain of bad debts that continued to undermine the efficient functioning of the economy. Japanese consumer prices have now fallen for three years in a row. Such deflation has raised the real value of debt and reduced the effectiveness of monetary policy. Meanwhile the government has continued to balk at the large-scale injection of public funds deemed necessary to put the banking system back on a sounder footing.



/s/ Francis Enderle
Francis Enderle
Head of Indexed Investing for iShares
Barclays Global Fund Advisors

4                                2002 iShares Semi-Annual Report to Shareholders

                      THIS PAGE INTENTIONALLY LEFT BLANK.

Managers' Discussion & Analysis

iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
Performance as of 10/31/02

            Average Annual Total Returns              Cumulative Total Returns
----------------------------------------------------  -------------------------
   Year Ended 10/31/02       Inception to 10/31/02      Inception to 10/31/02
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
(14.96)% (15.20)% (14.84)% (17.71)% (17.79)% (17.55)% (37.22)% (37.37)% (36.95)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (06/12/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (06/16/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                                Sector Breakout

                       DOW JONES U.S. TOTAL MARKET INDEX

                                   [PIE CHART]

                     Basic Materials                 2.52%
                     Consumer Cyclical              14.06%
                     Consumer Non-Cyclical           9.56%
                     Energy                          6.10%
                     Financial                      21.34%
                     Healthcare                     14.69%
                     Industrial                     11.31%
                     Technology                     13.48%
                     Telecommunications              4.00%
                     Utilities                       2.94%

The iShares Dow Jones U.S. Total Market Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Total Market Index. For the six-month period ended October 31, 2002 (the "reporting period") the Fund declined 17.88%, while the Index fell 17.84%.

Equity prices continued to fall during the reporting period, driven down by a string of weak economic data and poor investor sentiment. Manufacturing activity slowed, layoffs grew, and fewer jobs than expected were created in the U.S. economy. Consumer confidence, as measured by the Consumer Confidence Index, fell during the end of the reporting period, and by October had dipped to its lowest level in nine years. Consumer confidence is important as it provides indications of consumer spending, which generally accounts for two thirds of GDP. Ongoing geopolitical tension also fueled negative investor sentiment. As the possibility of an invasion of Iraq raised concerns about supply of oil from the area, the price of oil surged to more than $30 per barrel. In response to economic conditions the Federal Reserve Board left interest rates unchanged during the reporting period.

6                                2002 iShares Semi-Annual Report to Shareholders

Reflecting a market decline that affected every industry group, each sector within the Index posted a negative return for the reporting period. Driven down by weaker demand and the fallout from Enron's woes, the utilities sector (2.94% of the Index as of October 31, 2002) suffered the steepest decline, falling 28.39%. Technology stocks (13.48% of the Index as of October 31, 2002) continued their decline, losing 25.55%. Industrials (11.31% of the Index as of October 31, 2002) and energy shares (6.10% of the Index as of October 31, 2002) fell 20.15% and 20.03%, respectively. Real Estate, a subset of financial services, was the best performing group, thanks to historically low mortgage rates. For the reporting period, the real estate sector fell just 9.80%.

Individual stock performance for the reporting period reflected the weak market conditions. The largest holding in the Index, General Electric Co. (2.84% of the Index as of October 31, 2002), declined 18.94% during the reporting period. Exxon Mobil (2.57% of the Index as of October 31, 2002) fell 15.18%, while Pfizer (2.22% of the Index as of October 31, 2002), dropped 11.94%. On the positive side, Microsoft (2.80% of the Index as of October 31) gained 2.32%, and Merck & Co. (1.38% of the Index) returned 1.19%.

Managers' Discussion & Analysis                                                7

Managers' Discussion & Analysis

iSHARES DOW JONES U.S. ENERGY SECTOR INDEX FUND
Performance as of 10/31/02

          Average Annual Total Returns              Cumulative Total Returns
-------------------------------------------------  ---------------------------
   Year Ended 10/31/02     Inception to 10/31/02     Inception to 10/31/02
-------------------------  ----------------------  ---------------------------
  NAV    MARKET    INDEX    NAV    MARKET  INDEX    NAV      MARKET    INDEX
(16.29)% (16.29)% (15.15)% (9.95)% (9.93)% (9.13)% (22.14)% (22.11)% (20.46)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (06/12/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (06/16/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                              TOP 10 INDEX HOLDINGS

                                     [GRAPH]

                Exxon Mobil Corp.                     42.09%
                ChevronTexaco Corp.                   13.37%
                ConocoPhillips                         5.75%
                Schlumberger Ltd.                      4.29%
                Anadarko Petroleum Corp.               2.05%
                Occidental Petroleum Corp.             1.99%
                Baker Hughes Inc.                      1.81%
                Burlington Resources Inc.              1.53%
                Apache Corp.                           1.44%
                Halliburton Co.                        1.30%

The iShares Dow Jones U.S. Energy Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Energy Sector Index. For the six-month period ended October 31, 2002 (the "reporting period"), the Fund declined 20.59%, while the Index fell 20.03%.

The economic slowdown continued during the reporting period. A tepid 1.3% GDP growth figure for the second quarter provided little confidence that recovery was on the horizon. Manufacturing activity slowed, and the economy created fewer jobs than had been anticipated. Notably, consumer confidence, as measured by the Conference Board's Consumer Confidence Index, which had risen following the September 11 attacks, appeared to have peaked during the reporting period. News from corporate America provided no relief. Companies missed earnings targets at a steady pace. The corporate scandals that had begun with Enron continued to unravel. Continued geopolitical tension and the threat of war in the Middle East heightened, contributing to stock market jitters. As the possibility of an invasion of Iraq raised concerns about supply of oil from the area, the price of oil surged to more than $30 per barrel. In response to economic conditions, the Federal Reserve Board left interest rates unchanged during the reporting period.

8                                2002 iShares Semi-Annual Report to Shareholders

These conditions took their toll on energy-related company shares. As oil prices topped $30 per barrel, oil company share prices dropped. Paradoxically, prices of oil company stocks don't always move in line with oil prices. Although higher oil prices generally mean higher profits in the short term, costlier oil typically results in lower demand over the long term, which hurts oil company profits. Missed earnings targets drove down stock prices for many energy-related companies. The power producers were doubly hurt as the demise of Enron led to investigations into related companies and credit downgrades within the sector.

In terms of individual holdings, performance of the top ten holdings was largely negative during the reporting period. Diversified oil companies Exxon Mobil Corp. (42.09% of the Index as of October 31, 2002), ChevronTexaco Corp. (13.37% of the Index as of October 31, 2002), and ConocoPhillips (5.75% of the Index as of October 31, 2002), fell 15.18%, 20.68%, and 17.64%, respectively. Oil services and exploration companies Schlumberger Ltd (4.29% of the Index as of October 31, 2002) and Baker Hughes (1.81% of the Index as of October 31, 2002) posted declines of 26.15% and 22.02%, respectively. Occidental Petroleum (1.99% of the Index) was the only holding out of the top ten to finish the period in positive territory, with a 0.93% gain.

Managers' Discussion & Analysis                                                9

Managers' Discussion & Analysis

iSHARES DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND
Performance as of 10/31/02

          Average Annual Total Returns               Cumulative Total Returns
-------------------------------------------------  ----------------------------
   Year Ended 10/31/02     Inception to 10/31/02     Inception to 10/31/02
-------------------------  ----------------------  ----------------------------
  NAV    MARKET    INDEX    NAV    MARKET  INDEX     NAV      MARKET    INDEX
(18.81)% (18.91)% (18.40)% (7.39)% (7.40)% (6.79)% (16.75)%  (16.78)%  (15.48)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (06/12/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (6/16/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                             TOP 10 INDEX HOLDINGS

                                     [GRAPH]

                    Pfizer Inc.               15.12%
                    Johnson & Johnson         13.44%
                    Merck & Co. Inc.           9.38%
                    Abbott Laboratories        4.72%
                    Pharmacia Corp.            4.26%
                    Amgen Inc.                 4.22%
                    Medtronic Inc.             4.18%
                    Eli Lilly & Co.            4.10%
                    Bristol-Myers Squibb Co.   3.66%
                    Wyeth                      3.41%

The iShares Dow Jones U.S. Healthcare Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Healthcare Sector Index. For the six-month period ended October 31, 2002 (the "reporting period") the Fund declined 13.60%, while the Index declined 13.42%.

Equity prices fell during the reporting period, driven down by a string of weak economic data. Second quarter GDP growth was lower than expected, manufacturing activity slowed, and the labor market softened. Consumer confidence also fell during the reporting period after having risen following the September 11, 2001 attacks. Consumer confidence is important as it provides indications of consumer spending, which generally accounts for two thirds of GDP. Ongoing geopolitical tension also fueled negative investor sentiment. In response to economic conditions the Federal Reserve Board left interest rates unchanged during the reporting period.

No industry sector was immune to the decline in equity prices. Healthcare issues, particularly pharmaceutical company shares, struggled during the reporting period. Many pharmaceutical companies faced impending expiration of their patents on high-revenue drugs during an environment where new drug development had slowed. Compounding their troubles, the possibility of legislation that could have cut into company profitability also raised investor concerns.

10                               2002 iShares Semi-Annual Report to Shareholders

Within the Index, performance of the ten largest holdings for the reporting period generally reflected this trend. The biggest declines came from Wyeth (3.41% of the Index as of October 31, 2002), which lost 40.67%. Abbott Labs (4.72% of the Index as of October 31, 2002) fell 21.36%, Eli Lilly & Co. (4.10% of the Index as of October 31, 2002) declined 15.10%, Bristol-Myers Squibb (3.66% of the Index as of October 31, 2002) lost 12.52%, and Pfizer (15.12% of the Index as of October 31, 2002) dropped 11.94%. The sole company in the top ten to post double-digit positive results for the reporting period was Pharmacia (4.26% of the Index as of October 31), which gained 11.14%. Pharmacia's share price shot up on the news that Pfizer had made a bid to acquire the company.

Managers' Discussion & Analysis                                               11

Managers' Discussion & Analysis

iSHARES DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND
Performance as of 10/31/02

            Average Annual Total Returns              Cumulative Total Returns
----------------------------------------------------  -------------------------
   Year Ended 10/31/02       Inception to 10/31/02      Inception to 10/31/02
-------------------------  -------------------------  -------------------------
  NAV    Market    Index     NAV    Market    Index     NAV    Market    Index
(30.06)% (30.08)% (29.66)% (40.63)% (40.65)% (40.33)% (72.35)% (72.38)% (71.92)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (05/15/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (5/19/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                             TOP 10 INDEX HOLDINGS

                                    [GRAPH]

            Microsoft Corp.                        20.78%
            International Business Machines Corp.  11.20%
            Intel Corp.                             9.66%
            Cisco Systems Inc.                      6.85%
            Dell Computer Corp.                     5.48%
            Hewlett-Packard Co.                     3.64%
            Oracle Corp.                            3.51%
            Texas Instruments Inc.                  2.30%
            QUALCOMM Inc.                           2.25%
            Applied Materials Inc.                  2.07%

The iShares Dow Jones U.S. Technology Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Technology Sector Index. For the six-month period ended October 31, 2002 (the "reporting period") the Fund declined 25.76%, while the Index fell 25.55%.

A number of factors placed downward pressure on markets during the reporting period. The economic outlook remained cloudy: second quarter GDP growth was 1.3%, creating doubt about the pace and strength of economic recovery. Business investment in technology dropped and consumer confidence levels, as measured by the Consumer Confidence Index, sank. Compounding investors' concerns, the corporate scandals that had begun with Enron continued to unravel during the quarter. As Americans marked the one-year anniversary of the tragic events of September 11, 2001, continued geopolitical tension and the threat of war with Iraq, contributed to stock market jitters.

Against this backdrop, equities slumped across the board over the reporting period. While no industry group was immune to market weakness, the technology sector suffered some of the most severe losses. As capital spending continued to contract and as investors continued to abandon growth-oriented stocks, technology share prices continued to fall.

12                               2002 iShares Semi-Annual Report to Shareholders

Among the Index's top ten holdings, performance was mixed for the reporting period. Texas Instruments (2.30% of the Index as of October 31, 2002) declined 48.60%, and Applied Materials Inc. (2.07% of the Index as of October 31, 2002) fell 38.20%. Technology bellwethers Intel (9.66% of the Index as of October 31,
2002) and Cisco Systems (6.85% as of October 31, 2002) lost 39.41% and 23.69%, respectively. On the positive side, QUALCOMM (2.25% of the Index as of October 31, 2002) gained 14.46%, and Dell Computer (5.48% of the Index as of October 31,
2002) returned 8.62%.

Managers' Discussion & Analysis                                               13

Managers' Discussion & Analysis

iSHARES DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND
Performance as of 10/31/02

            Average Annual Total Returns              Cumulative Total Returns
----------------------------------------------------  -------------------------
   Year Ended 10/31/02       Inception to 10/31/02      Inception to 10/31/02
-------------------------  -------------------------  -------------------------
  NAV    Market    Index     NAV    Market    Index     NAV     Market    Index
(37.88)% (37.51)% (34.36)% (36.02)% (35.85)% (30.44)% (66.46)% (66.24)% (58.75)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (05/22/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (5/26/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                             TOP 10 INDEX HOLDINGS

                                    [GRAPH]

              Verizon Communications Inc.              29.07%
              SBC Communications Inc.                  24.08%
              AT&T Corp.                               14.15%
              Bellsouth Corp.                          13.81%
              Alltel Corp.                              4.13%
              AT&T Wireless Services Inc.               3.87%
              Sprint Corp. (FON Group)                  3.13%
              Nextel Communications Inc. "A"            2.51%
              Qwest Communications International Inc.   1.31%
              Centurytel Inc.                           1.06%

The iShares Dow Jones U.S. Telecommunications Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Telecommunications Sector Index. For the six-month period ended October 31, 2002 (the "reporting period"), the Fund declined 17.38%, while the Index fell 11.43%.

The difference between the return of the Fund and the return of the Index was primarily due to the fact that the Fund underweighted its investment in certain securities in order to comply with IRS regulations. These regulations, which apply to all registered investment companies but do not affect the composition of the Index, limited the amount the Fund could invest in certain Index securities, and contributed to the difference between the Fund's returns and the Index returns.

Equity markets slumped during the reporting period, facing downward pressure on numerous fronts. Weak economic indicators continued to cloud the outlook for recovery: second quarter GDP growth was reported at a sluggish 1.3%, the labor market remained soft and the U.S. dollar remained weak. Investor skepticism about corporate leadership continued: earlier investigations of Enron multiplied, with new

14                               2002 iShares Semi-Annual Report to Shareholders
investigations including WorldCom and others. Although only one company in the telecommunications group faced allegations of irregularities, WorldCom's troubles cast a dark cloud over the group as a whole. In turn, the sector was further affected by an ongoing correction in stock prices that had once reflected highly optimistic growth projections.

Performance within the Index's ten largest holdings was mostly negative for the reporting period, and wireless company shares bore the brunt of the declines. Qwest Communications International (1.31% of the Index as of October 31, 2002) dropped 32.60%, AT&T Wireless Services (3.87% of the Index as of October 31,
2002) fell 23.24%, and Sprint Corporation (3.13% of the Index as of October 31,
2002) declined 20.08%. Regional carriers SBC Communications (24.08% of the Index as of October 31, 2002) and BellSouth (13.81% of the Index as of October 31,
2002) declined 15.58% and 12.46%, respectively. Nextel Communications, (2.51% of the Index as of October 31), however, rose from recent lows to gain 104.72%. CenturyTel Inc. (1.06% of the Index as of October 31) and Alltel (4.13% of the Index) also managed to end up in positive territory with returns of 2.66% and 1.91%, respectively.

Managers' Discussion & Analysis                                               15

Managers' Discussion & Analysis

iSHARES DOW JONES U.S. UTILITIES SECTOR INDEX FUND
Performance as of 10/31/02

            Average Annual Total Returns              Cumulative Total Returns
----------------------------------------------------  -------------------------
   Year Ended 10/31/02       Inception To 10/31/02      Inception To 10/31/02
-------------------------  -------------------------  -------------------------
  NAV    MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET    INDEX
(26.13)% (26.08)% (25.75)% (13.49)% (13.47)% (13.11)% (29.26)% (29.23)% (28.53)%

"Total returns for the period since inception" are calculated from the inception date of the Fund (06/12/00). "Average annual total return" represents the average annual change in value of an investment over the periods indicated. "Cumulative total return" represents the total change in value of an investment over the periods indicated. A Fund's per share net asset value or "NAV" is the value of one share of a Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV per share of the Fund, and the market return is based on the market price per share of the Fund. The price used to calculate market returns ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the iShares of the fund are listed for trading, as of the time that the Fund's NAV is calculated. Since Fund shares typically do not trade in the secondary market until several days after Fund inception, for the period from inception to the first day of secondary market trading in Fund shares (06/19/00), the net asset value of the Fund is used as a proxy for secondary market trading price to calculate market returns.

Market and NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at market price and net asset value, respectively.

An Index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                              TOP 10 INDEX HOLDINGS
                                     [GRAPH]
              Southern Co.                            8.09%
              Duke Energy Corp.                       6.56%
              Exelon Corp.                            6.25%
              Dominion Resources Inc.                 5.13%
              Fpl Group Inc.                          4.13%
              Entergy Corp.                           3.80%
              FirstEnergy Corp.                       3.71%
              Consolidated Edison Inc.                3.47%
              Progress Energy Inc.                    3.16%
              American Electric Power Co. Inc         3.03%

The iShares Dow Jones U.S. Utilities Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Utilities Sector Index. For the six-month period ended October 31, 2002 (the "reporting period") the Fund declined 28.54%, while the Index declined 28.39%.

The economic slowdown continued during the reporting period. A tepid 1.3% GDP growth figure for the second quarter provided little confidence that recovery was imminent. News from corporate America provided no relief. The corporate scandals that had begun with Enron continued to unravel, and additional companies fell under suspicion of misconduct. Continued geopolitical tension and the threat of war in the Middle East heightened, contributing to stock market jitters. As the possibility of an invasion in Iraq raised concerns about supply of oil from the area, the price of oil surged to more than $30 per barrel. In response to economic conditions, the Federal Reserve Board left rates unchanged during the period.

The sluggish economy negatively affected the utilities industry, which faced an oversupply of capacity as demand shrank. As a result of investment in new power plants, many utilities companies continued to struggle under high debt levels. The Enron scandal continued to

16                               2002 iShares Semi-Annual Report to Shareholders
cast a shadow over the group, and companies with trading operations fell under suspicion. Downgrades in credit weighed on the group, particularly those companies with high debt levels or involvement in power trading.

Performance was mostly negative within the Index's ten largest holdings over the reporting period. Duke Energy (6.56% of the Index as of October 31, 2002) suffered a 45.60% loss during the reporting period, while American Electric Power (3.03% of the Index as of October 31, 2002) fell 42.21%. Dominion Resources (5.13% of the Index as of October 31, 2002) lost 26.26%. On the bright side, Southern Company (the Index's largest holding at 8.09% of the Index as of October 31), an integrated utility company based in a regulated market, rose 8.57%.

Managers' Discussion & Analysis                                               17

Schedule of Investments (Unaudited)

iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
COMMON STOCKS - 99.82%
General Electric Co.                           138,490  $  3,496,873
Microsoft Corp./1/                              64,639     3,456,247
Exxon Mobil Corp.                               94,087     3,166,968
Pfizer Inc.                                     86,171     2,737,653
Citigroup Inc.                                  70,449     2,603,091
Johnson & Johnson                               41,419     2,433,366
Wal-Mart Stores Inc.                            38,013     2,035,596
American International Group Inc.               31,921     1,996,659
International Business Machines Corp.           23,584     1,861,721
Merck & Co. Inc.                                31,313     1,698,417
Intel Corp.                                     92,842     1,606,167
Procter & Gamble Co.                            18,099     1,600,857
Coca-Cola Co. (The)                             31,760     1,476,205
Verizon Communications Inc.                     37,974     1,433,898
Bank of America Corp.                           18,874     1,317,405
Philip Morris Companies Inc.                    29,427     1,199,150
Wells Fargo & Company                           23,627     1,192,455
SBC Communications Inc.                         46,249     1,186,749
Cisco Systems Inc./1/                          101,905     1,139,298
PepsiCo Inc.                                    24,663     1,087,638
ChevronTexaco Corp.                             14,865     1,005,320
Home Depot Inc.                                 32,787       946,889
Viacom Inc. "B"/1/                              21,221       946,669
Fannie Mae                                      13,826       924,406
Dell Computer Corp./1/                          31,870       911,801
AOL Time Warner Inc./1/                         59,739       881,150
Abbott Laboratories                             20,403       854,274
Pharmacia Corp.                                 17,975       772,925
Amgen Inc./1/                                   16,415       764,282
Medtronic Inc.                                  16,912       757,658
Lilly (Eli) and Co.                             13,359       741,425
AT&T Corp.                                      53,552       698,318
3M Co.                                           5,426       688,776
BellSouth Corp.                                 26,049       681,181
Bristol-Myers Squibb Co.                        26,985       664,101
Wachovia Corp.                                  19,079       663,758
Anheuser-Busch Companies Inc.                   12,104       638,607
Bank One Corp.                                  16,297       628,575
Wyeth                                           18,437       617,640
Hewlett-Packard Co.                             38,333       605,661
American Express Co.                            16,379       595,704
Freddie Mac                                      9,673       595,663
Oracle Corp./1/                                 57,226       583,133
Du Pont (E.I.) de Nemours & Co.                 13,836       570,735
U.S. Bancorp                                    26,721       563,546
JP Morgan Chase & Co.                           26,176       543,152
Morgan Stanley                                  13,936       542,389
Walgreen Co.                                    14,249       480,904
Washington Mutual Inc.                          13,443       480,722
Walt Disney Co. (The)                           28,395       474,197
Cardinal Health Inc.                             6,294       435,608
Schering-Plough Corp.                           20,394       435,412
Fifth Third Bancorp                              6,832       433,832
ConocoPhillips                                   8,896       431,456
Merrill Lynch & Co. Inc.                        11,322       429,670
Colgate-Palmolive Co.                            7,568       416,089
Lowe's Companies Inc.                            9,791       408,578
United Technologies Corp.                        6,577       405,604
Tyco International Ltd.                         27,765       401,482
Gillette Co. (The)                              13,365       399,346
UnitedHealth Group Inc.                          4,233       384,991
Texas Instruments Inc.                          24,130       382,702
United Parcel Service Inc. "B"                   6,281       376,923
QUALCOMM Inc./1/                                10,828       373,783
Kimberly-Clark Corp.                             7,200       370,800
First Data Corp.                                10,556       368,827
Automatic Data Processing Inc.                   8,650       367,884
Allstate Corp. (The)                             9,195       365,777
Marsh & McLennan Companies Inc.                  7,447       347,849
Applied Materials Inc./1/                       22,954       344,999
Target Corp.                                    11,409       343,639
FleetBoston Financial Corp.                     14,576       340,933
Dow Chemical Co. (The)                          12,647       328,696
Schlumberger Ltd.                                8,049       322,845
McDonald's Corp.                                17,779       321,978
MBNA Corp.                                      15,724       319,354
Boeing Co. (The)                                 9,924       295,239
Motorola Inc.                                   31,979       293,247

18                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002


Security                                        Shares         Value
--------------------------------------------------------------------
Sysco Corp.                                      9,242  $    292,787
Comcast Corp. "A"/1/                            12,721       292,710
Southern Co.                                     9,831       291,981
Lockheed Martin Corp.                            5,026       291,005
Clear Channel Communications Inc./1/            7,743       286,878
Emerson Electric Co.                             5,843       281,516
Gannett Co. Inc.                                 3,706       281,397
HCA Inc.                                         6,425       279,423
Liberty Media Corp. "A"/1/                     32,914       272,199
Bank of New York Co. Inc. (The)                 10,136       263,536
Alcoa Inc.                                      11,777       259,801
Forest Laboratories Inc. "A"/1/                 2,491       244,093
Kohls Corp./1/                                  4,162       243,269
Goldman Sachs Group Inc. (The)                   3,397       243,225
Honeywell International Inc.                    10,145       242,871
BB&T Corp.                                       6,657       241,316
Duke Energy Corp.                               11,561       236,885
Sara Lee Corp.                                  10,316       235,514
Prudential Financial Inc./1/                    8,043       234,856
National City Corp.                              8,499       230,578
Exelon Corp.                                     4,502       226,901
Illinois Tool Works Inc.                         3,668       225,215
SLM Corp.                                        2,163       222,227
Harley-Davidson Inc.                             4,195       219,398
AFLAC Inc.                                       7,181       218,590
International Paper Co.                          6,193       216,321
Costco Wholesale Corp./1/                       6,312       214,166
General Mills Inc.                               5,116       211,393
Baxter International Inc.                        8,381       209,693
General Motors Corp. "A"                         6,284       208,943
SunTrust Banks Inc.                              3,428       208,560
Union Pacific Corp.                              3,504       206,911
Ford Motor Company                              24,435       206,720
FedEx Corp.                                      3,854       204,994
General Dynamics Corp.                           2,577       203,918
Alltel Corp.                                     4,079       202,767
Waste Management Inc.                            8,528       196,315
Caterpillar Inc.                                 4,791       195,712
Tenet Healthcare Corp./1/                       6,777       194,839
AT&T Wireless Services Inc./1/                 28,027       192,545
State Street Corp.                               4,489       185,710
Dominion Resources Inc.                          3,854       184,992
ConAgra Foods Inc.                               7,493       181,705
Lehman Brothers Holdings Inc.                    3,380       180,053
McGraw-Hill Companies Inc. (The)                 2,707       174,602
Mellon Financial Corp.                           6,066       171,607
Cendant Corp./1/                               14,517       166,945
Raytheon Co.                                     5,615       165,643
PNC Financial Services Group                     3,960       161,014
Avon Products Inc.                               3,306       160,308
EMC Corp./1/                                   30,853       157,659
Heinz (H.J.) Co.                                 4,861       156,330
Anadarko Petroleum Corp.                         3,475       154,776
Sprint Corp. (FON Group)                        12,435       154,443
Kraft Foods Inc.                                 3,900       154,050
Deere & Co.                                      3,300       153,087
TJX Companies Inc.                               7,410       152,053
WellPoint Health Networks Inc./1/               2,020       151,924
Boston Scientific Corp./1/                      4,029       151,611
CVS Corp.                                        5,461       151,434
Household International Inc.                     6,365       151,232
Safeway Inc./1/                                 6,524       150,704
Occidental Petroleum Corp.                       5,260       150,068
Omnicom Group Inc.                               2,602       149,953
FPL Group Inc.                                   2,519       148,571
Kroger Co./1/                                   9,993       148,296
eBay Inc./1/                                    2,330       147,396
Progressive Corp. (The)                          2,677       147,235
KeyCorp                                          5,947       145,285
Maxim Integrated Products Inc./1/               4,505       143,439
Northrop Grumman Corp.                           1,387       143,041
XL Capital Ltd. "A"                              1,877       142,934
Bed Bath & Beyond Inc./1/                       4,017       142,443
Southwest Airlines Co.                           9,736       142,146
Intuit Inc./1/                                  2,714       140,911
Equity Office Properties Trust                   5,798       139,616
Hartford Financial Services Group Inc.           3,517       138,921
Air Products & Chemicals Inc.                    3,140       138,788
Masco Corp.                                      6,734       138,451

Schedules of Investments                                                      19
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002



SECURITY                                        SHARES         VALUE
--------------------------------------------------------------------
Weyerhaeuser Co.                                 3,036  $    137,531
Entergy Corp.                                    3,098       136,591
Burlington Northern Santa Fe Corp.               5,305       136,498
Baker Hughes Inc.                                4,673       135,751
Analog Devices Inc.(1)                           5,059       135,581
Tribune Co.                                      2,810       135,021
FirstEnergy Corp.                                4,143       134,440
Chubb Corp.                                      2,381       134,312
Eastman Kodak Co.                                4,061       133,810
Sun Microsystems Inc.(1)                        45,181       133,781
Schwab (Charles) Corp. (The)                    14,525       133,340
Paychex Inc.                                     4,623       133,235
Carnival Corp. "A"                               4,980       130,078
Golden West Financial Corp.                      1,853       127,968
Starbucks Corp.(1)                               5,375       127,656
Guidant Corp.(1)                                 4,278       126,500
Consolidated Edison Inc.                         2,946       125,411
Electronic Arts Inc.(1)                          1,911       124,444
Archer-Daniels-Midland Co.                       9,132       124,378
Anthem Inc.(1)                                   1,957       123,291
Nextel Communications Inc. "A"(1)               10,929       123,279
Micron Technology Inc.(1)                        7,653       122,448
Linear Technology Corp.                          4,426       122,335
AutoZone Inc.(1)                                 1,426       122,308
SouthTrust Corp.                                 4,757       121,874
Praxair Inc.                                     2,234       121,753
Newell Rubbermaid Inc.                           3,723       120,700
Newmont Mining Corp.                             4,862       120,189
Stryker Corp.                                    1,898       119,764
Hancock (John) Financial Services Inc.           4,023       117,874
Albertson's Inc.                                 5,234       116,771
Principal Financial Group Inc.(1)                4,154       116,520
Burlington Resources Inc.                        2,811       115,813
Progress Energy Inc.                             2,771       115,606
Sears, Roebuck and Co.                           4,379       114,993
Nike Inc. "B"                                    2,391       112,831
McKesson Corp.                                   3,779       112,652
Zimmer Holdings Inc.(1)                          2,718       112,036
Mattel Inc.                                      6,060       111,262
Pitney Bowes Inc.                                3,313       111,151
ACE Ltd.                                         3,611       111,038
American Electric Power Co. Inc.                 4,324       110,867
Biomet Inc.                                      3,737       110,092
PPG Industries Inc.                              2,339       110,003
Apache Corp.                                     2,015       108,931
Norfolk Southern Corp.                           5,381       108,696
Clorox Co.                                       2,389       107,338
Comerica Inc.                                    2,454       107,142
Wrigley (William Jr.) Co.                        2,023       106,754
Lexmark International Group Inc. "A"(1)          1,781       105,827
Becton, Dickinson & Co.                          3,551       104,790
Kellogg Co.                                      3,284       104,628
Fortune Brands Inc.                              2,085       104,375
DTE Energy Co.                                   2,312       104,248
Regions Financial Corp.                          3,070       103,981
Gap Inc. (The)                                   8,781       103,352
Block (H & R) Inc.                               2,328       103,317
St. Paul Companies Inc.                          3,125       102,500
AmerisourceBergen Corp.                          1,434       102,029
Genentech Inc.(1)                                2,985       101,759
Concord EFS Inc.(1)                              7,118       101,645
Electronic Data Systems Corp.                    6,741       101,519
M&T Bank Corp.                                   1,238       101,417
AmSouth Bancorp                                  5,101        99,980
Staples Inc.(1)                                  6,422        99,541
Charter One Financial Inc.                       3,280        99,318
Allergan Inc.                                    1,820        99,099
IDEC Pharmaceuticals Corp.(1)                    2,141        98,529
MetLife Inc.                                     4,124        98,481
Halliburton Co.                                  6,062        98,083
Limited Brands Inc.                              6,235        97,702
Transocean Inc.                                  4,443        97,657
USA Interactive(1)                               3,782        95,647
Gilead Sciences Inc.(1)                          2,740        95,188
May Department Stores Co. (The)                  4,063        94,871
Northern Trust Corp.                             2,721        94,745
Computer Associates International Inc.           6,369        94,643


20                               2002 iSHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
KLA-Tencor Corp./1/                              2,653  $     94,473
Unocal Corp.                                     3,401        94,004
Johnson Controls Inc.                            1,201        93,678
Capital One Financial Corp.                      3,063        93,330
Devon Energy Corp.                               1,839        92,869
International Game Technology Inc./1/            1,223        91,982
Yum! Brands Inc./1/                              4,078        91,877
Ingersoll-Rand Co. "A"                           2,334        91,026
Xilinx Inc./1/                                   4,770        90,582
Marathon Oil Corp.                               4,310        90,079
MBIA Inc.                                        2,051        89,526
Equity Residential                               3,774        89,519
Ambac Financial Group Inc.                       1,447        89,425
Danaher Corp.                                    1,539        89,031
General Motors Corp. "H"/1/                      9,019        88,837
North Fork Bancorp Inc.                          2,266        87,150
Countrywide Credit Industries Inc.               1,732        87,137
Veritas Software Corp./1/                        5,686        86,712
Federated Department Stores Inc./1/              2,819        86,543
SunGard Data Systems Inc./1/                     3,899        86,441
St. Jude Medical Inc./1/                         2,400        85,464
Yahoo! Inc./1/                                   5,728        85,462
Avery Dennison Corp.                             1,368        85,144
Hershey Foods Corp.                              1,307        85,046
Moody's Corp.                                    1,803        84,921
New York Times Co. "A"                           1,753        84,863
Travelers Property Casualty Corp. "B"/1/         6,257        84,595
Jefferson-Pilot Corp.                            2,105        84,516
Bear Stearns Companies Inc. (The)                1,379        84,188
Aetna Inc.                                       2,081        83,864
Travelers Property Casualty Corp. "A"/1/         6,245        83,371
Marriott International Inc. "A"                  2,692        83,264
Public Service Enterprise Group Inc.             2,886        82,684
CSX Corp.                                        2,987        82,441
Fiserv Inc./1/                                   2,637        82,380
Loews Corp.                                      1,909        82,354
Agilent Technologies Inc./1/                     5,989        82,349
ITT Industries Inc.                              1,267        82,330
Genzyme Corp. - General Division/1/              2,956        82,325
Ameren Corp.                                     2,033        82,133
Cintas Corp.                                     1,728        81,683
Textron Inc.                                     1,954        80,114
Lincoln National Corp.                           2,625        80,089
Apple Computer Inc./1/                           4,975        79,948
Affiliated Computer Services Inc. "A"/1/         1,723        79,344
Symantec Corp./1/                                1,963        78,520
Union Planters Corp.                             2,778        78,506
Rohm & Haas Co. "A"                              2,359        78,484
Adobe Systems Inc.                               3,311        78,272
Coca-Cola Enterprises Inc.                       3,282        78,243
MedImmune Inc./1/                                3,026        77,314
Marshall & Ilsley Corp.                          2,742        77,215
TRW Inc.                                         1,438        76,645
Synovus Financial Corp.                          3,698        75,772
Biogen Inc./1/                                   2,058        75,508
Best Buy Co. Inc./1/                             3,644        75,103
Campbell Soup Co.                                3,540        74,623
Ecolab Inc.                                      1,542        74,401
Cox Communications Inc. "A"/1/                   2,701        74,007
Weatherford International Ltd./1/                1,828        73,193
Computer Sciences Corp./1/                       2,266        73,169
Cinergy Corp.                                    2,343        72,891
UST Inc.                                         2,327        71,183
CIGNA Corp.                                      1,965        71,015
Penney (J.C.) Co. Inc. (Holding Co.)             3,722        70,904
Genuine Parts Co.                                2,400        70,896
Dover Corp.                                      2,823        70,801
Simon Property Group Inc.                        2,070        70,691
PPL Corp.                                        2,040        70,604
Parker Hannifin Corp.                            1,617        70,550
National Commerce Financial Corp.                2,880        70,502

Schedules of Investments                                                      21
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
KeySpan Corp.                                    1,918  $     70,065
Cincinnati Financial Corp.                       1,841        69,940
Family Dollar Stores Inc.                        2,265        69,739
Knight Ridder Inc.                               1,153        69,388
Nabors Industries Ltd./1/                        1,978        69,171
EchoStar Communications Corp./1/                 3,380        68,918
Amazon.com Inc./1/                               3,536        68,457
Microchip Technology Inc./1/                     2,764        67,442
Franklin Resources Inc.                          2,044        67,432
BJ Services Co./1/                               2,206        66,908
PACCAR Inc.                                      1,510        66,621
Pepsi Bottling Group Inc.                        2,462        66,351
PeopleSoft Inc./1/                               3,665        66,337
First Tennessee National Corp.                   1,786        66,225
Xerox Corp./1/                                   9,932        65,948
Eaton Corp.                                        964        65,928
Harrah's Entertainment Inc./1/                   1,548        65,016
Hilton Hotels Corp.                              5,269        64,809
Quest Diagnostics Inc./1/                        1,015        64,787
Interpublic Group of Companies Inc.              5,371        64,291
Starwood Hotels & Resorts Worldwide Inc.         2,759        64,285
Qwest Communications International Inc./1/      18,951        64,244
Apollo Group Inc. "A"/(1)/                       1,542        63,993
SAFECO Corp.                                     1,796        63,866
Sempra Energy                                    2,868        63,498
Health Management Associates Inc. "A"/1/         3,315        63,383
GlobalSantaFe Corp.                              2,641        63,120
Huntington Bancshares Inc.                       3,328        62,932
El Paso Corp.                                    8,099        62,767
Novellus Systems Inc./1/                         1,984        62,694
Altera Corp./1/                                  5,317        62,315
UNUMProvident Corp.                              3,004        61,642
Office Depot Inc./1/                             4,273        61,488
Kerr-McGee Corp.                                 1,397        60,770
ProLogis                                         2,500        60,500
AON Corp.                                        3,299        60,471
Applera Corp. - Applied Biosystems Group         2,979        60,265
Torchmark Corp.                                  1,678        60,072
IMS Health Inc.                                  3,994        60,070
Noble Corp./1/                                   1,857        60,018
Golden State Bancorp Inc.                        1,627        59,857
Chiron Corp./1/                                  1,511        59,684
Monsanto Co.                                     3,604        59,574
MGIC Investment Corp.                            1,411        59,206
PG&E Corp./1/                                    5,412        58,720
Jones Apparel Group Inc./1/                      1,694        58,680
Lucent Technologies Inc./1/                     47,501        58,426
Constellation Energy Group Inc.                  2,284        58,425
Compass Bancshares Inc.                          1,798        58,075
Amerada Hess Corp.                               1,131        58,020
Rockwell Collins                                 2,568        57,857
MeadWestvaco Corp.                               2,757        57,759
L-3 Communications Holdings Inc./1/              1,227        57,669
Univision Communications Inc. "A"/1/             2,216        57,417
Leggett & Platt Inc.                             2,753        57,400
Caremark Rx Inc./1/                              3,236        57,277
Plum Creek Timber Co. Inc.                       2,529        57,181
VF Corp.                                         1,546        56,924
ENSCO International Inc.                         2,104        56,892
Xcel Energy Inc.                                 5,460        56,784
Accenture Ltd./1/                                3,329        56,194
Archstone-Smith Trust                            2,448        56,157
TXU Corp.                                        3,893        55,865
American Standard Companies Inc./1/                836        55,761
Mylan Laboratories Inc.                          1,737        54,663
BMC Software Inc.1                               3,414        54,419
Delphi Corp.                                     7,813        54,378
EOG Resources Inc.                               1,456        53,916
CIT Group Inc.1                                  3,000        53,430
Tiffany & Co.                                    2,036        53,302
Black & Decker Corp.                             1,130        52,839
CenturyTel Inc.                                  1,855        52,552
Valero Energy Corp.                              1,490        52,463

22                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
Popular Inc.                                     1,610  $     52,148
GreenPoint Financial Corp.                       1,196        52,110
Grainger (W.W.) Inc.                             1,069        51,804
Estee Lauder Companies Inc. "A"                  1,766        51,426
R.J. Reynolds Tobacco Holdings Inc.              1,268        51,417
RadioShack Corp./1/                              2,455        51,310
Zions Bancorp                                    1,268        50,986
Lincare Holdings Inc./1/                         1,489        50,730
American Water Works Inc.                        1,132        50,691
Kinder Morgan Inc.                               1,383        50,632
Sovereign Bancorp Inc.                           3,593        50,589
Sherwin-Williams Co.                             1,805        49,367
Laboratory Corp. of America Holdings/1/          2,042        49,212
T. Rowe Price Group Inc.                         1,728        48,781
Express Scripts Inc. "A"/1/                        887        48,208
King Pharmaceuticals Inc./1/                     3,132        48,076
Republic Services Inc. "A"/1/                    2,335        48,054
Boston Properties Inc.                           1,340        47,838
NiSource Inc.                                    2,881        47,594
Banknorth Group Inc.                             2,054        47,591
Ross Stores Inc.                                 1,127        47,165
Dollar General Corp.                             3,375        47,115
Equifax Inc.                                     1,998        47,073
Radian Group Inc.                                1,316        46,415
Pepco Holdings Inc.                              2,242        46,409
Old Republic International Corp.                 1,552        46,265
Dean Foods Co./1/                                1,234        46,263
SPX Corp./1/                                     1,100        46,211
Varian Medical Systems Inc./1/                     952        45,905
Edison International/1/                          4,563        45,858
Murphy Oil Corp.                                   544        45,604
Ocean Energy Inc.                                2,446        45,569
Expeditors International Washington Inc.         1,446        45,563
Waters Corp./1/                                  1,805        45,450
ChoicePoint Inc./1/                              1,173        44,410
Siebel Systems Inc./1/                           5,897        44,345
Patterson Dental Co./1/                            858        44,196
QLogic Corp./1/                                  1,265        44,035
Pactiv Corp./1/                                  2,219        44,025
Whirlpool Corp.                                    943        43,953
Hibernia Corp. "A"                               2,225        43,855
CDW Computer Centers Inc./1/                       825        43,741
Smith International Inc./1/                      1,398        43,701
Vornado Realty Trust                             1,184        43,512
Wendy's International Inc.                       1,369        43,370
Thermo Electron Corp./1/                         2,346        43,143
ServiceMaster Co.                                4,199        43,040
Liz Claiborne Inc.                               1,448        43,035
TCF Financial Corp.                              1,009        42,822
BEA Systems Inc./1/                              5,290        42,791
Oxford Health Plans Inc./1/                      1,200        42,672
Rockwell Automation Inc.                         2,570        42,534
Duke Realty Corp.                                1,750        42,525
Energy East Corp.                                1,994        42,472
Vulcan Materials Co.                             1,265        42,453
Lennar Corp.                                       766        42,260
Apartment Investment & Management Co. "A"        1,202        42,238
Commerce Bancorp Inc.                              918        42,145
SCANA Corp.                                      1,442        42,078
Alcon Inc./1/                                    1,023        41,963
Legg Mason Inc.                                    897        41,675
Mohawk Industries Inc./1/                          777        41,608
Cooper Industries Inc.                           1,315        41,409
Nucor Corp.                                        982        41,381
Network Appliance Inc./1/                        4,603        41,294
Everest Re Group Ltd.                              711        41,252
Sigma-Aldrich Corp.                                899        41,129
Dollar Tree Stores Inc./1/                       1,563        41,091
Robert Half International Inc./1/                2,457        41,032
Watson Pharmaceuticals Inc./1/                   1,487        40,878
Darden Restaurants Inc.                          2,151        40,826
Deluxe Corp.                                       883        40,812
Michaels Stores Inc./1/                            906        40,734
Hillenbrand Industries Inc.                        775        40,300
Health Net Inc./1/                               1,722        40,295
Tellabs Inc./1/                                  5,205        39,974
Engelhard Corp.                                  1,804        39,959

Schedules of Investments                                                      23
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
Westwood One Inc./1/                             1,097  $     39,821
Bard (C.R.) Inc.                                   711        39,766
Brinker International Inc./1/                    1,384        39,292
Eastman Chemical Co.                             1,081        39,284
General Growth Properties Inc.                     817        39,281
Synopsys Inc./1/                                 1,035        39,175
Sabre Holdings Corp./1/                          2,032        38,974
New York Community Bancorp Inc.                  1,340        38,940
Stanley Works (The)                              1,201        38,876
XTO Energy Inc.                                  1,615        38,841
Unisys Corp./1/                                  4,426        38,639
RenaissanceRe Holdings Ltd.                        938        38,458
Centex Corp.                                       841        38,249
International Flavors & Fragrances Inc.          1,129        37,878
McCormick & Co. Inc.                             1,696        37,719
Fidelity National Financial Inc.                 1,246        37,629
Bemis Co.                                          722        37,609
Ball Corp.                                         776        37,582
Energizer Holdings Inc./1/                       1,257        37,509
Phelps Dodge Corp./1/                            1,208        37,472
Mercantile Bankshares Corp.                        962        37,460
JDS Uniphase Corp./1/                           16,680        37,380
Pioneer Natural Resources Co./1/                 1,503        37,380
Cadence Design Systems Inc./1/                   3,683        37,309
Wisconsin Energy Corp.                           1,620        37,228
Cephalon Inc./1/                                   740        37,200
Coach Inc./1/                                    1,244        37,009
First Virginia Banks Inc.                          988        36,981
Telephone & Data Systems Inc.                      723        36,801
PMI Group Inc. (The)                             1,230        36,654
Kimco Realty Corp.                               1,207        36,572
Whole Foods Market Inc./1/                         783        36,530
Manpower Inc.                                    1,071        36,521
AutoNation Inc./1/                               3,415        36,233
Edwards (A.G.) Inc.                              1,095        36,025
Tyson Foods Inc. "A"                             3,249        35,966
Rouse Co.                                        1,212        35,936
Stilwell Financial Inc.                          3,062        35,856
Dun & Bradstreet Corp./1/                          976        35,673
DENTSPLY International Inc.                        966        35,665
Bunge Ltd.                                       1,400        35,532
Georgia-Pacific Corp.                            2,893        35,295
Lamar Advertising Co./1/                         1,036        35,162
Federated Investors Inc. "B"                     1,308        35,054
Scripps (E.W.) Co. "A"                             453        34,967
Associated Bancorp                               1,040        34,902
Convergys Corp./1/                               2,344        34,879
D.R. Horton Inc.                                 1,805        34,782
Check Point Software Technologies Ltd./1/        2,519        34,737
Diebold Inc.                                       974        34,723
Valley National Bancorp                          1,257        34,630
Universal Health Services Inc. "B"/1/              710        34,421
Jabil Circuit Inc./1/                            2,224        34,316
Health Care Property Investors Inc.                793        34,258
Cooper Cameron Corp./1/                            731        34,079
AvalonBay Communities Inc.                         900        33,930
Pinnacle West Capital Corp.                      1,190        33,915
Triad Hospitals Inc./1/                            925        33,763
Broadcom Corp. "A"/1/                            2,810        33,664
Commerce Bancshares Inc.                           798        33,189
Citizens Communications Co./1/                   3,954        32,897
NVR Inc./1/                                         97        32,883
Iron Mountain Inc./1/                            1,158        32,667
First Health Group Corp./1/                      1,257        32,657
National Semiconductor Corp./1/                  2,451        32,549
Lear Corp./1/                                      889        32,493
Network Associates Inc./1/                       2,041        32,431
American Power Conversion Corp./1/               2,501        32,313
Outback Steakhouse Inc./1/                         949        32,313
PETsMART Inc./1/                                 1,683        32,162
CH Robinson Worldwide Inc.                       1,082        31,995
Gallagher (Arthur J.) & Co.                      1,190        31,916
Equitable Resources Inc.                           896        31,898
Public Storage Inc.                              1,081        31,803
AMB Property Corp.                               1,186        31,785
TECO Energy Inc.                                 2,120        31,376

24                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
Sonoco Products Co.                              1,333  $     31,326
Smurfit-Stone Container Corp./1/                 2,407        31,315
Washington Post Company (The) "B"                   43        31,300
Fastenal Co.                                       920        31,234
SUPERVALU Inc.                                   1,859        31,231
DST Systems Inc./1/                              1,015        31,211
Alliant Techsystems Inc./1/                        517        31,098
Donnelley (R.R.) & Sons Co.                      1,551        31,098
Sunoco Inc.                                      1,036        31,059
UnionBanCal Corp.                                  727        31,043
Patterson-UTI Energy Inc./1/                     1,072        31,002
Pulte Homes Inc.                                   673        30,904
Teradyne Inc./1/                                 2,518        30,493
Intersil Corp. "A"/1/                            1,794        30,480
Williams-Sonoma Inc./1/                          1,280        30,464
Sprint Corp. (PCS Group)/1/                      8,706        30,297
Belo (A.H.) Corp.                                1,311        30,284
NSTAR                                              721        30,246
Henry Schein Inc./1/                               601        30,152
Gentex Corp./1/                                  1,021        30,099
Allied Capital Corp.                             1,428        30,059
Mercury Interactive Corp./1/                     1,139        30,035
LSI Logic Corp./1/                               5,089        30,025
Pall Corp.                                       1,725        29,963
SEI Investment Co.                               1,121        29,919
IVAX Corp./1/                                    2,382        29,894
Brown-Forman Corp. "B"                             412        29,783
Liberty Property Trust                           1,014        29,751
MGM Grand Inc./1/                                  956        29,732
NCR Corp./1/                                     1,332        29,624
Questar Corp.                                    1,133        29,231
Advanced Micro Devices Inc./1/                   4,755        29,196
BISYS Group Inc. (The)/1/                        1,631        29,195
Toys R Us Inc./1/                                2,886        28,831
Coors (Adolf) Company "B"                          418        28,625
Omnicare Inc.                                    1,313        28,531
AdvancePCS/1/                                    1,132        28,413
Weight Watchers International Inc./1/              600        28,410
Ceridian Corp./1/                                2,041        28,125
Northeast Utilities                              1,865        28,068
Wilmington Trust Corp.                             920        27,922
Dial Corp. (The)                                 1,309        27,829
PartnerRe Ltd.                                     525        27,825
City National Corp.                                613        27,738
Temple-Inland Inc.                                 675        27,689
Nordstrom Inc.                                   1,381        27,510
Symbol Technologies Inc.                         3,173        27,446
FirstMerit Corp.                                 1,200        27,420
Astoria Financial Corp.                          1,046        27,384
Bank of Hawaii Corp.                               923        27,339
Circuit City Stores Inc.                         2,751        27,262
Apogent Technologies Inc./1/                     1,491        27,106
Barr Laboratories Inc./1/                          460        27,062
Constellation Brands Inc./1/                     1,068        27,052
Rowan Companies Inc.                             1,324        26,996
Hospitality Properties Trust                       825        26,994
Humana Inc./1/                                   2,216        26,991
Scientific-Atlanta Inc.                          2,205        26,923
Millennium Pharmaceuticals Inc./1/               3,602        26,799
Fluor Corp.                                      1,126        26,630
Big Lots Inc./1/                                 1,604        26,626
Park Place Entertainment Corp./1/                3,646        26,434
Manor Care Inc./1/                               1,336        26,413
CenterPoint Energy Inc.                          3,726        26,380
Bowater Inc.                                       777        26,333
Investors Financial Services Corp.                 858        26,315
KB Home                                            557        26,290
Noble Energy Inc.                                  721        26,237
Host Marriott Corp./1/                           3,191        26,166
Fair Isaac and Co. Inc.                            675        25,967
AGCO Corp./1/                                    1,022        25,959
Valspar Corp. (The)                                619        25,856
Weingarten Realty Investors                        696        25,856
WebMD Corp./1/                                   4,067        25,663
Puget Energy Inc.                                1,204        25,633
Solectron Corp./1/                              11,378        25,601
Juniper Networks Inc./1/                         4,384        25,537
Fulton Financial Corp.                           1,402        25,488

Schedules of Investments                                                      25
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                              Shares         Value
--------------------------------------------------------------------------
Storage Technology Corp./1/                            1,441  $     25,477
Protective Life Corp.                                    885        25,293
Royal Caribbean Cruises Ltd.                           1,374        25,227
Maytag Corp.                                             973        25,103
Cullen/Frost Bankers Inc.                                724        25,072
Brunswick Corp.                                        1,218        25,066
Hormel Foods Corp.                                     1,031        24,950
Markel Corp./1/                                          123        24,906
MDU Resources Group Inc.                               1,008        24,867
Pier 1 Imports Inc.                                    1,317        24,825
White Mountains Insurance Group Ltd.                      77        24,795
DPL Inc.                                               1,793        24,743
Career Education Corp./1/                                616        24,708
Corning Inc./1/                                       13,133        24,559
Abercrombie & Fitch Co. "A"/1/                         1,376        24,520
Pogo Producing Co.                                       677        24,406
Freeport-McMoRan Copper & Gold Inc./1/                 2,000        24,400
New Plan Excel Realty Trust                            1,406        24,366
Mid Atlantic Medical Services Inc./1/                    669        24,352
Tech Data Corp./1/                                       761        24,314
Owens-Illinois Inc./1/                                 2,027        24,304
Compuware Corp./1/                                     5,004        24,274
Viad Corp.                                             1,247        24,217
Level 3 Communications Inc./1/                         5,066        24,109
Harman International Industries Inc.                     430        24,080
Bausch & Lomb Inc.                                       765        23,791
Entercom Communications Corp./1/                         483        23,773
Hawaiian Electric Industries Inc.                        496        23,744
Healthsouth Corp./1/                                   5,454        23,725
National-Oilwell Inc./1/                               1,137        23,706
Beckman Coulter Inc.                                     851        23,700
Celgene Corp./1/                                       1,069        23,678
RPM International Inc.                                 1,572        23,674
VeriSign Inc./1/                                       2,923        23,530
Ashland Inc.                                             893        23,441
Molex Inc. "A"                                         1,007        23,393
Hasbro Inc.                                            2,288        23,383
Corinthian Colleges Inc./1/                              615        23,308
Neuberger Berman Inc.                                    793        23,282
Brown & Brown Inc.                                       764        23,226
Vectren Corp.                                            941        23,177
Meridian Gold Inc./1/                                  1,417        23,154
Smucker (J.M.) Co. (The)                                 630        23,064
ALLETE Inc.                                            1,073        22,984
Performance Food Group Co./1/                            618        22,983
Hubbell Inc. "B"                                         670        22,746
Eaton Vance Corp.                                        790        22,681
Mack-Cali Realty Corp.                                   784        22,650
StanCorp Financial Group Inc.                            419        22,626
Tektronix Inc./1/                                      1,278        22,582
Cablevision Systems Corp./1/                           2,359        22,552
Allied Waste Industries Inc./1/                        2,760        22,494
Reynolds & Reynolds Co. (The) "A"                        948        22,439
Charles River Laboratories International Inc./1/         610        22,417
E*TRADE Group Inc./1/                                  4,981        22,414
Sanmina-SCI Corp./1/                                   7,272        22,398
Pride International Inc./1/                            1,610        22,347
Millipore Corp.                                          657        22,345
CarMax Inc./1/                                         1,363        22,340
Brocade Communications Systems Inc./1/                 3,248        22,314
Pentair Inc.                                             674        22,269
Krispy Kreme Doughnuts Inc./1/                           649        22,261
Steris Corp./1/                                          839        22,259
Zebra Technologies Corp. "A"/1/                          360        22,147
Lyondell Chemical Co.                                  1,770        22,125
Hudson City Bancorp Inc.                               1,186        22,107
Mandalay Resort Group/1/                                 779        22,038
Harris Corp.                                             835        22,027
Lam Research Corp./1/                                  1,744        21,957
National Fuel Gas Co.                                  1,082        21,824
Washington Federal Inc.                                  883        21,775
Investment Technology Group Inc./1/                      679        21,660
Cheesecake Factory (The)/1/                              637        21,594
Doral Financial Corp.                                    822        21,586

26                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
GTECH Holdings Corp./1/                            828  $     21,528
CIENA Corp./1/                                   5,835        21,473
Webster Financial Corp.                            662        21,455
Berkley (W.R.) Corp.                               577        21,436
Scholastic Corp./1/                                485        21,413
CNF Inc.                                           665        21,406
Edwards Lifesciences Corp./1/                      833        21,400
United Dominion Realty Trust Inc.                1,483        21,400
Crescent Real Estate Equities Co.                1,442        21,269
Cabot Corp.                                        892        21,123
Newfield Exploration Co./1/                        602        21,064
LaBranche & Co. Inc./1/                            779        21,041
Renal Care Group Inc./1/                           663        20,984
Unitrin Inc.                                       666        20,979
Accredo Health Inc./1/                             452        20,919
Dana Corp.                                       2,087        20,870
Westamerica Bancorp                                488        20,730
Lubrizol Corp.                                     712        20,648
3Com Corp./1/                                    4,865        20,525
People's Bank                                      834        20,516
iStar Financial Inc.                               722        20,505
Certegy Inc./1/                                    976        20,496
BancorpSouth Inc.                                1,081        20,485
BJ's Wholesale Club Inc./1/                      1,013        20,483
Emulex Corp./1/                                  1,141        20,481
Vishay Intertechnology Inc./1/                   1,988        20,476
Dow Jones & Co. Inc.                               583        20,475
Imation Corp./1/                                   500        20,460
Jacobs Engineering Group Inc./1/                   673        20,385
ICOS Corp./1/                                      823        20,336
DaVita Inc./1/                                     848        20,327
Alliant Energy Corp.                             1,268        20,313
Annaly Mortgage Management Inc.                  1,158        20,300
Catellus Development Corp./1/                    1,137        20,239
Teleflex Inc.                                      481        20,231
Molex Inc.                                         765        20,204
Tidewater Inc.                                     717        20,198
Chico's FAS Inc./1/                              1,043        20,130
Hudson United Bancorp                              660        20,097
Vertex Pharmaceuticals Inc./1/                   1,022        20,041
Great Plains Energy Inc.                           887        20,002
NICOR Inc.                                         644        19,990
Dreyer's Grand Ice Cream Inc.                      282        19,918
American National Insurance Co.                    257        19,912
Polaris Industries Inc.                            316        19,905
Covance Inc./1/                                    893        19,896
Ingram Micro Inc. "A"/1/                         1,386        19,861
Goodrich (B.F.) Co.                              1,312        19,811
Smithfield Foods Inc./1/                         1,274        19,798
Sky Financial Group Inc.                         1,029        19,777
Waddell & Reed Financial Inc. "A"                1,130        19,775
SanDisk Corp./1/                                   999        19,750
Independence Community Bank Corp.                  769        19,740
HON Industries Inc.                                771        19,699
Old National Bancorp                               825        19,635
Valassis Communications Inc./1/                    761        19,634
Varco International Inc./1/                      1,191        19,580
Activision Inc./1/                                 954        19,557
Techne Corp./1/                                    592        19,536
Citrix Systems Inc./1/                           2,585        19,517
Borders Group Inc./1/                            1,131        19,487
La-Z-Boy Inc.                                      818        19,468
Overture Services Inc./1/                          705        19,409
Herman Miller Inc.                               1,072        19,350
PepsiAmericas Inc.                               1,260        19,341
Medicis Pharmaceutical Corp. "A"/1/                421        19,324
Meredith Corp.                                     424        19,313
UTStarcom Inc./1/                                1,130        19,300
RF Micro Devices Inc./1/                         2,269        19,262
NVIDIA Corp./1/                                  1,618        19,254
O'Reilly Automotive Inc./1/                        704        19,198
Erie Indemnity Co. "A"                             480        19,176
Lancaster Colony Corp.                             419        19,044
HCC Insurance Holdings Inc.                        776        19,035
ARAMARK Corp. "B"/1/                               900        18,990
Winn-Dixie Stores Inc.                           1,264        18,985
Neurocrine Biosciences Inc./1/                     422        18,948

Schedules of Investments                                                      27
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
Worthington Industries Inc.                      1,004  $     18,915
Boise Cascade Corp.                                795        18,913
Foot Locker Inc./1/                              1,924        18,855
Reebok International Ltd./1/                       666        18,815
Colonial BancGroup Inc. (The)                    1,571        18,789
Navistar International Corp.1/                     836        18,743
BRE Properties Inc. "A"                            652        18,712
Church & Dwight Co. Inc.                           541        18,708
Diamond Offshore Drilling Inc.                     893        18,664
Autodesk Inc.                                    1,595        18,661
Readers Digest Association Inc. (The) "A"        1,147        18,650
Invitrogen Corp./1/                                667        18,556
Marvell Technology Group Ltd./1/                 1,140        18,479
Comverse Technology Inc./1/                      2,564        18,461
Advanced Fibre Communications Inc./1/            1,140        18,444
Martin Marietta Materials Inc.                     661        18,402
First Midwest Bancorp Inc.                         662        18,397
Camden Property Trust                              585        18,334
99 Cents Only Stores/1/                            677        18,313
Pharmaceutical Product Development Inc./1/         668        18,303
First American Corp.                               894        18,282
Scios Inc./1/                                      633        18,268
Getty Images Inc./1/                               635        18,199
Snap-On Inc.                                       698        18,183
Transatlantic Holdings Inc.                        290        18,140
Coventry Health Care Inc./1/                       542        18,135
Applebee's International Inc.                      762        18,128
Arrow Electronics Inc./1/                        1,379        18,106
Roslyn Bancorp Inc.                              1,092        18,082
Whitney Holding Corp.                              532        18,067
Saks Inc./1/                                     1,661        18,022
Ryder System Inc.                                  785        18,016
Rational Software Corp./1/                       2,718        17,993
Trustmark Corp.                                    790        17,862
Apria Healthcare Group Inc./1/                     732        17,853
Providian Financial Corp./1/                     4,011        17,849
Sybase Inc./1/                                   1,393        17,844
Leucadia National Corp.                            475        17,817
Sealed Air Corp./1/                              1,158        17,741
TMP Worldwide Inc./1/                            1,146        17,740
United States Steel Corp.                        1,380        17,733
Cree Inc./1/                                     1,022        17,629
Dole Food Co.                                      599        17,599
Amdocs Ltd./1/                                   2,521        17,597
Peoples Energy Corp.                               481        17,484
OGE Energy Corp.                                 1,095        17,465
Cytyc Corp./1/                                   1,668        17,447
Helmerich & Payne Inc.                             616        17,439
Delta Air Lines Inc.                             1,730        17,438
Healthcare Realty Trust Inc.                       559        17,307
ADC Telecommunications Inc./1/                  10,938        17,282
FNB Corp.                                          600        17,250
CACI International Inc. "A"/1/                     421        17,223
AmerUs Group Co.                                   597        17,134
MONY Group Inc. (The)                              670        17,132
Raymond James Financial Inc.                       547        17,121
Arden Realty Inc.                                  800        17,120
Community Health Systems Inc./1/                   724        17,014
DQE Inc.                                         1,065        16,976
CenterPoint Properties Corp.                       315        16,972
Graco Inc.                                         620        16,957
Affymetrix Inc./1/                                 644        16,808
CBRL Group Inc.                                    717        16,799
Quintiles Transnational Corp./1/                 1,560        16,770
Ameritrade Holding Corp./1/                      3,690        16,753
Pan Pacific Retail Properties Inc.                 500        16,750
Developers Diversified Realty Corp.                782        16,735
Donaldson Co. Inc.                                 530        16,732
Realty Income Corp.                                500        16,725
CarrAmerica Realty Corp.                           703        16,689
AGL Resources Inc.                                 710        16,685
AMETEK Inc.                                        472        16,657
Dillards Inc. "A"                                1,009        16,638
Philadelphia Suburban Corp.                        774        16,633
LifePoint Hospitals Inc./1/                        528        16,553
Barnes & Noble Inc./1/                             782        16,500
BorgWarner Inc.                                    365        16,418
Hilb, Rogal & Hamilton Co.                         400        16,400

28                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                             Shares         Value
-------------------------------------------------------------------------
IDEXX Laboratories Inc./1/                              474  $     16,353
Applied Micro Circuits Corp./1/                       4,190        16,341
United Bancshares Inc.                                  538        16,258
Goodyear Tire & Rubber Co.                            2,273        16,138
Furniture Brands International Inc./1/                  712        16,098
WPS Resources Corp.                                     416        16,095
Federal Realty Investment Trust                         610        16,073
Roper Industries Inc.                                   416        16,058
Linens `N Things Inc./1/                                682        16,034
Shurgard Storage Centers Inc. "A"                       529        15,976
Media General Inc. "A"                                  292        15,972
Corporate Executive Board Co. (The)/1/                  480        15,931
IMC Global Inc.                                       1,448        15,928
SICOR Inc./1/                                         1,067        15,888
Western Digital Corp./1/                              2,564        15,871
McClatchy Co. (The) "A"                                 255        15,843
Integrated Circuit Systems Inc./1/                      775        15,841
IndyMac Bancorp Inc./1/                                 845        15,751
Clayton Homes Inc.                                    1,391        15,746
Alberto-Culver Co. "B"                                  305        15,744
Ethan Allen Interiors Inc.                              491        15,737
Regis Corp.                                             537        15,691
Acxiom Corp./1/                                       1,245        15,687
Ruby Tuesday Inc.                                       898        15,670
Edwards (J.D.) & Co./1/                               1,317        15,620
IPC Holdings Ltd./1/                                    500        15,585
CheckFree Corp./1/                                      956        15,564
AmeriCredit Corp./1/                                  2,050        15,559
Piedmont Natural Gas Co.                                435        15,556
Lee Enterprises Inc.                                    474        15,500
Pittston Brink's Group                                  732        15,496
BearingPoint Inc./1/                                  1,982        15,460
Commercial Federal Corp.                                663        15,415
Payless ShoeSource Inc./1/                              305        15,403
Rayonier Inc.                                           365        15,396
Affiliated Managers Group Inc./1/                       296        15,368
Carlisle Companies Inc.                                 412        15,355
Andrx Group/1/                                          990        15,295
Chesapeake Energy Corp.                               2,191        15,293
Stericycle Inc./1/                                      458        15,251
CMS Energy Corp.                                      1,947        15,245
Avnet Inc.                                            1,639        15,243
Human Genome Sciences Inc./1/                         1,559        15,231
Harte-Hanks Inc.                                        796        15,188
WGL Holdings Inc.                                       656        15,173
Interstate Bakeries Corp.                               609        15,170
Fairchild Semiconductor International Corp. "A"/1/    1,270        15,113
FMC Technologies Inc./1/                                815        15,077
PacifiCare Health Systems Inc. "A"/1/                   510        15,076
Alberto-Culver Co. "A"                                  313        15,071
Mercury General Corp.                                   362        15,023
CBL & Associates Properties Inc.                        406        15,006
Chelsea Property Group Inc.                             460        14,973
Grant Prideco Inc./1/                                 1,548        14,954
Hollywood Entertainment Corp./1/                        756        14,863
International Rectifier Corp./1/                        859        14,835
Toll Brothers Inc./1/                                   720        14,746
First Industrial Realty Trust Inc.                      545        14,737
Ryland Group Inc.                                       354        14,726
Park National Corp.                                     164        14,678
IKON Office Solutions Inc.                            2,071        14,663
Pediatrix Medical Group Inc./1/                         366        14,640
American Axle & Manufacturing Holdings Inc./1/          615        14,575
Packaging Corporation of America(1)                     838        14,564
Fox Entertainment Group Inc. "A"/1/                     595        14,524
Highwoods Properties Inc.                               726        14,520
Rent-A-Center Inc./1/                                   327        14,502
Commerce Group Inc.                                     423        14,488
Titan Corp. (The)/1/                                  1,124        14,488
Wiley (John) & Sons Inc. "A"                            658        14,463
AnnTaylor Stores Corp./1/                               616        14,433
Extended Stay America Inc./1/                         1,154        14,425
Semtech Corp./1/                                      1,020        14,413
Cabot Microelectronics Corp./1/                         317        14,389

Schedules of Investments                                                      29
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
HRPT Properties Trust                            1,826  $     14,371
Integrated Device Technology Inc./1/             1,455        14,371
Staten Island Bancorp Inc.                         777        14,359
Community First Bankshares Inc.                    523        14,335
Taro Pharmaceutical Industries Ltd./1/             412        14,317
Zale Corp./1/                                      490        14,308
Catalina Marketing Corp./1/                        735        14,222
Trimeris Inc./1/                                   268        14,177
Arbitron Inc./1/                                   415        14,172
Emmis Communications Corp./1/                      648        14,139
United Stationers Inc./1/                          474        14,092
Varian Inc./1/                                     477        14,029
Harsco Corp.                                       546        14,005
Crown Cork & Seal Co. Inc./1/                    2,188        14,003
M.D.C. Holdings Inc.                               373        14,002
Ferro Corp.                                        572        13,997
IDACORP Inc.                                       536        13,941
Cox Radio Inc. "A"/1/                              586        13,912
ArvinMeritor Inc.                                  918        13,908
ITT Educational Services Inc./1/                   636        13,897
Corn Products International Inc.                   470        13,851
Scotts Co. (The) "A"/1/                            290        13,804
National Instruments Corp./1/                      481        13,800
Claire's Stores Inc.                               535        13,782
Macerich Co. (The)                                 484        13,770
Olin Corp.                                         841        13,675
Education Management Corp./1/                      372        13,652
AptarGroup Inc.                                    487        13,602
Polycom Inc./1/                                  1,379        13,583
Blyth Inc.                                         481        13,564
Swift Transportation Co. Inc./1/                   843        13,564
Health Care REIT Inc.                              483        13,563
Williams Companies Inc.                          7,204        13,544
Callaway Golf Co.                                1,099        13,452
Respironics Inc./1/                                421        13,447
Cytec Industries Inc./1/                           555        13,437
Key Energy Services Inc./1/                      1,502        13,413
Cooper Tire & Rubber Co.                         1,029        13,387
Reckson Associates Realty Corp.                    659        13,384
Advance Auto Parts Inc./1/                         248        13,280
Hercules Inc./1/                                 1,381        13,258
Trizec Properties Inc.                           1,300        13,195
Cerner Corp./1/                                    370        13,176
Crane Co.                                          717        13,171
Electronics For Imaging Inc./1/                    721        13,137
Werner Enterprises Inc.                            641        13,108
Skyworks Solutions Inc./1/                       1,845        13,100
Citizens Banking Corp.                             549        13,094
Invacare Corp.                                     412        13,019
Prentiss Properties Trust                          483        13,017
LNR Property Corp.                                 365        13,012
South Financial Group Inc. (The)                   601        13,012
Expedia Inc. "A"/1/                                192        12,991
FMC Corp./1/                                       424        12,970
Universal Corp.                                    368        12,961
Thomas & Betts Corp./1/                            781        12,933
Timken Co. (The)                                   709        12,918
Great Lakes Chemical Corp.                         531        12,914
Waste Connections Inc./1/                          353        12,913
Precision Castparts Corp.                          665        12,908
Kennametal Inc.                                    414        12,904
Arch Coal Inc.                                     738        12,812
Garmin Ltd./1/                                     610        12,761
St. Joe Company (The)                              437        12,752
Mueller Industries Inc./1/                         476        12,733
Chittenden Corp.                                   465        12,722
American Greetings Corp. "A"                       845        12,709
Service Corp. International/1/                   4,022        12,669
Sonic Corp./1/                                     544        12,659
Rite Aid Corp./1/                                7,069        12,654
Alexander & Baldwin Inc.                           540        12,556
York International Corp.                           531        12,489
DoubleClick Inc./1/                              1,784        12,488
Post Properties Inc.                               530        12,429
ResMed Inc./1/                                     367        12,394
Hispanic Broadcasting Corp./1/                     576        12,384
Jeffries Group Inc.                                297        12,370
ONEOK Inc.                                         653        12,368
Novell Inc./1/                                   5,089        12,366
Silicon Valley Bancshares/1/                       657        12,345

30                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                              Shares         Value
--------------------------------------------------------------------------
Kansas City Southern Industries Inc./1/                  880  $     12,320
SkyWest Inc.                                             810        12,289
Superior Industries International Inc.                   288        12,231
Lafarge North America Inc.                               412        12,216
Bob Evans Farms Inc.                                     491        12,211
Cousins Properties Inc.                                  544        12,186
SL Green Realty Corp.                                    416        12,139
Cymer Inc./1/                                            481        12,083
NBTY Inc./1/                                             769        11,958
Internet Security Systems Inc./1/                        647        11,944
Pixar Inc./1/                                            234        11,941
DeVry Inc./1/                                            840        11,928
Visteon Corp.                                          1,809        11,921
SEACOR SMIT Inc./1/                                      290        11,919
Texas Regional Bancshares Inc. "A"                       360        11,858
Avocent Corp./1/                                         592        11,840
Southwest Bancorp of Texas Inc./1/                       419        11,837
Mirant Corp./1/                                        5,526        11,826
UCBH Holdings Inc.                                       282        11,813
PNM Resources Inc.                                       535        11,797
Jack in the Box Inc./1/                                  543        11,778
Greater Bay Bancorp                                      772        11,765
Tupperware Corp.                                         728        11,750
Energen Corp.                                            421        11,746
Agere Systems Inc. "B"/1/                             12,559        11,680
PerkinElmer Inc.                                       1,677        11,672
Forest Oil Corp./1/                                      464        11,577
Maxtor Corp./1/                                        3,072        11,551
Downey Financial Corp.                                   298        11,533
Cummins Inc.                                             481        11,525
Landstar System Inc./1/                                  236        11,503
Priority Healthcare Corp. "B"/1/                         473        11,489
Stone Energy Corp./1/                                    357        11,481
Hyperion Solutions Corp./1//                             425        11,475
Borland Software Corp./1/                                854        11,469
Enzon Inc./1/                                            591        11,465
Briggs & Stratton Corp.                                  298        11,458
Polo Ralph Lauren Corp./1/                               600        11,424
Andrew Corp./1/                                        1,327        11,412
Amphenol Corp. "A"/1/                                    296        11,396
AES Corp. (The)/1/                                     6,428        11,378
Mentor Corp.                                             298        11,294
Intergraph Corp./1/                                      611        11,242
American Financial Group Inc.                            483        11,196
Nationwide Health Properties Inc.                        657        11,195
PMC-Sierra Inc./1/                                     2,291        11,157
Varian Semiconductor Equipment
  Associates Inc./1/                                     468        11,148
Hunt (J.B.) Transport Services Inc./1/                   401        11,104
Pacific Sunwear of California Inc./1/                    475        11,101
International Speedway Corp. "A"                         285        11,098
Gemstar-TV Guide International Inc./1/                 3,065        11,065
Provident Financial Group Inc.                           424        11,020
Copart Inc./1/                                         1,031        11,001
Wallace Computer Services Inc.                           596        10,913
Banta Corp.                                              354        10,903
EarthLink Inc./1/                                      1,781        10,882
Northwest Natural Gas Co.                                362        10,853
NPS Pharmaceuticals Inc./1/                              417        10,834
Hughes Supply Inc.                                       316        10,791
Trinity Industries Inc.                                  687        10,786
Black Box Corp./1/                                       255        10,781
EMCOR Group Inc./1/                                      221        10,743
Perrigo Co./1/                                           851        10,723
Potlatch Corp.                                           410        10,717
Fuller (H.B.) Co.                                        376        10,705
Crompton Corp.                                         1,611        10,681
CNA Financial Corp./1/                                   404        10,637
Global Payments Inc.                                     375        10,594
KEMET Corp./1/                                         1,208        10,594
P.F. Chang's China Bistro Inc./1/                        305        10,523
Yellow Corp./1/                                          380        10,522
AK Steel Holding Corp./1/                              1,447        10,476
American Eagle Outfitters Inc./1/                        721        10,469

Schedules of Investments                                                      31
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
East West Bancorp Inc.                             303  $     10,453
Nextel Partners Inc. "A"/1/                      1,469        10,448
Syncor International Corp./1/                      291        10,427
Henry (Jack) & Associates Inc.                   1,009        10,372
USFreightways Corp.                                369        10,369
Longs Drug Stores Corp.                            461        10,303
Ohio Casualty Corp./1/                             780        10,288
CEC Entertainment Inc./1/                          370        10,286
NetIQ Corp./1/                                     729        10,286
Grey Wolf Inc./1/                                2,567        10,268
Cognex Corp./1/                                    539        10,219
MAF Bancorp Inc.                                   314        10,202
Calpine Corp./1/                                 5,094        10,188
Lattice Semiconductor Corp./1/                   1,502        10,169
Donnelley (R.H.) Corp./1/                          420        10,160
Tom Brown Inc./1/                                  425        10,158
Perot Systems Corp. "A"/1/                         951        10,119
Atmel Corp./1/                                   6,057        10,115
Georgia Gulf Corp.                                 464        10,092
Colonial Properties Trust                          305        10,083
Louisiana-Pacific Corp./1/                       1,494        10,070
Protein Design Labs Inc./1/                      1,206        10,010
Cimarex Energy Co./1/                              627         9,969
Western Gas Resources Inc.                         301         9,966
AMR Corp./1/                                     2,111         9,964
Allegheny Energy Inc.                            1,741         9,924
Home Properties of New York Inc.                   313         9,922
Talbots Inc. (The)                                 357         9,896
Foundry Networks Inc./1/                         1,387         9,806
Avaya Inc./1/                                    4,896         9,792
Cambrex Corp.                                      351         9,772
Wolverine World Wide Inc.                          600         9,666
GATX Corp.                                         481         9,644
Nationwide Financial Services Inc.                 348         9,640
Evergreen Resources Inc./1/                        234         9,624
Tootsie Roll Industries Inc.                       304         9,588
Mills Corp.                                        345         9,574
Dionex Corp./1/                                    310         9,551
Cypress Semiconductor Corp./1/                   1,692         9,509
ICN Pharmaceuticals Inc.                         1,136         9,486
Shaw Group Inc. (The)/1/                           633         9,470
Sepracor Inc./1/                                 1,088         9,466
Ralcorp Holdings Inc./1/                           418         9,451
Crown Castle International Corp./1/              2,693         9,425
InterDigital Communications Corp./1/               723         9,399
Timberland Co. "A"/1/                              295         9,375
Gateway Inc./1/                                  3,123         9,369
US Oncology Inc./1/                              1,167         9,348
Plantronics Inc./1/                                622         9,318
Macromedia Inc./1/                                 831         9,316
Black Hills Corp.                                  353         9,302
Flowers Foods Inc./1/                              417         9,266
Cabot Oil & Gas Corp. "A"                          423         9,247
OSI Pharmaceuticals Inc./1/                        532         9,214
G&K Services Inc. "A"                              285         9,154
Arkansas Best Corp./1/                             305         9,135
Delta & Pine Land Co.                              476         9,125
CSG Systems International Inc./1/                  707         9,105
Nordson Corp.                                      350         9,069
Cleco Corp.                                        648         9,040
Agere Systems Inc. "A"/1/                       10,368         9,020
Aquila Inc.                                      2,437         9,017
La Quinta Corp.                                  2,044         9,014
Ascential Software Corp./1/                      3,717         8,995
Republic Bancorp Inc.                              723         8,901
Mercury Computer Systems Inc./1/                   293         8,834
ADVO Inc./1/                                       290         8,799
Airborne Inc.                                      678         8,739
Station Casinos Inc./1/                            484         8,707
Tommy Hilfiger Corp./1/                          1,150         8,683
Adaptec Inc./1/                                  1,455         8,672
Ticketmaster "B"/1/                                367         8,661
Kilroy Realty Corp.                                402         8,651
Parametric Technology Corp./1/                   3,716         8,584
Mentor Graphics Corp./1/                           903         8,572
Westar Energy Inc.                                 790         8,572
Flowserve Corp./1/                                 728         8,532
American Italian Pasta Co. "A"/1/                  247         8,509
Sierra Pacific Resources                         1,422         8,504

32                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
Capital Automotive                                 347  $      8,501
Hearst-Argyle Television Inc./1/                   341         8,487
TriQuint Semiconductor Inc./1/                   1,675         8,459
Oceaneering International Inc./1/                  305         8,449
Kaydon Corp.                                       420         8,387
Cost Plus Inc./1/                                  290         8,381
Brandywine Realty Trust                            419         8,380
Province Healthcare Co./1/                         642         8,378
AMCORE Financial Inc.                              362         8,373
Manitowoc Co. Inc. (The)                           352         8,304
NDCHealth Corp.                                    470         8,296
Quiksilver Inc./1/                                 343         8,235
Reinsurance Group of America Inc.                  299         8,220
Pep Boys-Manny, Moe & Jack Inc.                    706         8,190
Alkermes Inc./1/                                   886         8,169
Winnebago Industries Inc.                          180         8,159
IDT Corp. "B"/1/                                   517         8,117
IGEN International Inc./1/                         226         8,091
Horace Mann Educators Corp.                        539         8,090
Southern Union Co./1/                              655         8,083
Red Hat Inc./1/                                  1,778         7,983
Provident Bankshares Corp.                         352         7,956
Documentum Inc./1/                                 543         7,933
Selective Insurance Group Inc.                     354         7,930
El Paso Electric Co./1/                            721         7,881
Sybron Dental Specialties Inc./1/                  544         7,861
Granite Construction Inc.                          490         7,850
Micrel Inc./1/                                     948         7,830
Massey Energy Co.                                1,023         7,826
Schulman (A.) Inc.                                 447         7,823
UniSource Energy Corp.                             472         7,816
Aztar Corp./1/                                     578         7,809
Applera Corp. - Celera
  Genomics Group/1/                                947         7,803
THQ Inc./1/                                        539         7,794
Casey's General Store Inc.                         664         7,775
Benchmark Electronics Inc./1/                      349         7,769
Millennium Chemicals Inc.                          838         7,768
Alaska Air Group Inc./1/                           358         7,747
Duane Reade Inc./1/                                401         7,715
Macrovision Corp./1/                               598         7,714
Ariba Inc./1/                                    3,244         7,656
Haemonetics Corp./1/                               360         7,636
ATMI Inc./1/                                       415         7,632
Hanover Compressor Co./1/                          727         7,626
ADTRAN Inc./1/                                     300         7,617
Inter-Tel Inc.                                     281         7,595
CV Therapeutics Inc./1/                            316         7,584
McDATA Corp. "A"/1/                              1,143         7,521
Metro-Goldwyn-Mayer Inc./1/                        587         7,514
Sterling Bancshares Inc.                           612         7,509
MPS Group Inc./1/                                1,391         7,497
Hollinger International Inc.                       764         7,449
Sylvan Learning Systems Inc./1/                    486         7,421
Manufactured Home Communities Inc.                 259         7,394
Axcelis Technologies Inc./1/                     1,372         7,381
Brooks-PRI Automation Inc./1/                      482         7,370
Rambus Inc./1/                                   1,317         7,349
Coherent Inc./1/                                   414         7,315
PSS World Medical Inc./1/                          955         7,296
MacDermid Inc.                                     363         7,289
Men's Wearhouse Inc. (The)/1/                      531         7,285
Glenborough Realty Trust Inc.                      399         7,282
Superior Energy Services Inc./1/                   888         7,273
Fossil Inc./1/                                     370         7,256
Albany International Corp. "A"                     342         7,247
Regeneron Pharmaceuticals Inc./1/                  478         7,232
Dress Barn Inc./1/                                 460         7,222
Total System Services Inc.                         532         7,219
Dycom Industries Inc./1/                           664         7,218
Roadway Corp.                                      180         7,213
Regal-Beloit Corp.                                 408         7,173
Texas Industries Inc.                              295         7,154
ValueVision Media Inc. "A"/1/                      540         7,139
Power Integrations Inc./1/                         404         7,127
Atlantic Coast Airlines
  Holdings Inc./1/                                 538         7,102
American Management Systems Inc./1/                590         7,092

Schedules of Investments                                                      33
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
Technitrol Inc.                                    481  $      7,037
Knight Trading Group Inc./1/                     1,480         7,030
Owens & Minor Inc.                                 477         7,021
Modine Manufacturing Co.                           401         7,013
Interactive Data Corp./1/                          482         6,999
Abgenix Inc./1/                                  1,029         6,997
Maverick Tube Corp./1/                             548         6,987
Charming Shoppes Inc./1/                         1,517         6,978
Reliant Resources Inc./1/                        3,706         6,967
AVX Corp.                                          739         6,961
Kellwood Co.                                       298         6,958
Insight Communications Co. Inc./1/                 712         6,935
Stewart Enterprises Inc. "A"/1/                  1,265         6,920
Electro Scientific Industries Inc./1/              370         6,912
Credence Systems Corp./1/                          829         6,906
Offshore Logistics Inc./1/                         321         6,892
Avista Corp.                                       669         6,891
Terex Corp./1/                                     587         6,844
Exar Corp./1/                                      543         6,842
Vintage Petroleum Inc.                             707         6,787
Silicon Laboratories Inc./1/                       318         6,770
MSC Industrial Direct Co. Inc. "A"/1/              522         6,765
Extreme Networks Inc./1/                         1,606         6,761
Ryan's Family Steak Houses Inc./1/                 658         6,751
Monaco Coach Corp./1/                              416         6,735
Actuant Corp. "A"/1/                               169         6,726
W.P. Stewart & Co. Ltd.                            370         6,712
Pre-Paid Legal Services Inc./1/                    308         6,640
CommScope Inc./1/                                  844         6,625
Sycamore Networks Inc./1/                        2,642         6,605
Broadwing Inc./1/                                2,889         6,587
Allegheny Technologies Inc.                        959         6,569
Quantum Corp./1/                                 2,214         6,553
EGL Inc./1/                                        490         6,551
ImClone Systems Inc./1/                            912         6,531
FelCor Lodging Trust Inc.                          584         6,529
IHOP Corp./1/                                      285         6,524
Sinclair Broadcast Group Inc. "A"/1/               551         6,518
Nautilus Group Inc. (The)/1/                       474         6,513
Net.B@nk Inc./1/                                   657         6,491
Solutia Inc.                                     1,458         6,488
Acuity Brands Inc.                                 541         6,487
WD-40 Co.                                          226         6,486
Northwest Airlines Corp. "A"/1/                    946         6,480
Keane Inc./1/                                      782         6,444
SangStat Medical Corp./1/                          344         6,419
DSP Group Inc./1/                                  444         6,350
Harbor Florida Bancshares Inc.                     284         6,333
Plexus Corp./1/                                    589         6,320
VISX Inc./1/                                       778         6,310
FirstFed Financial Corp./1/                        231         6,260
Hutchinson Technology Inc./1/                      298         6,195
Anchor BanCorp Wisconsin Inc.                      298         6,175
Wausau-Mosinee Paper Corp.                         646         6,169
Allmerica Financial Corp.                          723         6,153
Echelon Corp./1/                                   484         6,123
Papa John's International Inc./1/                  233         6,065
Advanced Digital Information Corp./1/              855         6,053
Advent Software Inc./1/                            428         6,039
Tetra Tech Inc./1/                                 676         6,003
Six Flags Inc./1/                                1,312         5,996
OfficeMax Inc./1/                                1,262         5,969
C&D Technologies Inc.                              368         5,870
Newport Corp./1/                                   535         5,864
Viasys Healthcare Inc./1/                          363         5,837
Dime Community Bancshares                          277         5,817
Hain Celestial Group Inc./1/                       404         5,789
eFunds Corp./1/                                    655         5,777
Prime Hospitality Corp./1/                         708         5,721
Insituform Technologies Inc. "A"/1/                359         5,712
PFF Bancorp Inc.                                   185         5,700
First Sentinel Bancorp Inc.                        423         5,694
WMS Industries Inc./1/                             401         5,694
Tekelec/1/                                         656         5,681
Orthodontic Centers of America Inc./1/             594         5,667
Actel Corp./1/                                     348         5,634
Ionics Inc./1/                                     246         5,592

34                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
XOMA Ltd./1/                                       969  $      5,591
Iomega Corp./1/                                    649         5,581
Pacific Northwest Bancorp                          226         5,548
Zoran Corp./1/                                     367         5,501
Esterline Technologies Corp./1/                    302         5,481
Guitar Center Inc./1/                              293         5,479
Legato Systems Inc./1/                           1,504         5,475
Myriad Genetics Inc./1/                            299         5,400
Orbotech Ltd./1/                                   425         5,398
Russell Corp.                                      344         5,346
Koger Equity Inc.                                  344         5,339
IDT Corp./1/                                       310         5,332
TIBCO Software Inc./1/                           1,065         5,325
Biosite Inc./1/                                    184         5,314
Imagistics International Inc./1/                   285         5,304
RealNetworks Inc./1/                             1,510         5,300
Continental Airlines Inc. "B"/1/                   834         5,296
FileNET Corp./1/                                   488         5,295
PolyMedica Corp./1/                                188         5,285
Overseas Shipholding Group Inc.                    304         5,274
United States Cellular Corp./1)                    191         5,272
Stride Rite Corp.                                  615         5,258
Lone Star Steakhouse & Saloon Inc.                 250         5,210
Quest Software Inc./1/                             475         5,187
Power-One Inc./1/                                  961         5,171
MICROS Systems Inc./1/                             249         5,169
Photon Dynamics Inc./1/                            240         5,150
PRG-Schultz International Inc./1/                  546         5,095
Ligand Pharmaceuticals Inc. "B"/1/                 772         5,080
Silicon Storage Technology Inc./1/               1,137         5,071
Avid Technology Inc./1/                            359         5,058
Cell Genesys Inc./1/                               483         5,057
Informatica Corp./1/                               964         5,013
Sunrise Assisted Living Inc./1/                    239         4,971
Bowne & Co. Inc.                                   487         4,870
Aeroflex Inc./1/                                   839         4,858
United Rentals Inc./1/                             793         4,837
Vitesse Semiconductor Corp./1/                   2,744         4,829
webMethods Inc./1/                                 667         4,822
Trimble Navigation Ltd./1/                         367         4,807
Wellman Inc.                                       474         4,787
Checkpoint Systems Inc./1/                         469         4,737
Transkaryotic Therapies Inc./1/                    407         4,737
JDN Realty Corp.                                   433         4,711
Fleming Companies Inc.                             731         4,708
Lone Star Technologies Inc./1/                     360         4,698
Spherion Corp./1/                                  770         4,689
Triarc Companies Inc./1/                           195         4,680
Phillips-Van Heusen Corp.                          346         4,678
Datascope Corp.                                    188         4,666
SERENA Software Inc./1/                            291         4,644
PanAmSat Corp./1/                                  238         4,641
Albany Molecular Research Inc./1/                  299         4,617
Methode Electronics Inc. "A"                       501         4,604
Charter Communications Inc. "A"/1/               4,076         4,602
Insight Enterprises Inc./1/                        602         4,599
ShopKo Stores Inc./1/                              363         4,599
Littelfuse Inc./1/                                 294         4,598
Meristar Hospitality Corp.                         605         4,598
Genesco Inc./1/                                    288         4,596
Tredegar Corp.                                     355         4,580
Inhale Therapeutic Systems Inc./1/                 720         4,579
Bay View Capital Corp./1/                          765         4,567
Nautica Enterprises Inc./1/                        406         4,547
Sotheby's Holdings Inc. "A"/1/                     599         4,546
Enzo Biochem Inc./1/                               312         4,543
Photronics Inc./1/                                 370         4,492
Tower Automotive Inc./1/                           840         4,452
Incyte Genomics Inc./1/                            900         4,446
Fremont General Corp.                              892         4,415
International Multifoods Corp./1/                  226         4,396
PAREXEL International Corp./1/                     366         4,396
Unifi Inc./1/                                      791         4,366
Park Electrochemical Corp.                         241         4,350
Conexant Systems Inc./1/                         3,534         4,347
Stillwater Mining Co./1/                           544         4,347
GlobeSpanVirata Inc./1/                          1,562         4,342
Veeco Instruments Inc./1/                          360         4,313
Cato Corp. "A"                                     234         4,294
Verity Inc./1/                                     476         4,294


Schedules of Investments                                                      35
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
RFS Hotel Investors Inc.                           369  $      4,288
Alpharma Inc. "A"                                  447         4,238
Oakley Inc./1/                                     354         4,184
Chemed Corp.                                       118         4,159
Powerwave Technologies Inc./1/                     896         4,131
Agile Software Corp./1/                            606         4,127
CIBER Inc./1/                                      766         4,121
NCO Group Inc./1/                                  298         4,092
LTX Corp./1/                                       658         4,080
Jakks Pacific Inc./1/                              308         4,078
DuPont Photomasks Inc./1/                          195         4,074
Amkor Technology Inc./1/                         1,156         4,069
E.piphany Inc./1/                                1,017         4,068
Core Laboratories NV/1/                            430         4,055
Systems & Computer Technology Corp./1/             429         4,041
Noven Pharmaceuticals Inc./1/                      314         4,022
IDX Systems Corp./1/                               257         3,999
Stewart & Stevenson Services Inc.                  365         3,997
Advanced Medical Optics Inc./1/                    412         3,996
Silicon Image Inc./1/                              885         3,965
S1 Corp./1/                                        893         3,955
Cyberonics Inc./1/                                 247         3,952
Atwood Oceanics Inc./1/                            131         3,904
Robert Mondavi Corp. (The) "A"/1/                  118         3,894
OceanFirst Financial Corp.                         181         3,864
United Therapeutics Inc./1/                        258         3,857
Immunomedics Inc./1/                               551         3,846
Airtran Holdings Inc./1/                         1,008         3,830
FreeMarkets Inc./1/                                532         3,820
Tularik Inc./1/                                    525         3,817
Helix Technology Corp.                             373         3,816
Steelcase Inc. "A"                                 417         3,799
ElkCorp                                            241         3,798
Caraustar Industries Inc.                          420         3,797
Impath Inc./1/                                     236         3,788
Medarex Inc./1/                                    951         3,775
Cohu Inc.                                          239         3,771
Veritas DGC Inc./1/                                424         3,731
ArthroCare Corp./1/                                341         3,713
Curtiss-Wright Corp.                                61         3,703
Presidential Life Corp.                            301         3,702
Vignette Corp./1/                                3,479         3,688
Digital River Inc./1/                              345         3,602
Global Industries Ltd./1/                          900         3,600
Wind River Systems Inc./1/                         974         3,526
Kaman Corp. "A"                                    310         3,466
Wild Oats Markets Inc./1/                          306         3,452
RSA Security Inc./1/                               762         3,406
Kopin Corp./1/                                     912         3,384
American Tower Corp. "A"/1/                      2,397         3,380
Cirrus Logic Inc./1/                             1,022         3,373
CNET Networks Inc./1/                            1,667         3,301
Western Wireless Corp. "A"/1/                      956         3,298
Pioneer-Standard Electronics Inc.                  465         3,255
Dendrite International Inc./1/                     527         3,252
Parker Drilling Co./1/                           1,378         3,211
Molecular Devices Corp./1/                         238         3,203
Nabi Biopharmaceuticals/1/                         536         3,189
InFocus Corp./1/                                   538         3,153
SWS Group Inc.                                     243         3,147
Mykrolis Corp./1/                                  559         3,136
Equity Inns Inc.                                   534         3,119
Newpark Resources Inc./1/                          968         3,117
SureBeam Corporation "A"/1/                        716         3,115
Learning Tree International Inc./1/                182         3,110
Beverly Enterprises Inc./1/                      1,384         3,100
Maxygen Inc./1/                                    409         3,084
Forrester Research Inc./1/                         221         3,050
Cable Design Technologies Corp./1/                 618         3,028
McDermott International Inc./1/                    846         3,003
Kenneth Cole Productions "A"/1/                    125         3,000
MedQuist Inc./1/                                   176         2,990
Asyst Technologies Inc./1/                         498         2,988
TeleTech Holdings Inc./1/                          497         2,962
Navigant Consulting Co./1/                         557         2,924
ProBusiness Services Inc./1/                       321         2,921
Anaren Microwave Inc./1/                           317         2,913
Bally Total Fitness Holding Corp./1/               427         2,904
Input/Output Inc./1/                               667         2,901

36                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
Pharmacopeia Inc./1/                               296  $      2,892
GrafTech International Ltd./1/                     735         2,881
Interwoven Inc./1/                               1,455         2,850
Carpenter Technology Corp.                         259         2,784
JDA Software Group Inc./1/                         316         2,765
Gene Logic Inc./1/                                 364         2,759
Chesapeake Corp.                                   180         2,754
FuelCell Energy Inc./1/                            476         2,747
Kadant Inc./1/                                     190         2,746
Keynote Systems Inc./1/                            352         2,732
Milacron Inc.                                      477         2,719
M-Systems Flash Disk Pioneers Ltd./1/              404         2,707
Stamps.com Inc./1/                                 628         2,700
Tesoro Petroleum Corp./1/                          827         2,696
Fleetwood Enterprises Inc./1/                      479         2,682
GBC Bancorp                                        131         2,659
Priceline.com Inc./1/                            1,199         2,650
Ryerson Tull Inc.                                  366         2,562
Computer Network Technology Corp./1/               413         2,519
Cell Therapeutics Inc./1/                          406         2,509
Alexion Pharmaceuticals Inc./1/                    246         2,507
UnitedGlobalCom Inc. "A"/1/                      1,326         2,506
CTS Corp.                                          415         2,490
Stratex Networks Inc./1/                         1,076         2,475
RTI International Metals Inc./1/                   239         2,474
USG Corp./1/                                       553         2,472
Interface Inc. "A"                                 667         2,470
Cleveland-Cliffs Inc.                              121         2,444
Bio-Technology General Corp./1/                    770         2,441
Kulicke & Soffa Industries Inc./1/                 649         2,434
U.S. Industries Inc./1/                          1,057         2,431
New Focus Inc./1/                                  726         2,425
Metris Companies Inc.                              847         2,414
OM Group Inc.                                      371         2,408
BSB Bancorp Inc.                                   118         2,391
Micromuse Inc./1/                                1,027         2,362
Cubist Pharmaceuticals Inc./1/                     365         2,358
Manugistics Group Inc./1/                          797         2,311
Young Broadcasting Inc. "A"/1/                     231         2,310
F5 Networks Inc./1/                                239         2,244
Dynegy Inc. "A"                                  3,290         2,237
Pinnacle Entertainment Inc./1/                     298         2,220
ESS Technology Inc./1/                             407         2,218
Retek Inc./1/                                      678         2,217
Packeteer Inc./1/                                  417         2,210
Presstek Inc./1/                                   437         2,154
Stein Mart Inc./1/                                 367         2,143
NUI Corp.                                          172         2,140
Footstar Inc./1/                                   293         2,127
Praecis Pharmaceuticals Inc./1/                    778         2,116
Ultratech Stepper Inc./1/                          239         2,103
CuraGen Corp./1/                                   538         2,039
SonicWALL Inc./1/                                  731         2,032
Silicon Graphics Inc./1/                         2,474         2,029
Pope & Talbot Inc.                                 172         2,026
Vicor Corp./1/                                     295         1,962
Quanta Services Inc./1/                            608         1,933
Safeguard Scientifics Inc./1/                    1,567         1,927
Tollgrade Communications Inc./1/                   181         1,913
Zomax Inc./1/                                      465         1,907
Audiovox Corp. "A"/1/                              239         1,905
REMEC Inc./1/                                      590         1,900
McDATA Corp. "B"/1/                                283         1,882
Theragenics Corp./1/                               434         1,875
UAL Corp./1/                                       723         1,793
C-COR.net Corp./1/                                 429         1,779
Guilford Pharmaceuticals Inc./1/                   349         1,752
MRO Software Inc./1/                               239         1,735
SCS Transportation Inc./1/                         190         1,729
Casella Waste Systems Inc. "A"/1/                  319         1,710
Wabash National Corp./1/                           361         1,697
Alliance Semiconductor Corp./1/                    404         1,685
Multex.com Inc./1/                                 485         1,673
Astec Industries Inc./1/                           180         1,651
Lexicon Genetics Inc./1/                           357         1,646
Viewpoint Corp./1/                                 530         1,643
AAR Corp.                                          417         1,630
PC-Tel Inc./1/                                     239         1,625
Three-Five Systems Inc./1/                         285         1,625

Schedules of Investments                                                      37
iSHARES DOW JONES U.S. TOTAL MARKET INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
Children's Place Retail Stores Inc.
  (The)/1/                                         184  $      1,619
Triton PCS Holdings Inc. "A"/1/                    651         1,595
MatrixOne Inc./1/                                  599         1,575
Plug Power Inc./1/                                 250         1,570
Concurrent Computer Corp./1/                       823         1,531
Entrust Inc./1/                                    676         1,528
Actuate Corp./1/                                   837         1,523
RadiSys Corp./1/                                   226         1,512
Ocwen Financial Corp./1/                           546         1,496
Finisar Corp./1/                                 1,982         1,486
Harmonic Inc./1/                                   829         1,484
Wireless Facilities Inc./1/                        329         1,481
Centillium Communications Inc./1/                  481         1,462
Siliconix Inc./1/                                   64         1,427
Champion Enterprises Inc./1/                       610         1,415
Great Atlantic & Pacific Tea Co./1/                245         1,394
Trenwick Group Ltd.                                479         1,380
Trico Marine Services Inc./1/                      552         1,380
WatchGuard Technologies Inc./1/                    308         1,324
Arris Group Inc./1/                                758         1,319
Trans World Entertainment Corp./1/                 436         1,312
Transmeta Corp./1/                               1,433         1,304
MRV Communications Inc./1/                       1,131         1,278
BE Aerospace Inc./1/                               416         1,273
Geron Corp./1/                                     308         1,232
Caliper Technologies Corp./1/                      298         1,210
General Cable Corp.                                427         1,208
Oak Technology Inc./1/                             717         1,190
Liberate Technologies/1/                           890         1,175
Integrated Silicon Solution Inc./1/                401         1,131
SuperGen Inc./1/                                   416         1,127
MasTec Inc./1/                                     434         1,124
Aether Systems Inc./1/                             488         1,113
Vans Inc./1/                                       226         1,044
StorageNetworks Inc./1/                          1,040           978
Artesyn Technologies Inc./1/                       545           970
Avanex Corp./1/                                  1,212           909
Aspen Technology Inc./1/                           436           868
Zygo Corp./1/                                      188           832
EnPro Industries Inc./1/                           257           743
FSI International Inc./1/                          298           712
Sirius Satellite Radio Inc./1/                     731           664
Meridian Resource Corp. (The)/1/                   673           646
AXT Inc./1/                                        292           330
TOTAL COMMON STOCKS
  (COST: $159,136,102)                                   123,300,252

SHORT TERM INSTRUMENTS - 2.44%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                       2,613,748     2,613,748
BlackRock Temp Cash Money Market Fund          281,490       281,490
Dreyfus Money Market Fund                      123,581       123,581
Goldman Sachs Financial Square Prime
  Obligation Fund                                  878           878
TOTAL SHORT TERM INSTRUMENTS
  (COST: $3,019,697)                                       3,019,697

TOTAL INVESTMENTS IN
  SECURITIES - 102.26%
  (COST $162,155,799)                                    126,319,949
OTHER ASSETS, LESS LIABILITIES - (2.26%)                  (2,791,656)
                                                        ------------
NET ASSETS -- 100.00%                                   $123,528,293
                                                        ============

/1/  Non-income earning securities.

See Notes to Financial Statements.

38                               2002 iShares Semi-Annual Report to Shareholders

Schedule of Investments (Unaudited)

iSHARES DOW JONES U.S. ENERGY SECTOR INDEX FUND
October 31, 2002

Security                                      Shares        Value
-----------------------------------------------------------------
COMMON STOCKS - 99.93%
Exxon Mobil Corp.                            653,828  $22,007,850
ChevronTexaco Corp.                          308,188   20,842,754
ConocoPhillips                                92,710    4,496,435
Schlumberger Ltd.                            111,378    4,467,372
Occidental Petroleum Corp.                   121,817    3,475,439
Baker Hughes Inc.                             84,839    2,464,573
Anadarko Petroleum Corp.                      54,755    2,438,788
Burlington Resources Inc.                     54,790    2,257,348
Unocal Corp.                                  72,821    2,012,772
Apache Corp.                                  33,797    1,827,066
Murphy Oil Corp.                              20,181    1,691,773
Devon Energy Corp.                            32,789    1,655,845
Marathon Oil Corp.                            64,668    1,351,561
Transocean Inc.                               60,357    1,326,647
Kerr-McGee Corp.                              30,278    1,317,093
Halliburton Co.                               76,732    1,241,524
EOG Resources Inc.                            29,620    1,096,829
Amerada Hess Corp.                            20,897    1,072,016
Nabors Industries Ltd./1/                     30,330    1,060,640
Kinder Morgan Inc.                            25,915      948,748
BJ Services Co./1/                            29,643      899,072
Noble Corp./1/                                23,677      765,241
Weatherford International Ltd./1/             17,208      689,008
GlobalSantaFe Corp.                           28,785      687,962
Ocean Energy Inc.                             34,821      648,715
Pioneer Natural Resources Co./1/              21,707      539,853
Noble Energy Inc.                             14,625      532,204
Smith International Inc./1/                   16,624      519,666
Valero Energy Corp.                           14,648      515,756
ENSCO International Inc.                      18,580      502,403
Sunoco Inc.                                   12,634      378,767
Newfield Exploration Co./1/                   10,668      373,273
XTO Energy Inc.                               15,504      372,871
Cooper Cameron Corp./1/                        7,969      371,515
Diamond Offshore Drilling Inc.                17,189      359,250
Helmerich & Payne Inc.                        12,091      342,296
National-Oilwell Inc./1/                      11,241      234,375
Williams Companies Inc.                      113,216      212,846
Tidewater Inc.                                 7,480      210,712
Tom Brown Inc./1/                              8,725      208,528
Evergreen Resources Inc./1/                    4,249      174,761
Cabot Oil & Gas Corp. "A"                      7,739      169,175
Stone Energy Corp./1/                          4,845      155,815
Grant Prideco Inc./1/                         15,761      152,251
Key Energy Services Inc./1/                   16,292      145,488
Massey Energy Co.                             18,187      139,131
Varco International Inc./1/                    8,254      135,696
Hanover Compressor Co./1/                     10,761      112,883
Cimarex Energy Co./1/                          6,427      102,189
Forest Oil Corp./1/                            3,981       99,326
Vintage Petroleum Inc.                         8,378       80,429
Chesapeake Energy Corp.                       10,480       73,150
Lone Star Technologies Inc./1/                 4,846       63,240
SEACOR SMIT Inc./1/                            1,456       59,842
Veritas DGC Inc./1/                            4,425       38,940
Rowan Companies Inc.                           1,237       25,222
Patterson-UTI Energy Inc./1/                     622       17,988
TOTAL COMMON STOCKS
  (COST: $111,483,964)                                 90,162,912

SHORT TERM INSTRUMENTS - 3.92%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                     3,058,989    3,058,989
BlackRock Temp Cash Money Market Fund        334,701      334,701
Dreyfus Money Market Fund                    146,942      146,942
Goldman Sachs Financial Square Prime
  Obligation Fund                              1,043        1,043
TOTAL SHORT TERM INSTRUMENTS
  (COST: $3,541,675)                                    3,541,675

TOTAL INVESTMENTS IN
  SECURITIES - 103.85%
  (COST $115,025,639)                                  93,704,587
OTHER ASSETS, LESS LIABILITIES - (3.85%)               (3,477,888)
                                                      -----------
NET ASSETS -- 100.00%                                 $90,226,699
                                                      ===========

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      39

Schedule of Investments (Unaudited)

iSHARES DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
COMMON STOCKS - 99.92%
Pfizer Inc.                                  1,724,630  $ 54,791,495
Johnson & Johnson                              829,035    48,705,806
Merck & Co. Inc.                               626,805    33,997,903
Abbott Laboratories                            408,538    17,105,486
Pharmacia Corp.                                359,512    15,459,016
Amgen Inc./1/                                  328,299    15,285,602
Medtronic Inc.                                 338,516    15,165,517
Lilly (Eli) and Co.                            267,493    14,845,862
Bristol-Myers Squibb Co.                       539,755    13,283,371
Wyeth                                          369,246    12,369,741
Schering-Plough Corp.                          408,629     8,724,229
UnitedHealth Group Inc.                         84,545     7,689,368
HCA Inc.                                       129,052     5,612,471
Forest Laboratories Inc. "A"/1/                 50,073     4,906,653
Baxter International Inc.                      168,014     4,203,710
Tenet Healthcare Corp./1/                      135,997     3,909,914
Boston Scientific Corp./1/                      81,161     3,054,088
WellPoint Health Networks Inc./1/               40,578     3,051,871
Guidant Corp./1/                                85,220     2,519,955
Anthem Inc./1/                                  39,266     2,473,758
Stryker Corp.                                   38,173     2,408,716
Zimmer Holdings Inc./1/                         54,438     2,243,935
Biomet Inc.                                     74,694     2,200,485
Becton, Dickinson & Co.                         71,469     2,109,050
Genentech Inc./1/                               60,074     2,047,923
Allergan Inc.                                   35,996     1,959,982
IDEC Pharmaceuticals Corp./1/                   42,472     1,954,561
Gilead Sciences Inc./1/                         54,592     1,896,526
St. Jude Medical Inc./1/                        48,499     1,727,049
Aetna Inc.                                      41,921     1,689,416
Genzyme Corp. - General Division/1/             59,171     1,647,912
MedImmune Inc./1/                               60,297     1,540,588
Biogen Inc./1/                                  41,410     1,519,333
CIGNA Corp.                                     39,064     1,411,773
Quest Diagnostics Inc./1/                       20,535     1,310,749
Health Management Associates Inc. "A"/1/        66,487     1,271,231
Chiron Corp./1/                                 30,724     1,213,598
Applera Corp. - Applied Biosystems Group        59,173     1,197,070
Monsanto Co.                                    71,937     1,189,119
Caremark Rx Inc./1/                             65,252     1,154,960
Mylan Laboratories Inc.                         34,798     1,095,093
Lincare Holdings Inc./1/                        29,891     1,018,386
Laboratory Corp. of America Holdings/1/         41,180       992,438
King Pharmaceuticals Inc./1/                    62,727       962,859
Express Scripts Inc. "A"/1/                     17,437       947,701
Varian Medical Systems Inc./1/                  18,791       906,102
Patterson Dental Co./1/                         17,311       891,690
Oxford Health Plans Inc./1/                     24,420       868,375
Alcon Inc./1/                                   20,902       857,400
Health Net Inc./1/                              35,017       819,398
Bard (C.R.) Inc.                                14,615       817,417
Watson Pharmaceuticals Inc./1/                  29,707       816,645
Hillenbrand Industries Inc.                     15,498       805,896
Cephalon Inc./1/                                15,370       772,650
DENTSPLY International Inc.                     19,108       705,467
Triad Hospitals Inc./1/                         18,904       689,996
Universal Health Services Inc. "B"/1/           14,031       680,223
First Health Group Corp./1/                     25,423       660,490
Henry Schein Inc./1/                            12,233       613,730
IVAX Corp./1/                                   46,900       588,595
Omnicare Inc.                                   25,877       562,307
AdvancePCS/1/                                   22,025       552,828
Humana Inc./1/                                  44,798       545,640
Manor Care Inc./1/                              27,467       543,023
Millennium Pharmaceuticals Inc./1/              72,771       541,416
Apogent Technologies Inc./1/                    29,706       540,055
Barr Laboratories Inc./1/                        8,840       520,057
Celgene Corp./1/                                21,922       485,572
Mid Atlantic Medical Services Inc./1/           13,180       479,752
Healthsouth Corp./1/                           109,078       474,489
Beckman Coulter Inc.                            17,019       473,979
Bausch & Lomb Inc.                              14,917       463,919
Steris Corp./1/                                 17,176       455,679

40                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND
October 31, 2002



Security                                          Shares         Value
----------------------------------------------------------------------
Charles River Laboratories International
  Inc./(1)/                                       12,269  $    450,886
Renal Care Group Inc./(1)/                        13,646       431,896
DaVita Inc./(1)/                                  17,870       428,344
Edwards Lifesciences Corp./(1)/                   16,440       422,344
Vertex Pharmaceuticals Inc./(1)/                  21,203       415,791
Accredo Health Inc./(1)/                           8,741       404,533
ICOS Corp./(1)/                                   15,629       386,193
Medicis Pharmaceutical Corp. "A"/(1)/              8,317       381,750
Techne Corp./(1)/                                 11,524       380,292
Neurocrine Biosciences Inc./(1)/                   8,445       379,181
Invitrogen Corp./(1)/                             13,619       378,881
Coventry Health Care Inc./(1)/                    11,295       377,931
Covance Inc./(1)/                                 16,761       373,435
Scios Inc./(1)/                                   12,938       373,391
Pharmaceutical Product Development
  Inc./(1)/                                       13,508       370,119
Apria Healthcare Group Inc./(1)/                  15,122       368,826
Cytyc Corp./(1)/                                  34,038       356,037
Community Health Systems Inc./(1)/                14,679       344,957
Affymetrix Inc./(1)/                              13,204       344,624
Quintiles Transnational Corp./(1)/                31,524       338,883
IDEXX Laboratories Inc./(1)/                       9,330       321,885
LifePoint Hospitals Inc./(1)/                     10,217       320,303
SICOR Inc./(1)/                                   21,438       319,212
Human Genome Sciences Inc./(1)/                   31,495       307,706
Andrx Group/(1)/                                  19,419       300,024
PacifiCare Health Systems Inc. "A"/(1)/            9,854       291,284
Trimeris Inc./(1)/                                 5,492       290,527
Pediatrix Medical Group Inc./(1)/                  7,157       286,280
Taro Pharmaceutical Industries Ltd./(1)/           7,968       276,888
Respironics Inc./(1)/                              8,425       269,095
ResMed Inc./(1)/                                   7,720       260,704
Invacare Corp.                                     8,167       258,077
Mentor Corp.                                       6,106       231,417
Enzon Inc./(1)/                                   11,864       230,162
NPS Pharmaceuticals Inc./(1)/                      8,401       218,258
Perrigo Co./(1)/                                  17,219       216,959
Syncor International Corp./(1)/                    5,721       204,983
Sepracor Inc./(1)/                                23,344       203,093
Protein Design Labs Inc./(1)/                     24,425       202,728
ICN Pharmaceuticals Inc.                          23,105       192,927
Delta & Pine Land Co.                              9,935       190,454
IGEN International Inc./(1)/                       5,056       181,005
US Oncology Inc./(1)/                             22,223       178,006
OSI Pharmaceuticals Inc./(1)/                     10,053       174,118
CV Therapeutics Inc./(1)/                          6,900       165,600
Province Healthcare Co./(1)/                      12,674       165,396
Alkermes Inc./(1)/                                17,798       164,098
Applera Corp. - Celera
  Genomics Group/(1)/                             19,078       157,203
Sybron Dental Specialties Inc./(1)/               10,518       151,985
Abgenix Inc./(1)/                                 21,002       142,814
Owens & Minor Inc.                                 9,434       138,868
Haemonetics Corp./(1)/                             6,485       137,547
SangStat Medical Corp./(1)/                        7,296       136,143
Regeneron Pharmaceuticals Inc./(1)/                8,300       125,579
ImClone Systems Inc./(1)/                         16,466       117,913
Biosite Inc./(1)/                                  4,029       116,358
Sunrise Assisted Living Inc./(1)/                  5,578       116,022
Orthodontic Centers of America Inc./(1)/          12,103       115,463
XOMA Ltd./(1)/                                    19,420       112,053
Myriad Genetics Inc./(1)/                          6,198       111,936
VISX Inc./(1)/                                    13,368       108,414
Ligand Pharmaceuticals Inc. "B"/(1)/              16,274       107,083
Cell Genesys Inc./(1)/                             9,908       103,737
Transkaryotic Therapies Inc./(1)/                  8,610       100,220
Inhale Therapeutic Systems Inc./(1)/              15,243        96,945
PolyMedica Corp./(1)/                              3,377        94,927
Albany Molecular Research Inc./(1)/                6,020        92,949
Enzo Biochem Inc./(1)/                             6,372        92,776
Incyte Genomics Inc./(1)/                         17,447        86,188
Datascope Corp.                                    3,436        85,285
PAREXEL International Corp./(1)/                   6,947        83,440
Tularik Inc./(1)/                                 11,185        81,315
Immunomedics Inc./(1)/                            11,582        80,842
Noven Pharmaceuticals Inc./(1)/                    6,231        79,819
Advanced Medical Optics Inc./(1)/                  8,141        78,968


SCHEDULES OF INVESTMENTS                                                      41
iSHARES DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND
October 31, 2002



Security                                          Shares         Value
----------------------------------------------------------------------
Cyberonics Inc./(1)/                               4,900  $     78,400
Alpharma Inc. "A"                                  8,170        77,452
Medarex Inc./(1)/                                 19,095        75,807
United Therapeutics Inc./(1)/                      4,824        72,119
Impath Inc./(1)/                                   4,484        71,973
ArthroCare Corp./(1)/                              6,068        66,081
Beverly Enterprises Inc./(1)/                     28,982        64,920
Pharmacopeia Inc./(1)/                             6,621        64,687
Nabi Biopharmaceuticals/(1)/                      10,762        64,034
Molecular Devices Corp./(1)/                       4,297        57,838
Gene Logic Inc./(1)/                               7,417        56,221
Maxygen Inc./(1)/                                  7,141        53,843
Cell Therapeutics Inc./(1)/                        8,709        53,822
Bio-Technology General Corp./(1)/                 16,164        51,240
Alexion Pharmaceuticals Inc./(1)/                  5,017        51,123
Cubist Pharmaceuticals Inc./(1)/                   7,853        50,730
CuraGen Corp./(1)/                                10,992        41,660
Guilford Pharmaceuticals Inc./(1)/                 8,087        40,597
Lexicon Genetics Inc./(1)/                         8,706        40,135
Praecis Pharmaceuticals Inc./(1)/                 14,094        38,336
Theragenics Corp./(1)/                             8,181        35,342
Geron Corp./(1)/                                   6,407        25,628
SuperGen Inc./(1)/                                 8,620        23,360
TOTAL COMMON STOCKS
  (COST: $418,044,057)                                     362,436,682

SHORT TERM INSTRUMENTS - 1.70%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                         5,342,766  $  5,342,766
BlackRock Temp Cash Money Market Fund            570,624       570,624
Dreyfus Money Market Fund                        250,518       250,518
Goldman Sachs Financial Square Prime
  Obligation Fund                                  1,779         1,779
TOTAL SHORT TERM INSTRUMENTS
  (COST: $6,165,687)                                         6,165,687

TOTAL INVESTMENTS IN
  SECURITIES - 101.62%
  (COST $424,209,744)                                      368,602,369
OTHER ASSETS, LESS LIABILITIES - (1.62%)                    (5,879,248)
                                                          ------------
NET ASSETS - 100.00%                                      $362,723,121
                                                          ============

/(1)/  Non-income earning securities.

See notes to financial statements.

42                               2002 iSHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Unaudited)
iSHARES DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND
October 31, 2002



Security                                       Shares         Value
-------------------------------------------------------------------
COMMON STOCKS - 100.02%
Microsoft Corp./(1)/                          540,208  $ 28,884,922
International Business Machines Corp.         189,820    14,984,391
Intel Corp.                                   746,703    12,917,962
Cisco Systems Inc./(1)/                       819,715     9,164,414
Dell Computer Corp./(1)/                      217,662     6,227,310
Hewlett-Packard Co.                           308,456     4,873,605
Oracle Corp./(1)/                             460,385     4,691,323
Texas Instruments Inc.                        194,255     3,080,884
QUALCOMM Inc./(1)/                             87,080     3,006,002
Applied Materials Inc./(1)/                   184,286     2,769,819
Motorola Inc.                                 257,604     2,362,229
EMC Corp./(1)/                                246,946     1,261,894
Maxim Integrated Products Inc./(1)/            36,197     1,152,512
Intuit Inc./(1)/                               21,744     1,128,948
Analog Devices Inc./(1)/                       40,938     1,097,138
Sun Microsystems Inc./(1)/                    363,696     1,076,904
Linear Technology Corp.                        35,532       982,104
Micron Technology Inc./(1)/                    61,100       977,600
Pitney Bowes Inc.                              26,679       895,080
Lexmark International Group Inc. "A"/(1)/      14,114       838,654
Electronic Data Systems Corp.                  53,796       810,168
Computer Associates International Inc.         51,287       762,125
KLA-Tencor Corp./(1)/                          21,195       754,754
Xilinx Inc./(1)/                               37,848       718,734
Veritas Software Corp./(1)/                    45,995       701,424
SunGard Data Systems Inc./(1)/                 31,228       692,325
Yahoo! Inc./(1)/                               45,867       684,336
Affiliated Computer Services
  Inc. "A"/(1)/                                14,028       645,989
Apple Computer Inc./(1)/                       40,178       645,660
Symantec Corp./(1)/                            15,932       637,280
Adobe Systems Inc.                             26,607       628,989
Computer Sciences Corp./(1)/                   18,120       585,095
Microchip Technology Inc./(1)/                 22,357       545,511
PeopleSoft Inc./(1)/                           29,809       539,543
Xerox Corp./(1)/                               80,362       533,604
Altera Corp./(1)/                              43,020       504,194
Novellus Systems Inc./(1)/                     15,913       502,851
Lucent Technologies Inc./(1)/                 384,443       472,865
Rockwell Collins                               20,492       461,685
BMC Software Inc./(1)/                         27,333       435,688
QLogic Corp./(1)/                              10,316       359,100
Siebel Systems Inc./(1)/                       47,536       357,471
BEA Systems Inc./(1)/                          42,299       342,157
Network Appliance Inc./(1)/                    37,078       332,627
Synopsys Inc./(1)/                              8,531       322,898
Tellabs Inc./(1)/                              41,690       320,179
Unisys Corp./(1)/                              35,768       312,255
JDS Uniphase Corp./(1)/                       135,262       303,122
Cadence Design Systems Inc./(1)/               29,769       301,560
Check Point Software Technologies
  Ltd./(1)/                                    19,815       273,249
Broadcom Corp. "A"/(1)/                        22,492       269,454
National Semiconductor Corp./(1)/              19,939       264,790
Network Associates Inc./(1)/                   16,441       261,247
Teradyne Inc./(1)/                             20,276       245,542
Intersil Corp. "A"/(1)/                        14,394       244,554
Mercury Interactive Corp./(1)/                  9,212       242,920
LSI Logic Corp./(1)/                           41,088       242,419
NCR Corp./(1)/                                 10,840       241,082
Advanced Micro Devices Inc./(1)/               38,077       233,793
Scientific-Atlanta Inc.                        17,485       213,492
WebMD Corp./(1)/                               33,263       209,890
Juniper Networks Inc./(1)/                     35,517       206,887
Storage Technology Corp./(1)/                  11,621       205,459
Corning Inc./(1)/                             105,872       197,981
Level 3 Communications Inc./(1)/               41,357       196,818
VeriSign Inc./(1)/                             23,822       191,767
Compuware Corp./(1)/                           39,487       191,551
Reynolds & Reynolds Co. (The) "A"               7,875       186,401
Zebra Technologies Corp. "A"/(1)/               2,997       184,375
Harris Corp.                                    6,836       180,334
Brocade Communications Systems Inc./(1)/       26,089       179,231
Lam Research Corp./(1)/                        14,140       178,023
CIENA Corp./(1)/                               47,595       175,150
3Com Corp./(1)/                                39,411       166,275
Emulex Corp./(1)/                               9,126       163,812


SCHEDULES OF INVESTMENTS                                                      43
iSHARES DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND
October 31, 2002

Security                                     Shares         Value
-----------------------------------------------------------------
Imation Corp./1/                              3,929  $    160,775
NVIDIA Corp./1/                              13,311       158,401
RF Micro Devices Inc./1/                     18,639       158,226
Overture Services Inc./1/                     5,723       157,554
Marvell Technology Group Ltd./1/              9,407       152,487
Advanced Fibre Communications Inc./1/         9,367       151,549
Autodesk Inc.                                12,839       150,216
Comverse Technology Inc./1/                  20,802       149,774
SanDisk Corp./1/                              7,575       149,758
Citrix Systems Inc./1/                       19,683       148,607
UTStarcom Inc./1/                             8,564       146,273
Rational Software Corp./1/                   21,735       143,886
Sybase Inc./1/                               11,047       141,512
Cree Inc./1/                                  8,160       140,760
ADC Telecommunications Inc./1/               88,833       140,356
Amdocs Ltd./1/                               20,088       140,214
Western Digital Corp./1/                     21,237       131,457
Applied Micro Circuits Corp./1/              33,449       130,451
CACI International Inc. "A"/1/                3,158       129,194
Edwards (J.D.) & Co./1/                      10,781       127,863
BearingPoint Inc./1/                         15,934       124,285
International Rectifier Corp./1/              7,082       122,306
IKON Office Solutions Inc.                   16,751       118,597
Fairchild Semiconductor International
  Corp. "A"/1/                                9,850       117,215
Integrated Device Technology Inc./1/         11,701       115,571
Semtech Corp./1/                              8,137       114,976
Cerner Corp./1/                               3,138       111,744
Polycom Inc./1/                              11,206       110,379
Electronics For Imaging Inc./1/               5,989       109,120
Skyworks Solutions Inc./1/                   15,345       108,949
Maxtor Corp./1/                              26,582        99,948
Avocent Corp./1/                              4,982        99,640
Hyperion Solutions Corp./1/                   3,664        98,928
Novell Inc./1/                               40,427        98,238
Borland Software Corp./1/                     7,148        95,998
Black Box Corp./1/                            2,246        94,961
Agere Systems Inc. "B"/1/                   101,588        94,477
Andrew Corp./1/                              10,860        93,396
Amphenol Corp. "A"/1/                         2,383        91,745
Varian Semiconductor Equipment
  Associates Inc./1/                          3,757        89,492
PMC-Sierra Inc./1/                           18,355        89,389
Intergraph Corp./1/                           4,755        87,492
Internet Security Systems Inc./1/             4,715        87,039
EarthLink Inc./1/                            14,045        85,815
NetIQ Corp./1/                                6,052        85,394
Henry (Jack) & Associates Inc.                8,273        85,038
Perot Systems Corp. "A"/1/                    7,936        84,439
Atmel Corp./1/                               48,391        80,813
Avaya Inc./1/                                40,368        80,736
Crown Castle International Corp./1/          22,320        78,120
InterDigital Communications Corp./1/          5,982        77,766
Foundry Networks Inc./1/                     10,961        77,494
Cypress Semiconductor Corp./1/               13,730        77,163
Gateway Inc./1/                              24,916        74,748
Mercury Computer Systems Inc./1/              2,477        74,684
Lattice Semiconductor Corp./1/               10,907        73,840
Macromedia Inc./1/                            6,554        73,470
Agere Systems Inc. "A"/1/                    81,419        70,835
Adaptec Inc./1/                              11,804        70,352
Plantronics Inc./1/                           4,651        69,672
Mentor Graphics Corp./1/                      7,247        68,796
TriQuint Semiconductor Inc./1/               13,564        68,498
Red Hat Inc./1/                              15,125        67,911
Ascential Software Corp./1/                  28,053        67,888
Parametric Technology Corp./1/               29,146        67,327
Documentum Inc./1/                            4,422        64,605
Ariba Inc./1/                                27,120        64,003
Micrel Inc./1/                                7,613        62,883
ADTRAN Inc./1/                                2,381        60,454
Rambus Inc./1/                               10,762        60,052
McDATA Corp. "A"/1/                           9,112        59,957
ATMI Inc./1/                                  3,233        59,455
Axcelis Technologies Inc./1/                 10,898        58,631
Inter-Tel Inc.                                2,132        57,628
Silicon Laboratories Inc./1/                  2,645        56,312
Brooks-PRI Automation Inc./1/                 3,672        56,145
Exar Corp./1/                                 4,386        55,264
American Management Systems Inc./1/           4,595        55,232
Hutchinson Technology Inc./1/                 2,656        55,218

44                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND
October 31, 2002

Security                                     Shares         Value
-----------------------------------------------------------------
Keane Inc./1/                                 6,674  $     54,994
Power Integrations Inc./1/                    3,083        54,384
Extreme Networks Inc./1/                     12,838        54,048
Credence Systems Corp./1/                     6,446        53,695
Sycamore Networks Inc./1/                    20,909        52,273
Quantum Corp./1/                             17,497        51,791
Echelon Corp./1/                              3,917        49,550
Advanced Digital Information Corp./1/         6,945        49,171
Advent Software Inc./1/                       3,410        48,115
Legato Systems Inc./1/                       12,670        46,119
CommScope Inc./1/                             5,846        45,891
Tekelec/1/                                    5,290        45,811
TIBCO Software Inc./1/                        9,126        45,630
Zoran Corp./1/                                2,986        44,759
Actel Corp./1/                                2,725        44,118
Informatica Corp./1/                          8,375        43,550
Iomega Corp./1/                               5,059        43,507
DSP Group Inc./1/                             3,041        43,489
FileNET Corp./1/                              3,983        43,216
Quest Software Inc./1/                        3,843        41,966
RealNetworks Inc./1/                         11,939        41,906
Trimble Navigation Ltd./1/                    3,125        40,934
MICROS Systems Inc./1/                        1,964        40,773
Photronics Inc./1/                            3,313        40,220
PanAmSat Corp./1/                             2,062        40,209
Silicon Storage Technology Inc./1/            8,988        40,086
Vitesse Semiconductor Corp./1/               22,196        39,065
Imagistics International Inc./1/              2,097        39,025
webMethods Inc./1/                            5,342        38,623
SERENA Software Inc./1/                       2,324        37,091
Agile Software Corp./1/                       5,324        36,256
Conexant Systems Inc./1/                     29,380        36,137
GlobeSpanVirata Inc./1/                      12,558        34,911
Cohu Inc.                                     2,152        33,959
CIBER Inc./1/                                 6,284        33,808
Verity Inc./1/                                3,714        33,500
Amkor Technology Inc./1/                      9,448        33,257
Powerwave Technologies Inc./1/                7,214        33,257
Systems & Computer Technology Corp./1/        3,495        32,923
DuPont Photomasks Inc./1/                     1,559        32,568
LTX Corp./1/                                  5,251        32,556
E.piphany Inc./1/                             8,076        32,304
S1 Corp./1/                                   7,240        32,066
Silicon Image Inc./1/                         6,810        30,509
Cirrus Logic Inc./1/                          9,197        30,350
Vignette Corp./1/                            27,831        29,501
IDX Systems Corp./1/                          1,883        29,299
American Tower Corp. "A"/1/                  20,618        29,071
Kopin Corp./1/                                7,724        28,656
RSA Security Inc./1/                          6,261        27,987
Wind River Systems Inc./1/                    7,718        27,939
Digital River Inc./1/                         2,557        26,695
InFocus Corp./1/                              4,395        25,755
CNET Networks Inc./1/                        12,768        25,281
Dendrite International Inc./1/                4,079        25,167
Asyst Technologies Inc./1/                    4,186        25,116
JDA Software Group Inc./1/                    2,789        24,404
Cable Design Technologies Corp./1/            4,953        24,270
New Focus Inc./1/                             7,081        23,651
Interwoven Inc./1/                           11,767        23,052
Keynote Systems Inc./1/                       2,703        20,975
ESS Technology Inc./1/                        3,841        20,933
Kulicke & Soffa Industries Inc./1/            5,493        20,599
M-Systems Flash Disk Pioneers Ltd./1/         3,015        20,200
F5 Networks Inc./1/                           2,103        19,747
Stratex Networks Inc./1/                      8,436        19,403
Manugistics Group Inc./1/                     6,578        19,076
Computer Network Technology Corp./1/          3,123        19,050
Retek Inc./1/                                 5,820        19,031
Ultratech Stepper Inc./1/                     2,150        18,920
Micromuse Inc./1/                             8,221        18,908
Silicon Graphics Inc./1/                     20,570        16,867
C-COR.net Corp./1/                            4,020        16,675
SonicWALL Inc./1/                             5,993        16,661
Packeteer Inc./1/                             3,095        16,404
MRO Software Inc./1/                          2,152        15,624
REMEC Inc./1/                                 4,733        15,240
PC-Tel Inc./1/                                2,210        15,028
Siliconix Inc./1/                               667        14,874
McDATA Corp. "B"/1/                           2,230        14,829

Schedules of Investments                                                      45
iSHARES DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND
October 31, 2002

Security                                         Shares         Value
---------------------------------------------------------------------
MatrixOne Inc./1/                                 5,115  $     13,452
WatchGuard Technologies Inc./1/                   3,075        13,219
Concurrent Computer Corp./1/                      6,781        12,613
Finisar Corp./1/                                 16,295        12,221
Entrust Inc./1/                                   5,382        12,163
Harmonic Inc./1/                                  6,569        11,759
MRV Communications Inc./1/                       10,360        11,707
RadiSys Corp./1/                                  1,732        11,587
Viewpoint Corp./1/                                3,732        11,569
Alliance Semiconductor Corp./1/                   2,764        11,526
Actuate Corp./1/                                  6,233        11,344
Caliper Technologies Corp./1/                     2,731        11,088
Centillium Communications Inc./1/                 3,479        10,576
Liberate Technologies/1/                          7,932        10,470
Transmeta Corp./1/                               11,455        10,424
Oak Technology Inc./1/                            6,159        10,224
General Cable Corp.                               3,595        10,174
Avanex Corp./1/                                  13,029         9,772
StorageNetworks Inc./1/                          10,057         9,454
Integrated Silicon Solution Inc./1/               3,036         8,562
Aspen Technology Inc./1/                          3,868         7,697
FSI International Inc./1/                         2,800         6,692
Arris Group Inc./1/                               3,723         6,478
AXT Inc./1/                                       2,333         2,636
TOTAL COMMON STOCKS
  (Cost: $251,609,231)                                    133,758,881

SHORT TERM INSTRUMENTS - 2.14%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                        2,471,317     2,471,317
BlackRock Temp Cash Money Market Fund           273,662       273,662
Dreyfus Money Market Fund                       120,144       120,144
Goldman Sachs Financial Square Prime
  Obligation Fund                                   853           853
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $2,865,976)                                        2,865,976

TOTAL INVESTMENTS IN SECURITIES - 102.16%
  (Cost $254,475,207)                                     136,624,857
Other Assets, Less Liabilities - (2.16%)                   (2,890,570)
                                                         ------------
NET ASSETS - 100.00%                                     $133,734,287
                                                         ============

/1/  Non-income earning securities.

See notes to financial statements.

46                               2002 iShares Semi-Annual Report to Shareholders

Schedule of Investments (Unaudited)

iSHARES DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND
October 31, 2002

Security                                         Shares        Value
--------------------------------------------------------------------
COMMON STOCKS - 99.48%
Verizon Communications Inc.                     451,183  $17,036,670
SBC Communications Inc.                         513,665   13,180,644
AT&T Wireless Services Inc./1/                  523,433    3,595,985
AT&T Corp.                                      270,241    3,523,943
Citizens Communications Co./1/                  418,514    3,482,037
Alltel Corp.                                     66,337    3,297,612
CenturyTel Inc.                                 115,017    3,258,432
BellSouth Corp.                                 123,914    3,240,351
Sprint Corp. (FON Group)                        229,701    2,852,886
Telephone & Data Systems Inc.                    54,536    2,775,882
BCE Inc.                                        155,399    2,696,173
Nextel Communications Inc. "A"/1/               213,397    2,407,118
Vodafone Group PLC ADR                          126,820    2,018,974
Broadwing Inc./1/                               545,327    1,243,346
Qwest Communications International
  Inc./1/                                       321,917    1,091,299
United States Cellular Corp./1/                  38,174    1,053,602
Sprint Corp. (PCS Group)/1/                     131,563      457,839
SureWest Communications                           8,986      273,174
Nextel Partners Inc. "A"/1/                      38,087      270,875
IDT Corp. "B"/1/                                 10,519      165,148
Metro One Telecommunications Inc./1/             32,107      144,128
IDT Corp.(1)                                      6,879      118,319
Western Wireless Corp. "A"/1/                    19,711       68,003
Triton PCS Holdings Inc. "A"/1/                   7,511       18,402
Aether Systems Inc./1/                            6,594       15,034
Wireless Facilities Inc./1/                       2,869       12,911
TOTAL COMMON STOCKS
  (Cost: $85,084,551)                                     68,298,787

SHORT TERM INSTRUMENTS - 10.12%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                        5,997,236    5,997,236
BlackRock Temp Cash Money Market Fund           661,721      661,721
Dreyfus Money Market Fund                       290,511      290,511
Goldman Sachs Financial Square Prime
  Obligation Fund                                 2,063        2,063
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $6,951,531)                                       6,951,531

TOTAL INVESTMENTS IN
  SECURITIES - 109.60%
  (Cost $92,036,082)                                      75,250,318
Other Assets, Less Liabilities - (9.60%)                  (6,590,931)
                                                         -----------
NET ASSETS - 100.00%                                     $68,659,387
                                                         ===========

/1/  Non-income earning securities.

See notes to financial statements.

Schedules of Investments                                                      47

Schedule of Investments (Unaudited)

iSHARES DOW JONES U.S. UTILITIES SECTOR INDEX FUND
October 31, 2002

Security                                          Shares         Value
----------------------------------------------------------------------
COMMON STOCKS - 99.71%
Southern Co.                                     568,579  $ 16,886,796
Duke Energy Corp.                                668,504    13,697,647
Exelon Corp.                                     259,063    13,056,775
Dominion Resources Inc.                          223,158    10,711,584
FPL Group Inc.                                   146,125     8,618,453
Entergy Corp.                                    179,761     7,925,662
FirstEnergy Corp.                                238,804     7,749,190
Consolidated Edison Inc.                         170,097     7,241,029
Progress Energy Inc.                             158,171     6,598,894
American Electric Power Co. Inc.                 247,095     6,335,516
DTE Energy Co.                                   134,342     6,057,481
Public Service Enterprise Group Inc.             166,868     4,780,768
Ameren Corp.                                     116,320     4,699,328
Cinergy Corp.                                    134,050     4,170,295
KeySpan Corp.                                    111,624     4,077,625
PPL Corp.                                        116,642     4,036,980
Sempra Energy                                    166,238     3,680,509
El Paso Corp.                                    469,285     3,636,959
PG&E Corp./1/                                    310,611     3,370,129
Constellation Energy Group Inc.                  131,399     3,361,186
Xcel Energy Inc.                                 314,466     3,270,446
TXU Corp.                                        223,385     3,205,575
American Water Works Inc.                         66,179     2,963,496
NiSource Inc.                                    165,602     2,735,745
Pepco Holdings Inc.                              130,022     2,691,455
Edison International/1/                          261,436     2,627,432
Energy East Corp.                                115,302     2,455,933
SCANA Corp.                                       84,062     2,452,929
Wisconsin Energy Corp.                            93,462     2,147,757
TECO Energy Inc.                                 136,398     2,018,690
Pinnacle West Capital Corp.                       68,002     1,938,057
NSTAR                                             42,578     1,786,147
Equitable Resources Inc.                          49,744     1,770,886
Questar Corp.                                     65,334     1,685,617
Northeast Utilities                              103,956     1,564,538
CenterPoint Energy Inc.                          214,948     1,521,832
Puget Energy Inc.                                 69,554     1,480,805
MDU Resources Group Inc.                          56,845     1,402,366
DPL Inc.                                         101,497     1,400,659
Hawaiian Electric Industries Inc.                 28,997     1,388,086
Vectren Corp.                                     54,311     1,337,680
National Fuel Gas Co.                             63,339     1,277,548
Alliant Energy Corp.                              72,442     1,160,521
Great Plains Energy Inc.                          49,599     1,118,457
NICOR Inc.                                        35,959     1,116,167
Peoples Energy Corp.                              28,415     1,032,885
OGE Energy Corp.                                  62,459       996,221
WPS Resources Corp.                               25,183       974,330
Philadelphia Suburban Corp.                       45,067       968,490
AGL Resources Inc.                                40,920       961,620
DQE Inc.                                          59,428       947,282
Piedmont Natural Gas Co.                          25,945       927,793
CMS Energy Corp.                                 115,480       904,208
WGL Holdings Inc.                                 38,935       900,567
IDACORP Inc.                                      30,001       780,326
ONEOK Inc.                                        38,588       730,857
Energen Corp.                                     24,862       693,650
Mirant Corp./1/                                  319,981       684,759
AES Corp. (The)/1/                               371,663       657,844
PNM Resources Inc.                                29,091       641,457
Northwest Natural Gas Co.                         20,172       604,757
Calpine Corp./1/                                 300,055       600,110
Allegheny Energy Inc.                            100,080       570,456
Black Hills Corp.                                 21,142       557,092
Aquila Inc.                                      144,250       533,725
Cleco Corp.                                       37,739       526,459
Sierra Pacific Resources                          81,955       490,091
Westar Energy Inc.                                45,067       488,977
Southern Union Co./1/                             36,610       451,767
UniSource Energy Corp.                            26,817       444,090
El Paso Electric Co./1/                           40,421       441,802
Reliant Resources Inc./1/                        216,327       406,695
Avista Corp.                                      37,873       390,092
NUI Corp.                                         12,450       154,878
Dynegy Inc. "A"                                  216,918       147,504
TOTAL COMMON STOCKS
  (Cost: $256,264,442)                                     208,822,414

48                               2002 iShares Semi-Annual Report to Shareholders
iSHARES DOW JONES U.S. UTILITIES SECTOR INDEX FUND
October 31, 2002

Security                                        Shares         Value
--------------------------------------------------------------------
SHORT TERM INSTRUMENTS - 4.28%
Barclays Global Investors Funds
  Institutional Money Market Fund,
  Institutional Shares                       7,727,854  $  7,727,854
BlackRock Temp Cash Money Market Fund          851,733       851,733
Dreyfus Money Market Fund                      373,932       373,932
Goldman Sachs Financial Square Prime
  Obligation Fund                                2,655         2,655
TOTAL SHORT TERM INSTRUMENTS
  (Cost: $8,956,174)                                       8,956,174

TOTAL INVESTMENTS IN
  SECURITIES - 103.99%
  (Cost $265,220,616)                                   $217,778,588
Other Assets, Less Liabilities - (3.99%)                  (8,350,337)
                                                        ------------

NET ASSETS - 100.00%                                    $209,428,251
                                                        ============

/1/  Non-income earning securities.

See Notes to Financial Statements.

Schedules of Investments                                                      49

Statements of Assets and Liabilities (Unaudited)

iSHARES TRUST
October 31, 2002

                                                                             iShares Dow Jones U.S.
                                           ---------------------------------------------------------------------------------------
                                                 Total       Energy   Healthcare    Technology  Telecommunications       Utilities
                                                Market       Sector       Sector        Sector              Sector          Sector
                                            Index Fund   Index Fund   Index Fund    Index Fund          Index Fund      Index Fund
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                       $162,155,799 $115,025,639 $424,209,744  $254,475,207  $       92,036,082  $  265,220,616
                                          ------------ ------------  -----------  ------------  ------------------  --------------
Investments in securities, at value
  (including securities on loan/1/
  (Note 1)                                $126,319,949 $ 93,704,587 $368,602,369  $136,624,857  $       75,250,318  $  217,778,588
Receivables:
  Investment securities sold                         -            -            -     1,102,660           2,155,670               -
  Dividends and interest                       160,357       69,693      340,285         6,750             297,909         618,603
                                          ------------ ------------ ------------  ------------  ------------------  --------------
Total Assets                               126,480,306   93,774,280  368,942,654   137,734,267          77,703,897     218,397,191
                                          ------------ ------------ ------------  ------------  ------------------  --------------

LIABILITIES
Payables:
  Investment securities purchased                    -            -            -     1,057,021           2,150,489               -
  Collateral for securities on loan
    (Note 5)                                 2,911,898    3,462,339    5,902,870     2,830,914           6,845,225       8,810,824
  Advisory fees (Note 2)                        40,115       85,242      316,663       112,045              48,796         158,116
                                          ------------ ------------ ------------  ------------  ------------------  --------------
Total Liabilities                            2,952,013    3,547,581    6,219,533     3,999,980           9,044,510       8,968,940
                                          ------------ ------------ ------------  ------------  ------------------  --------------
NET ASSETS                                $123,528,293 $ 90,226,699 $362,723,121  $133,734,287  $       68,659,387  $  209,428,251
                                          ============ ============ ============  ============  ==================  ==============

Net assets consist of:
  Paid-in capital                         $165,304,800 $118,190,406 $422,052,098  $277,474,430  $      115,349,659  $  265,634,004
  Undistributed net investment
    income (accumulated net
    investment loss)                           246,292       11,053      104,779      (183,882)            261,084         692,408
  Accumulated net realized loss             (6,186,949)  (6,653,708)  (3,826,381)  (25,705,911)        (30,165,592)     (9,456,133)
  Net unrealized depreciation              (35,835,850) (21,321,052) (55,607,375) (117,850,350)        (16,785,764)    (47,442,028)
                                          ------------ ------------ ------------  ------------  ------------------  --------------
NET ASSETS                                $123,528,293 $ 90,226,699 $362,723,121  $133,734,287  $       68,659,387  $  209,428,251
                                          ============ ============ ============  ============  ==================  ==============
iShares outstanding                          3,000,000    2,350,000    7,400,000     4,150,000           3,750,000       4,550,000
                                          ============ ============ ============  ============  ==================  ==============
Net asset value per iShare                $      41.18 $      38.39 $      49.02  $      32.23  $            18.31  $        46.03
                                          ============ ============ ============  ============  ==================  ==============

/1/ Securities on loan with market values of $2,735,102, $3,343,045, $5,674,597, $2,400,222, $6,261,835 and $8,046,023, respectively. See Note
     5.

See notes to financial statements.

50                               2002 iShares Semi-Annual Report to Shareholders

Statements of Operations (Unaudited)

iSHARES TRUST
For the six months ended October 31, 2002


                                                           iShares Dow Jones U.S.
                           -----------------------------------------------------------------------------------------
                                 Total        Energy    Healthcare    Technology  Telecommunications       Utilities
                                Market        Sector        Sector        Sector              Sector          Sector
                            Index Fund    Index Fund    Index Fund    Index Fund          Index Fund      Index Fund
--------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends/1/            $    994,794  $  1,020,518   $ 1,742,842  $    180,160  $          651,053  $    3,857,982
  Interest                       1,003           867         2,197           730                 672           2,023
  Securities lending
    income                       2,935         1,331         7,311         5,339               3,033           6,003
                          ------------  ------------  ------------  ------------  ------------------  --------------
Total investment income        998,732     1,022,716     1,752,350       186,229             654,758       3,866,008
                          ------------  ------------  ------------  ------------  ------------------  --------------
EXPENSES (NOTE 2)
  Advisory fees                116,682       262,801       788,980       370,111             145,402         464,069
                          ------------  ------------  ------------  ------------  ------------------  --------------
Total expenses                 116,682       262,801       788,980       370,111             145,402         464,069
                          ------------  ------------  ------------  ------------  ------------------  --------------
Net investment income
  (loss)                       882,050       759,915       963,370      (183,882)            509,356       3,401,939
                          ------------  ------------  ------------  ------------  ------------------  --------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
  Net realized gain (loss) from:
    Investments             (2,147,204)   (3,696,710)   (2,686,453)   (9,474,893)        (12,555,491)     (4,094,827)
    In-kind redemptions              -      (303,164)      629,662      (615,327)           (621,811)        876,541
                          ------------  ------------  ------------- ------------  ------------------  --------------
  Net realized loss         (2,147,204)   (3,999,874)   (2,056,791)  (10,090,220)        (13,177,302)     (3,218,286)
                          ------------  ------------  ------------  ------------  ------------------  --------------
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments            (20,464,759)  (17,016,615)  (32,300,834)  (27,610,967)          5,461,968     (46,169,678)
                          ------------  ------------  ------------  ------------  ------------------  --------------
Net realized and
  unrealized loss          (22,611,963)  (21,016,489)  (34,357,625)  (37,701,187)         (7,715,334)    (49,387,964)
                          ------------  ------------  ------------  ------------  ------------------  --------------
NET DECREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS              $(21,729,913) $(20,256,574) $(33,394,255) $(37,885,069) $       (7,205,978) $  (45,986,025)
                          ============  ============  ============  ============  ==================  ==============

/1/ Net of foreign withholding tax of $74, $--, $--, $--, $4,276 and $--, respectively.

See notes to financial statements.

Financial Statements                                                          51

Statements of Changes in Net Assets

iSHARES TRUST

                                iShares Dow Jones U.S.            iShares Dow Jones U.S.            iShares Dow Jones U.S.
                                     Total Market                     Energy Sector                   Healthcare Sector
                                      Index Fund                        Index Fund                        Index Fund
                           --------------------------------  --------------------------------  --------------------------------
                                For the six                       For the six                       For the six
                               months ended         For the      months ended         For the      months ended         For the
                           October 31, 2002      year ended  October 31, 2002      year ended  October 31, 2002      year ended
                                (Unaudited)  April 30, 2002       (Unaudited)  April 30, 2002       (Unaudited)  April 30, 2002
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
 IN NET ASSETS
OPERATIONS:
  Net investment income       $   882,050     $ 1,008,136       $   759,915     $   929,420       $   963,370     $   820,139
  Net realized loss            (2,147,204)     (3,591,113)       (3,999,874)     (2,334,242)       (2,056,791)       (729,521)
  Net change in
    unrealized
    appreciation
    (depreciation)            (20,464,759)     (8,864,130)      (17,016,615)     (7,643,808)      (32,300,834)    (20,575,403)
                             ------------    ------------       -----------    ------------      ------------    ------------
Net decrease in net
  assets resulting from
  operations                  (21,729,913)    (11,447,107)      (20,256,574)     (9,048,630)      (33,394,255)    (20,484,785)
                             ------------    ------------       -----------    ------------      ------------    ------------
DISTRIBUTIONS TO
  iSHAREHOLDERS:
  From net investment
    income                       (771,741)       (935,453)         (748,862)       (943,167)         (858,591)       (847,090)
                             ------------    ------------       -----------    ------------      ------------    ------------
Total distributions to
  iShareholders                  (771,741)       (935,453)         (748,862)       (943,167)         (858,591)       (847,090)
                             ------------    ------------       -----------    ------------      ------------    ------------
iSHARES TRANSACTIONS:

  iShares sold                 24,890,024      66,897,889        28,243,361      96,976,914       163,208,385     155,320,839
  iShares redeemed                      -               -       (21,808,012)    (36,344,362)       (2,464,990)     (6,025,821)
                             ------------    ------------       -----------    ------------      ------------    ------------
Net increase in net
  assets from iShares
  transactions                 24,890,024      66,897,889         6,435,349      60,632,552       160,743,395     149,295,018
                             ------------    ------------       -----------    ------------      ------------    ------------
INCREASE (DECREASE) IN
  NET ASSETS                    2,388,370      54,515,329       (14,570,087)     50,640,755       126,490,549     127,963,143

NET ASSETS:

Beginning of period           121,139,923      66,624,594       104,796,786      54,156,031       236,232,572     108,269,429
                             ------------    ------------       -----------    ------------      ------------    ------------
End of period                $123,528,293    $121,139,923       $90,226,699    $104,796,786      $362,723,121    $236,232,572
                             ============    ============       ===========    ============      ============    ============

Undistributed net
  investment income
  included in net assets
  at end of period            $   246,292     $   135,983       $    11,053     $         -       $   104,779     $         -
                              ===========     ===========       ===========     ===========       ===========     ===========

iSHARES ISSUED AND
 REDEEMED:
  iShares sold                    600,000       1,250,000           700,000       1,950,000         3,300,000       2,500,000
  iShares redeemed                      -               -          (500,000)       (750,000)          (50,000)       (100,000)
                              -----------     -----------       -----------     -----------       -----------     -----------
Net increase in iShares
  outstanding                     600,000       1,250,000           200,000       1,200,000         3,250,000       2,400,000
                              ===========     ===========       ===========     ===========       ===========     ===========

See notes to financial statements.

52                               2002 iShares Semi-Annual Report to Shareholders
iSHARES TRUST


                                iShares Dow Jones U.S.            iShares Dow Jones U.S.            iShares Dow Jones U.S.
                                  Technology Sector                 Telecommunications                 Utilities Sector
                                      Index Fund                    Sector Index Fund                     Index Fund
                           --------------------------------  --------------------------------  --------------------------------
                                For the six                       For the six                       For the six
                               months ended         For the      months ended         For the      months ended         For the
                           October 31, 2002      year ended  October 31, 2002      year ended  October 31, 2002      year ended
                                (Unaudited)  April 30, 2002       (Unaudited)  April 30, 2002       (Unaudited)  April 30, 2002
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
  IN NET ASSETS

OPERATIONS:
  Net investment income
    (loss)                    $  (183,882)    $  (509,559)   $        509,356  $     556,912    $   3,401,939    $   2,088,161
  Net realized loss           (10,090,220)    (11,047,388)        (13,177,302)   (13,794,239)      (3,218,286)      (5,592,374)
  Net change in
    unrealized
    appreciation
    (depreciation)            (27,610,967)    (35,941,517)          5,461,968    (15,468,776)     (46,169,678)      (1,957,867)
                             ------------    ------------    ----------------  -------------    -------------    -------------
Net decrease in net
  assets resulting from
  operations                  (37,885,069)    (47,498,464)         (7,205,978)   (28,706,103)     (45,986,025)      (5,462,080)
                             ------------    ------------    ----------------  -------------    -------------    -------------
Undistributed net
  investment income
  included in the price
  of capital shares
  issued or redeemed                    -               -                   -              -        1,733,000           39,000
                             ------------    ------------    ----------------  -------------    -------------    -------------
DISTRIBUTIONS TO
  iSHAREHOLDERS:
  From net investment
    income                              -               -            (436,663)      (478,411)      (3,099,222)      (1,742,945)
                             ------------    ------------    ----------------  -------------    -------------    -------------
Total distributions to
  iShareholders                         -               -            (436,663)      (478,411)      (3,099,222)      (1,742,945)
                             ------------    ------------    ----------------  -------------    -------------    -------------
iSHARES TRANSACTIONS:
  iShares sold                 43,251,346      83,384,237          58,828,047     36,062,400      153,590,083      189,213,377
  iShares redeemed            (12,704,866)     (5,803,186)        (33,989,149)   (11,017,662)     (77,627,451)     (44,205,167)
                             ------------    ------------    ----------------  -------------    -------------    -------------
Net increase in net
  assets from iShares
  transactions                 30,546,480      77,581,051          24,838,898     25,044,738       75,962,632      145,008,210
                             ------------    ------------    ----------------  -------------    -------------    -------------
INCREASE (DECREASE) IN
  NET ASSETS                   (7,338,589)     30,082,587          17,196,257     (4,139,776)      28,610,385      137,842,185

NET ASSETS:

Beginning of period           141,072,876     110,990,289          51,463,130     55,602,906      180,817,866       42,975,681
                             ------------    ------------    ----------------  -------------    -------------    -------------
End of period                $133,734,287    $141,072,876    $     68,659,387  $  51,463,130    $ 209,428,251    $ 180,817,866
                             ============    ============    ================  =============    =============    =============

Undistributed net
  investment income
  (accumulated net
  investment loss)
  included in net assets
  at end of period            $  (183,882)    $         -    $        261,084  $     188,391    $     692,408    $     389,691
                              ===========     ===========    ================  =============    =============    =============
iSHARES ISSUED AND
 REDEEMED:

  iShares sold                  1,300,000       1,600,000           3,100,000      1,200,000        3,200,000        2,950,000
  iShares redeemed               (400,000)       (100,000)         (1,650,000)      (350,000)      (1,400,000)        (700,000)
                              -----------     -----------    ----------------  -------------    -------------    -------------
Net increase in iShares
  outstanding                     900,000       1,500,000           1,450,000        850,000        1,800,000        2,250,000
                              ===========     ===========    ================  =============    =============    =============


See notes to financial statements.

Financial Statements                                                          53

Financial Highlights

iSHARES TRUST
(For a share outstanding throughout each period)


                                         iShares Dow Jones                               iShares Dow Jones
                                         U.S. Total Market                               U.S. Energy Sector
                                             Index Fund                                      Index Fund
                           --------------------------------------------------  ------------------------------------------------
                              Six months                          Period from      Six months                       Period from
                                   ended                     Jun. 12, 2000/1/           ended                  Jun. 12, 2000/1/
                           Oct. 31, 2002         Year ended                to   Oct. 31, 2002      Year ended                to
                             (Unaudited)      Apr. 30, 2002     Apr. 30, 2001     (Unaudited)   Apr. 30, 2002     Apr. 30, 2001
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD      $       50.47      $       57.93   $       67.15       $     48.74     $     57.01     $       50.79
                           -------------      -------------   -------------       -----------     -----------     -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income             0.32               0.57            0.42              0.35            0.63              0.40
  Net realized and
    unrealized gain
    (loss)                         (9.32)             (7.46)          (9.27)           (10.35)          (8.26)             6.24
                           -------------      -------------   -------------       -----------     -----------     -------------
Total from investment
  operations                       (9.00)             (6.89)          (8.85)           (10.00)          (7.63)             6.64
                           -------------      -------------   -------------       -----------     -----------     -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.29)             (0.57)          (0.36)            (0.35)          (0.64)            (0.42)
  Net realized gain                    -                  -           (0.01)                -               -                 -
                           -------------      -------------   -------------       -----------     -----------     -------------
Total distributions                (0.29)             (0.57)          (0.37)            (0.35)          (0.64)            (0.42)
                           -------------      -------------   -------------       -----------     -----------     -------------
NET ASSET VALUE, END OF
  PERIOD                   $       41.18      $       50.47   $       57.93       $     38.39     $     48.74     $       57.01
                           =============      =============   =============       ===========     ===========     =============
TOTAL RETURN                      (17.88)%/2/        (11.93)%        (13.20)%/2/       (20.59)%/2/     (13.34)%           13.13%/2/
                           =============      =============   =============       ===========     ===========     =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000s)          $     123,528      $     121,140   $      66,625       $    90,227     $   104,797     $      54,156
  Ratio of expenses to
    average net assets/3/           0.20%              0.20%           0.20%             0.60%           0.60%             0.60%
  Ratio of net investment
    income to average net
    assets/3/                       1.51%              1.15%           0.98%             1.73%           1.32%             0.94%
  Portfolio turnover
    rate/4/                            2%                 5%              5%                9%             18%               20%

/1/  Commencement of operations.
/2/  Not annualized.
/3/  Annualized for periods of less than one year.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

54                               2002 iShares Semi-Annual Report to Shareholders
iSHARES TRUST
(For a share outstanding throughout each period)


                                         iShares Dow Jones                                 iShares Dow Jones
                                       U.S. Healthcare Sector                           U.S. Technology Sector
                                             Index Fund                                       Index Fund
                           ----------------------------------------------  ---------------------------------------------------
                              Six months                      Period from     Six months                           Period from
                                   ended                 Jun. 12, 2000/1/          ended                       May 15, 2000/1/
                           Oct. 31, 2002     Year ended                to  Oct. 31, 2002       Year ended                   to
                             (Unaudited)  Apr. 30, 2002     Apr. 30, 2001    (Unaudited)    Apr. 30, 2002        Apr. 30, 2001
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD      $       56.92      $    61.87   $       59.53      $    43.41       $    63.42        $      116.57
                           -------------      ----------   -------------      ----------       ----------        -------------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                          0.17            0.26            0.13           (0.04)           (0.16)               (0.29)
  Net realized and
    unrealized gain
    (loss)                         (7.91)          (4.94)           2.44          (11.14)          (19.85)              (52.86)
                           -------------      ----------   -------------      ----------       ----------        -------------
Total from investment
  operations                       (7.74)          (4.68)           2.57          (11.18)          (20.01)              (53.15)
                           -------------      ----------   -------------      ----------       ----------        -------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.16)          (0.27)          (0.14)              -                -                    -
  Net realized gain                    -               -           (0.09)              -                -                    -
                           -------------      ----------   -------------      ----------       ----------        -------------
Total distributions                (0.16)          (0.27)          (0.23)              -                -                    -
                           -------------      ----------   -------------      ----------       ----------        -------------
NET ASSET VALUE, END OF
  PERIOD                   $       49.02      $    56.92   $       61.87      $    32.23       $    43.41        $       63.42
                           =============      ==========   =============      ==========       ==========        =============
TOTAL RETURN                      (13.60)%/2/      (7.60)%          4.29%/2/      (25.76)%/2/      (31.55)%             (45.60)%/2/
                           =============      ==========   =============      ==========       ==========        =============

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000s)          $     362,723      $  236,233   $    108,269       $  133,734       $  141,073        $     110,990
  Ratio of expenses to
    average net assets/3/           0.60%           0.60%          0.60%            0.60%            0.60%                0.60%
  Ratio of net investment
    income (loss) to
    average net assets/3/           0.73%           0.45%          0.29%           (0.30)%         (0.41)%               (0.47)%
  Portfolio turnover
    rate/4/                            2%              3%             5%               2%              8%                   11%


/1/  Commencement of operations.
/2/  Not annualized.
/3/  Annualized for periods of less than one year.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

Financial Highlights                                                          55
iSHARES TRUST
(For a share outstanding throughout each period)

                                           iShares Dow Jones
                                        U.S. Telecommunications                                   iShares Dow Jones
                                                Sector                                          U.S. Utilities Sector
                                              Index Fund                                              Index Fund
                          ---------------------------------------------------     --------------------------------------------------
                             Six months                           Period from        Six months                         Period from
                                  ended                       May 22, 2000/1/             ended                    Jun. 12, 2000/1/
                          Oct. 31, 2002         Year ended                 to     Oct. 31, 2002        Year ended                to
                            (Unaudited)      Apr. 30, 2002      Apr. 30, 2001       (Unaudited)     Apr. 30, 2002     Apr. 30, 2001
----------------------------------------------------------- -----------------------------------------------------------------------
Net asset value,
  beginning of period     $       22.38      $      38.35   $          56.81      $      65.75      $      85.95   $       69.81
                          -------------      ------------   -----------------     ------------      ------------   -------------
Income From Investment
  Operations:
  Net investment income            0.17              0.29               0.35              1.12              1.89            1.82
  Net realized and
    unrealized gain
    (loss)                        (4.06)           (15.98)            (17.95)           (19.73)           (20.25)          16.19
                          -------------      ------------   ----------------      ------------      ------------   -------------
Total from investment
  operations                      (3.89)            15.69             (17.60)           (18.61)           (18.36)          18.01
                          -------------      ------------   ----------------      ------------      ------------   -------------
Less Distributions from:
  Net investment income           (0.18)            (0.28)             (0.27)            (1.11)            (1.84)          (1.73)
  Net realized gain                   -                 -              (0.59)                -                 -           (0.14)
                          -------------      ------------   ----------------      ------------      ------------   -------------
Total distributions               (0.18)            (0.28)             (0.86)            (1.11)            (1.84)          (1.87)
                          -------------      ------------   ----------------      ------------      ------------   -------------
Net Asset Value, End of
  Period                  $       18.31      $      22.38   $          38.35      $      46.03      $      65.75   $       85.95
                          =============      ============   ================      ============      ============   =============

Total Return                     (17.38)%/2/       (41.12)%           (31.06)%/2/       (28.54)%/2/       (21.38)%         25.90%/2/
                          =============      ============   -===============      ============      ============    ============

Ratios/Supplemental Data:
  Net assets, end of
    period (000s)         $      68,659      $     51,463   $         55,603      $    209,428      $    180,818   $      42,976
  Ratio of expenses to
    average net assets/3/          0.60%             0.60%              0.60%             0.60%             0.60%           0.60%
  Ratio of net investment
    income to average net
    assets/3/                      2.10%             1.05%              0.80%             4.40%             2.89%           2.59%
  Portfolio turnover
    rate/4/                          15%               43%                43%                7%                8%             11%

/1/  Commencement of operations.
/2/  Not annualized.
/3/  Annualized for periods of less than one year.
/4/ Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See Notes to Financial Statements.

56                               2002 iShares Semi-annual Report to Shareholders

Notes to the Financial Statements (Unaudited)

iSHARES TRUST

1.  SIGNIFICANT ACCOUNTING POLICIES

iShares Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was established as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999. As of October 31, 2002, the Trust offered 59 investment portfolios or funds.

These financial statements relate only to the iShares Dow Jones U.S. Total Market, iShares Dow Jones U.S. Energy Sector, iShares Dow Jones U.S. Healthcare Sector, iShares Dow Jones U.S. Technology Sector, iShares Dow Jones U.S. Telecommunications Sector and the iShares Dow Jones U.S. Utilities Sector Index Funds (each a "Fund", collectively the "Funds").

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The investment advisor uses a "passive" or index approach to achieve each Fund's investment objective. Each of the Funds is classified as a non-diversified fund under the 1940 Act, except for the iShares Dow Jones U.S. Total Market Index Fund, which is classified as a diversified fund. Non-diversified funds generally hold stocks of fewer companies than diversified funds and may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions. Actual results could differ from those estimates.

SECURITY VALUATION
Equity securities are valued at the last sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities for which there were no sales prices, are valued at the latest quoted bid prices. U.S. Government obligations are valued at the latest quoted bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, including restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by the Board of Trustees of the Trust.

SECURITY TRANSACTIONS AND INCOME RECOGNITION
Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

EQUALIZATION
The iShares Dow Jones U.S. Utilities Sector Index Fund uses the accounting practice of equalization. This accounting method is used to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital stock. Equalization is calculated on a per share basis whereby a portion of the proceeds from sales and costs of repurchases of capital stock is applied to undistributed net investment income. The amount of equalization is disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders from net investment income, if any, are declared and distributed at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and distributed once a year. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes.

Notes to the Financial Statements                                             57
iSHARES TRUST

At April 30, 2002, the tax year-end of the Funds, the components of distributable earnings on a tax basis were as follows:

    --------------------------------------------------------------------------------------------------
                                                Undistributed   Undistributed      Total Distributable
    iShares Index Fund                         Ordinary Income  Long-Term Gain           Earnings
    --------------------------------------------------------------------------------------------------
    Dow Jones U.S. Total Market                    $130,727         $   -  $           130,727
    Dow Jones U.S. Telecommunications Sector        188,391             -              188,391
    Dow Jones U.S. Utilities Sector                 389,691             -              389,691
    --------------------------------------------------------------------------------------------------

For the year ended April 30, 2002, the tax characterization of distributions paid was equal to the book characterization of distributions paid for all of the Funds. The total distributions and distributions per share are disclosed in the accompanying Statements of Changes in Net Assets and the Financial Highlights for all Funds.

FEDERAL INCOME TAXES
Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its net income and any net gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the six months ended October 31, 2002.

The following Funds had tax basis net capital loss carryforwards at April 30, 2002, the tax year-end of the Funds:

    ---------------------------------------------------------------------------------
                                               Expiring        Expiring      Expiring
    iShares Index Fund                             2009            2010         Total
    ---------------------------------------------------------------------------------
    Dow Jones U.S. Total Market                  $  -      $  2,220,191  $  2,220,191
    Dow Jones U.S. Energy Sector                  369           643,271       643,640
    Dow Jones U.S. Healthcare Sector                -           154,330       154,330
    Dow Jones U.S. Technology Sector                -         3,803,426     3,803,426
    Dow Jones U.S. Telecommunications Sector        -        10,282,380    10,282,380
    Dow Jones U.S. Utilities Sector                 -           173,950       173,950
    -------------------------------------------------------------------------

Net capital loss carry forwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

For the six months ended October 31, 2002, certain Funds realized net capital gains or losses resulting from in-kind redemptions of large blocks of 50,000 iShares ("Creation Units"). Because such gains or losses are not taxable to the Funds, and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Funds' tax year-end. These reclassifications have no effect on net assets or net asset values per share. The in-kind gains or losses for the six months ended October 31, 2002 are disclosed in the Statements of Operations.

REPURCHASE AGREEMENTS
Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities, which are delivered to the Funds' custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed,

58                               2002 iShares Semi-Annual Report to Shareholders
iSHARES TRUST

to ensure that their value equals or exceeds the repurchase price plus accrued interest. None of the Funds held repurchase agreements at October 31, 2002.

2.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, Barclays Global Fund Advisors ("BGFA") manages the investment of each Fund's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. Under the Investment Advisory Agreement, BGFA is responsible for all expenses ("Covered Expenses") of the Trust, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the executions of portfolio transactions, distribution fees and extraordinary expenses. Expenses related to the organization and initial registration of the Trust were borne by BGFA.

For its investment management services to each Fund, BGFA is entitled to an annual advisory fee based on the average daily net assets of each Fund as follows:

    -------------------------------------------------------------
                                                         Advisory
    iShares Index Fund                                        Fee
    -------------------------------------------------------------
    Dow Jones U.S. Total Market                              0.20%
    Dow Jones U.S. Energy Sector                             0.60
    Dow Jones U.S. Healthcare Sector                         0.60
    -------------------------------------------------------------

    -------------------------------------------------------------
                                                         Advisory
    iShares Index Fund                                        Fee
    -------------------------------------------------------------
    Dow Jones U.S. Technology Sector                         0.60%
    Dow Jones U.S. Telecommunications Sector                 0.60
    Dow Jones U.S. Utilities Sector                          0.60
    -------------------------------------------------------------

Investors Bank & Trust Company ("Investors Bank") serves as administrator, custodian, transfer agent and securities lending agent for the Funds. As compensation for its services, Investors Bank receives certain out-of-pocket costs, transaction fees, and asset-based fees, which are accrued daily and paid monthly. These fees are Covered Expenses as defined above.

SEI Investments Distribution Company serves as each Fund's underwriter and distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Trust. The distributor will deliver the Prospectus and Statement of Additional Information, if so requested, to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it.

Barclays Global Investors Services ("BGIS"), a subsidiary of Barclays Global Investors, N.A., may serve as a broker-dealer for the Funds. For the six months ended October 31, 2002, BGIS did not receive any brokerage commissions from the Funds.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund may invest in the Institutional Shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio, which is managed by BGFA, the Funds' investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Funds from temporary cash investments or from investment of securities lending collateral are recorded as either interest income or securities lending income, respectively, in the accompanying Statements of Operations.

Pursuant to Rule 17a-7 of the 1940 Act, certain Funds executed cross trades for the six months ended October 31, 2002. Cross trading is the buying or selling of portfolio securities between funds to which BGFA serves as investment advisor. In management's opinion, all transactions were in compliance with the requirements and restrictions set forth by Rule 17a-7.

Notes to the Financial Statements                                             59
iSHARES TRUST

As of October 31, 2002, certain trustees and officers of the Trust are also employees of BGFA and its affiliates or employees of Investors Bank.

3.  INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term securities) for the six months ended October 31, 2002, were as follows:

    ----------------------------------------------------------------
    iShares Index Fund                         Purchases       Sales
    ----------------------------------------------------------------
    Dow Jones U.S. Total Market               $2,323,458  $2,286,301
    Dow Jones U.S. Energy Sector               7,663,172   7,645,424
    Dow Jones U.S. Healthcare Sector           4,388,747   4,418,635
    Dow Jones U.S. Technology Sector           2,686,237   2,899,486
    Dow Jones U.S. Telecommunications Sector   7,339,009   7,538,529
    Dow Jones U.S. Utilities Sector           10,901,539  11,090,876
    ----------------------------------------------------------------

In-kind transactions for the six months ended October 31, 2002, were as follows:

    -----------------------------------------------------------------
                                                  In-Kind     In-Kind
    iShares Index Fund                          Purchases       Sales
    -----------------------------------------------------------------
    Dow Jones U.S. Total Market              $ 24,858,058 $         -
    Dow Jones U.S. Energy Sector               28,172,383  21,785,818
    Dow Jones U.S. Healthcare Sector          163,467,989   2,874,484
    Dow Jones U.S. Technology Sector           43,265,906  12,708,510
    Dow Jones U.S. Telecommunications Sector   58,747,998  33,992,684
    Dow Jones U.S. Utilities Sector           155,685,723  78,004,106
    -----------------------------------------------------------------

At October 31, 2002, the aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

--------------------------------------------------------------------------------------------------
                                                                                             Net
                                               Tax       Unrealized      Unrealized     Unrealized
iShares Index Fund                            Cost      Appreciation   Depreciation   Depreciation
--------------------------------------------------------------------------------------------------
Dow Jones U.S. Total Market               $162,155,799  $ 4,257,693   $ (40,093,543)  $(35,835,850)
Dow Jones U.S. Energy Sector               115,025,639      243,285     (21,564,337)   (21,321,052)
Dow Jones U.S. Healthcare Sector           424,209,744   12,122,698     (67,730,073)   (55,607,375)
Dow Jones U.S. Technology Sector           254,475,207      936,052    (118,786,402)  (117,850,350)
Dow Jones U.S. Telecommunications Sector    92,036,082      506,984     (17,292,748)   (16,785,764)
Dow Jones U.S. Utilities Sector            265,220,616    3,297,521     (50,739,549)   (47,442,028)
--------------------------------------------------------------------------------------------------

60                               2002 iShares Semi-annual Report to Shareholders
iSHARES TRUST

4.  iSHARES TRANSACTIONS

At October 31, 2002, there were an unlimited number of no par value shares of beneficial interest ("iShares") authorized. iShares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, iShares are not redeemable. Transactions in iShares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind contribution of a designated portfolio of equity securities constituting a substantial replication, or a portfolio sampling representation, of the stocks involved in the relevant Fund's underlying index and an amount of cash. A purchase transaction fee and a redemption transaction fee are charged to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of iShares.

5.  LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of October 31, 2002, the Funds had loaned securities which were collateralized by cash. The cash collateral received was invested in money market mutual funds. The market value of the securities on loan at October 31, 2002 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities.

6.  LEGAL PROCEEDINGS

In April 2002, the judge overseeing an ongoing action in the U.S. District Court for the Northern District of Illinois granted leave for a United States patentholder named MOPEX, Inc. to amend its complaint to add the Trust, along with seven other parties, as a defendant. There are now a total of twenty defendants, including the Trust's investment advisor, other exchange traded funds, various fund service providers and market makers, and the Chicago Stock Exchange, Inc. In the action, the plaintiff alleges that the actions of the parties, now including the Trust, infringed their patent, which allegedly covers a mechanism for continuous pricing of exchange traded funds. In addition, the plaintiff alleges that the parties engaged in a "conspiracy" amongst themselves to infringe the patent. Although this is the only case to which the Trust has been named as a party, this action is one of two involving related issues. The Trust believes that it has valid defenses to all claims raised by the patentholder. However, a resolution of this case may impose increased costs on the Trust and thus raise the expense ratios of the Funds, adversely affecting performance.

Notes to the Financial Statements                                             61

The iShares Family of Funds

The following is a list of iShares Funds being offered, along with their respective exchange trading symbols. Please call iShares at 1-800-iShares (1-800-474-2737) to obtain a prospectus for any iShares fund. It contains more complete information, including charges and expenses.

Broad Market
iShares Dow Jones U.S. Total Market Index Fund(IYY) iShares Russell 3000 Index Fund (IWV) iShares Russell 3000 Growth Index Fund (IWZ) iShares Russell 3000 Value Index Fund (IWW)

Large Cap
iShares Russell 1000 Index Fund (IWB)
iShares Russell 1000 Growth Index Fund (IWF) iShares Russell 1000 Value Index Fund (IWD) iShares S&P 100 Index Fund (OEF) iShares S&P 500 Index Fund (IVV) iShares S&P 500/BARRA Growth Index Fund (IVW) iShares S&P 500/BARRA Value Index Fund (IVE)

Mid Cap
iShares Russell Midcap Index Fund (IWR)
iShares Russell Midcap Growth Index Fund(IWP) iShares Russell Midcap Value Index Fund (IWS) iShares S&P MidCap 400 Index Fund (IJH) iShares S&P MidCap 400/BARRA Growth Index Fund (IJK) iShares S&P MidCap 400/BARRA Value Index Fund (IJJ)

Small Cap
iShares Russell 2000 Index Fund (IWM)
iShares Russell 2000 Growth Index Fund (IWO) iShares Russell 2000 Value Index Fund (IWN) iShares S&P SmallCap 600 Index Fund (IJR) iShares S&P SmallCap 600/BARRA Growth Index Fund (IJT) iShares S&P SmallCap 600/BARRA Value Index Fund (IJS)

Sector & Industry
iShares Cohen & Steers Realty Majors Index Fund (ICF) iShares Dow Jones U.S. Basic Materials Sector Index Fund (IYM) iShares Dow Jones U.S. Chemicals Index Fund (IYD) * iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund (IYC) iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund (IYK) iShares Dow Jones U.S. Energy Sector Index Fund (IYE) iShares Dow Jones U.S. Financial Sector Index Fund (IYF) iShares Dow Jones U.S. Financial Services Index Fund (IYG iShares Dow Jones U.S. Healthcare Sector Index Fund (IYH) iShares Dow Jones U.S. Industrial Sector Index Fund (IYJ) iShares Dow Jones U.S. Internet Index Fund (IYV) * iShares Dow Jones U.S. Real Estate Index Fund (IYR) iShares Dow Jones U.S. Technology Sector Index Fund (IYW) iShares Dow Jones U.S. Telecommunications Sector Index Fund (IYZ) iShares Dow Jones U.S. Utilities Sector Index Fund (IDU) iShares Goldman Sachs Natural Resources Index Fund (IGE) iShares Goldman Sachs Networking Index Fund (IGN) iShares Goldman Sachs Semiconductor Index Fund (IGW) iShares Goldman Sachs Software Index Fund (IGV) iShares Goldman Sachs Technology Index Fund (IGM) iShares Nasdaq Biotechnology Index Fund (IBB)

Fixed Income
iShares Lehman 1-3 Year Treasury Bond Fund (SHY) iShares Lehman 7-10 Year Treasury Bond Fund (IEF) iShares Lehman 20+ Year Treasury Bond Fund (TLT) iShares GS $ InvesTop(TM) Corporate Bond Fund (LQD)

Global Sector
iShares S&P Global Energy Sector Index Fund (IXC) iShares S&P Global Financials Sector Index Fund (IXG) iShares S&P Global Healthcare Sector Index Fund (IXJ) iShares S&P Global Technology Sector Index Fund (IXN) iShares S&P Global Telecommunications Sector Index Fund (IXP)

International/Broad Market
iShares MSCI EAFE Index Fund (EFA)

International/Regional
iShares MSCI EMU Index Fund (EZU)
iShares MSCI Pacific ex-Japan Index Fund (EPP) iShares S&P Europe 350 Index Fund (IEV)

International/Developed Country
iShares MSCI Australia Index Fund (EWA)
iShares MSCI Austria Index Fund (EWO)
iShares MSCI Belgium Index Fund (EWK)
iShares MSCI Canada Index Fund (EWC)
iShares MSCI France Index Fund (EWQ)
iShares MSCI Germany Index Fund (EWG)
iShares MSCI Hong Kong Index Fund (EWH)
iShares MSCI Italy Index Fund (EWI)
iShares MSCI Japan Index Fund (EWJ)
iShares MSCI Netherlands Index Fund (EWN) iShares MSCI Singapore Index Fund (EWS) iShares MSCI Spain Index Fund (EWP) iShares MSCI Sweden Index Fund (EWD) iShares MSCI Switzerland Index Fund (EWL) iShares MSCI United Kingdom Index Fund (EWU) iShares S&P/TOPIX 150 Index Fund (ITF) iShares S&P/TSE 60 Index Fund (IKC) *

International/Emerging Country
iShares MSCI Brazil Index Fund (EWZ)
iShares MSCI Malaysia Index Fund (EWM)
iShares MSCI Mexico Index Fund (EWW)
iShares MSCI South Korea Index Fund (EWY) iShares MSCI Taiwan Index Fund (EWT) iShares S&P Latin America 40 Index Fund (ILF)

Global/Broad Market
iShares S&P Global 100 Index Fund (IOO)

* Fund Termination and liquidation anticipated On December 13, 2002.

This advertising section does not constitute part of the 2002 Semi-Annual
Report.

iShares are not sponsored or endorsed by Goldman, Sachs & Co. or Lehman Brothers, nor are they sponsored, endorsed, sold or promoted by Cohen & Steers Capital Management, Inc., Dow Jones & Company, Inc., Morgan Stanley Capital International, The Nasdaq Stock Market, Inc., Frank Russell Company, or Standard & Poor's. None of these companies make any representation regarding the advisability of investing in iShares. Neither SEI nor BGI, nor any of their affiliates, are affiliated with Goldman, Sachs & Co. or Lehman Brothers. "GS $ InvesTop(TM)", "GS $ InvesTop(TM) Index", "GS $ Investment Grade Index(TM)" and "Goldman Sachs(R)" are trademarks of Goldman, Sachs & Co. The methodology of the GS $ InvesTop(TM) Index is owned by Goldman, Sachs & Co., may be covered by one or more patents or pending patent applications and is provided under license from Goldman, Sachs & Co.

62                               2002 iSHARES SEMI-ANNUAL REPORT TO SHAREHOLDERS
iShares are distributed by SEI Investments Distribution Co. (SEI). Barclays Global Fund Advisors (BGFA) serves as an advisor to iShares. Barclays Global Investors Services (BGIS) assists in the marketing of iShares. BGFA and BGIS are subsidiaries of Barclays Global Investors, N.A., neither of which is affiliated with SEI.

Investors Bank & Trust Company serves as administrator, custodian, securities lending agent and transfer agent.

iShares are not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc., nor does this company make any representation regarding the advisability of investing in iShares,

Investing involves risk, including possible loss of principal.

(c)2002 Barclays Global Investors. All rights reserved. iShares is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

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